EXECUTION VERSION

FIRST AMENDMENT TO TERM LOAN AND
SECURITY AGREEMENT

FIRST AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT, dated as of May 9, 2025 (this “First Amendment”), among GENASYS INC., a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto and CANTOR FITZGERALD SECURITIES, in its capacities as Administrative Agent and Collateral Agent (collectively, the “Agent”).

WHEREAS, Borrower, the Guarantors, the Lenders and Agent entered into the Term Loan and Security Agreement, dated as of May 13, 2024 (as amended, restated other otherwise modified prior to the date hereof, the “Existing Loan Agreement”); and

WHEREAS, Borrower, Guarantors, Lenders and Agent have agreed to amend the Existing Loan Agreement .

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS AND RULES OF CONSTRUCTION
Section 1.1
Definitions. Unless otherwise defined herein, capitalized terms used herein but not defined herein shall have the respective meanings given thereto in the Existing Loan Agreement as amended by this First Amendment (the Existing Loan Agreement, as amended by this First Amendment being, the “Amended Loan Agreement”).
ARTICLE II.

AMENDMENTS TO EXISTING LOAN AGREEMENT
Section 2.1
Amendments to the Existing Loan Agreement.
(a)
Amendment. Each of the parties hereto agrees that, effective as of the First Amendment Effective Date (as defined herein):
(i)
The Existing Loan Agreement shall be amended to delete the stricken text in red (indicated textually in the same manner as the following example: ~~stricken text~~), to add the double-underlined text in blue (indicated textually in the same manner as the following example: double-underlined text), to move from its location the stricken text in green (indicated textually in the same manner as the following example: ~~moved from text~~) and to move into its new location the double-underlined text in green (indicated textually in the same manner as the following example: moved to text), in each case, as set forth in the pages of the Loan Agreement attached as Annex A hereto;
(ii)
Schedule 2.1(a) to the Existing Loan Agreement shall be deleted in its entirety and replaced with the Schedule 2.1(a) attached as Annex B hereto;

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(iii)
Exhibit C to the Existing Loan Agreement shall be deleted in its entirety and replaced with the Exhibit C attached as Annex C hereto;
(iv)
Exhibit G to the Existing Loan Agreement shall be deleted in its entirety and replaced with the Exhibit G attached as Annex D hereto; and
(v)
Exhibit H to the Existing Loan Agreement shall be deleted in its entirety and replaced with the Exhibit H attached as Annex E hereto.
ARTICLE III.

CONDITIONS PRECEDENT TO FIRST AMENDMENT
Section 3.1
Conditions Precedent. The effectiveness of Article 2 above shall be subject to the satisfaction of each of the following conditions, in form and substance reasonably satisfactory to Agent and Lenders (or the waiver thereof by Lenders) (the date such conditions are satisfied being, the “First Amendment Effective Date”):
(a)
The Agent shall have received the following documents, each in form and substance satisfactory to the Lenders and duly executed by the applicable parties thereto:
(i)
This First Amendment, including all exhibits and schedules attached hereto;
(ii)
a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party’s Board of Directors authorizing its execution, delivery, and performance of this First Amendment and the Amended Loan Agreement, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party;
(b)
the Lenders shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the date hereof, certified as true, correct and complete by the Secretary of such Loan Party;
(c)
Prior to and after giving effect to this First Amendment, the representations and warranties of Borrower and each other Loan Party contained in the Amended Loan Agreement and in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, after giving effect to the making of the First Amendment Term Loan;
(d)
Prior to and after giving effect to this First Amendment (including the making of the First Amendment Term Loan), no Default or Event of Default shall have occurred and be continuing;
(e)
The Agent and Lenders shall have received a certificate of Responsible Officer certifying as to the satisfactions of the matters set forth in Sections 3.1(c) and 3.1(d); and

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(f)
Borrower shall have paid all Expenses incurred in connection with this First Amendment and the transactions contemplated hereby, to the extent invoiced to Borrower at least one day prior to the First Amendment Effective Date.

If required by Agent or Lenders, originals of all of the above referenced documents, instruments, forms, and other materials shall be delivered to Agent or its legal counsel on or prior to the date hereof.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES
Section 4.1
The Borrower and each Guarantor represents and warrants, on and as of First Amendment Effective Date, as follows:
(a)
The execution, delivery, and performance by such Loan Party of this First Amendment have been duly authorized by all necessary action on the part of such Loan Party;
(b)
The execution, delivery, and performance by such Loan Party of this First Amendment do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its Subsidiaries except to the extent that any such conflict, breach or default has been waived or would not individually or in the aggregate reasonably be expected to cause a Material Adverse Change, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any Loan Party’s interest holders or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain would not individually or in the aggregate reasonably be expected to cause a Material Adverse Change;
(c)
No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the execution, delivery, or performance of this First Amendment by such Loan Party; and
(d)
This Amendment has been duly executed and delivered by each Loan Party that is a party hereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
ARTICLE V.

MISCELLANEOUS
Section 5.1
Effect of Amendment. Except as expressly set forth herein, this First Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions,

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obligations, covenants or agreements contained in the Existing Loan Agreement or any other provision of the Existing Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the First Amendment Effective Date, each reference in the Amended Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Loan Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Existing Loan Agreement as amended hereby, and this First Amendment and the Existing Loan Agreement shall be read together and construed as a single instrument. This First Amendment shall constitute a Loan Document. The parties hereto acknowledge and agree that the amendment of the Existing Loan Agreement pursuant to this First Amendment and all other Loan Documents executed and delivered in connection herewith shall not constitute a novation of the Existing Loan Agreement and the other Loan Documents as in effect prior to the First Amendment Effective Date.
Section 5.2
Acknowledgment and Reaffirmation. This First Amendment and the performance or consummation of any transaction that may be contemplated under this First Amendment shall not limit, restrict, extinguish or otherwise impair the Borrower’s or Guarantors’ liabilities and obligations to Agent and/or Lenders under the Loan Documents and the Borrower and each Guarantor hereby (i) expressly acknowledges the terms of the Existing Loan Agreement as amended hereby, (ii) reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Loan Documents, with all such Liens continuing in full force and effect after giving effect to this First Amendment and (iii) after giving effect to this First Amendment, acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect. Each of the Guarantors acknowledges and agrees that (x) the guaranty to which such Guarantor is a party remains in full force and effect and is fully enforceable against such Guarantor in accordance with its terms and (y) it has no offsets, claims or defenses to or in connection with the Guaranteed Obligations, all of such offsets, claims and/or defenses are hereby waived.
Section 5.3
Amendment; Waiver. No amendment, waiver, consent or modification of any provision of this First Amendment shall be effective except in accordance with Section 15.1 of the Amended Loan Agreement.
Section 5.4
Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and permitted assigns in accordance with Section 14.1 of the Amended Loan Agreement.
Section 5.5
Captions. Section captions have been included in this First Amendment for convenience of reference only and should not be relied upon or used in interpreting the meaning or intent of any provision hereof.
Section 5.6
Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

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Section 5.7
GOVERNING LAW; WAIVER OF JURY TRIAL. Article 13 of the Existing Loan Agreement is hereby incorporated by reference, mutatis mutandis.
Section 5.8
Release of Claims. Each Loan Party hereby absolutely and unconditionally releases and forever discharges, the Agent and each Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, Affiliates, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents, employees and attorneys of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, in each case, related to the Loan Documents (including without limitation, the administration thereof), the Warrants (or any other equity interest issued by Borrower to Lenders), the Term Loans and/or any other Obligations, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which each Loan Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time through and including the date of this First Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
Section 5.9
Direction to Agent. The Lenders party hereto, constituting all of the Lenders party to the Existing Loan Agreement as of the date hereof, hereby direct the Agent to execute and deliver this First Amendment. The Borrower, the Guarantors and the Lenders party hereto expressly agree and confirm that the Agent’s right to indemnification, as set forth in Sections 17.5 and 19.9 of the Amended Loan Agreement shall apply with respect to any and all losses, claims, liabilities costs and expenses that the Agent suffers, incurs or is threatened with relating to actions taken or omitted by the Agent in connection with this First Amendment and the other Loan Documents. The Borrower and each Guarantor hereby agrees to pay all Expenses incurred in connection with the preparation, negotiation and execution of this First Amendment in accordance with Section 19.9 of the Amended Loan Agreement.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:	GENASYS INC.

By: /s/ Richard S. Danforth
Name: Richard S. Danforth
Title: Chief Executive Officer

GUARANTORS:	GENASYS PUERTO RICO, LLC

By: /s/ Richard S. Danforth
Name: Richard S. Danforth
Title: Chief Executive Officer

EVERTEL TECHNOLOGIES, LLC

By: /s/ Richard S. Danforth
Name: Richard S. Danforth
Title: Chief Executive Officer

ZONEHAVEN LLC

By: /s/ Richard S. Danforth
Name: Richard S. Danforth
Title: Chief Executive Officer

[Signature Page to First Amendment to Term Loan and Security Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:	CANTOR FITZGERALD SECURITIES

By: /s/ Ryan Yeh
Name: Ryan Yeh
Title: Vice President and Assistant General Counsel

[Signature Page to First Amendment to Term Loan and Security Agreement]

LENDERS:	Whitebox Multi-Strategy Partners, LP By: Whitebox Advisors LLC, its investment manager

By: /s/ Andrew M. Thau
Name: Andrew M. Thau
Title: Managing Director

WHITEBOX RELATIVE VALUE PARTNERS, LP By: Whitebox Advisors LLC, its investment manager

By: /s/ Andrew M. Thau
Name: Andrew M. Thau
Title: Managing Director

PANDORA SELECT PARTNERS, LP By: Whitebox Advisors LLC, its investment manager

By: /s/ Andrew M. Thau
Name: Andrew M. Thau
Title: Managing Director

WHITEBOX GT FUND, LP By: Whitebox Advisors LLC, its investment manager

By: /s/ Andrew M. Thau
Name: Andrew M. Thau
Title: Managing Director

[Signature Page to First Amendment to Term Loan and Security Agreement]

Annex A

Amended Term Loan and Security Agreement

See Attached.

Annex A to First Amendment to Term Loan and Security Agreement

TERM LOAN AND SECURITY AGREEMENT

by and among

GENASYS INC.,

as Borrower,

THE GUARANTORS NAMED HEREIN,

as Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

as Lenders and

CANTOR FITZGERALD SECURITIES,

as Collateral Agent and Administrative Agent Dated as of May 13., 2024,

as amended by the First Amendment to Term Loan and Security Agreement, dated May 9, 2025

Annex A to First Amendment to Term Loan and Security Agreement

TABLE OF CONTENTS

PAGE

1.
DEFINITIONS AND CONSTRUCTION. 1
1.1
Definitions, Code Terms, Accounting Terms and Construction 1
2.
LOANS AND TERMS OF PAYMENT. 1
2.1
Term Loan 1
2.2
Evidence of Term Loan; Notes ~~1~~2
2.3
Borrowing Procedures ~~1~~2
2.4
Payments; Optional Prepayments ~~2~~3
2.5
Mandatory Prepayments ~~3~~5
2.6
Interest Rates: Rates, Payments, and Calculations ~~4~~7
2.7
Designated Account ~~8~~10
2.8
Statements of Obligations ~~8~~10
2.9
[Reserved] ~~8~~11
2.10
Effect of Maturity ~~8~~11
2.11
Original Issue Discount ~~9~~12
2.12
Fees ~~9~~12
2.13
Payments by the Lenders to the Agent; Settlement ~~9~~12
2.14
Purchase Price Allocation; Tax Treatment ~~10~~12
3.
SECURITY INTEREST. ~~10~~12
3.1
Grant of Security Interest ~~10~~12
3.2
Borrower Remains Liable ~~10~~13
3.3
Assignment of Insurance ~~10~~13
3.4
Financing Statements ~~11~~13
4.
CONDITIONS. ~~11~~14
4.1
Conditions Precedent to Closing ~~11~~14
4.2
Conditions Precedent to First Amendment Term Loan 14
4.3
Conditions Precedent to Additional Term Loan 14
5.
REPRESENTATIONS AND WARRANTIES. ~~11~~15
6.
AFFIRMATIVE COVENANTS. ~~11~~15
6.1
Financial Statements, Reports, Certificates ~~11~~15
6.2
[Intentionally Omitted] ~~12~~16
6.3
Existence ~~12~~16
6.4
Maintenance of Properties ~~12~~16
6.5
Taxes; Obligations ~~12~~16
6.6
Insurance ~~12~~16
6.7
Inspections, Exams, Collateral Exams and Appraisals ~~13~~17
6.8
Account Verification ~~13~~17
6.9
Compliance with Laws ~~13~~17
6.10
Environmental ~~13~~17
6.11
Disclosure Updates ~~14~~18

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6.12
Collateral Covenants ~~15~~19
6.13
Material Contracts ~~20~~24
6.14
Location of Inventory, Equipment and Books ~~20~~24
6.15
Further Assurances ~~20~~24
6.16
Post-Closing Deliverables ~~21~~25
7.
NEGATIVE COVENANTS. ~~21~~25
7.1
Indebtedness ~~21~~25
7.2
Liens ~~22~~26
7.3
Restrictions on Fundamental Changes ~~22~~26
7.4
Disposal of Assets ~~23~~27
7.5
Change of Name ~~23~~27
7.6
Nature of Business ~~23~~27
7.7
Prepayments ~~23~~27
7.8
Amendments ~~24~~28
7.9
Change of Control ~~24~~28
7.10
Accounting Methods ~~24~~28
7.11
Investments ~~24~~28
7.12
Transactions with Affiliates ~~24~~28
7.13
Use of Proceeds ~~24~~28
7.14
Limitation on Issuance of Stock ~~25~~29
7.15
Consignments ~~25~~29
7.16
Inventory and Equipment with Bailees ~~25~~29
7.17
Other Payments and Distributions ~~25~~29
7.18
Minimum Liquidity ~~26~~30
7.19
Benefits ~~26~~30
8.
[INTENTIONALLY OMITTED]. ~~26~~30
9.
EVENTS OF DEFAULT. ~~26~~30
10.
RIGHTS AND REMEDIES. ~~28~~32
10.1
Rights and Remedies ~~28~~32
10.2
Pledged Collateral ~~30~~34
10.3
Agent Appointed Attorney in Fact ~~32~~36
10.4
Remedies Cumulative ~~33~~37
10.5
Crediting of Payments and Proceeds ~~33~~37
10.6
Marshaling ~~33~~37
10.7
License ~~33~~37
11.
WAIVERS; INDEMNIFICATION. ~~34~~38
11.1
Demand; Protest; etc. ~~34~~38
11.2
Agent’s Liability for Collateral ~~34~~38
11.3
Indemnification ~~34~~38
12.
NOTICES. ~~35~~39
13.
CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. ~~36~~40
14.
ASSIGNS; SUCCESSORS; REPLACEMENT OF LENDERS. ~~38~~42

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14.1
Binding Effect; Successors and Assigns ~~38~~42
14.2
Assignments and Participations ~~38~~42
14.3
Replacement of Lender ~~39~~43
15.
AMENDMENTS; WAIVERS. ~~40~~44
15.1
Amendments and Waivers ~~40~~44
15.2
No Waiver; Cumulative Remedies ~~41~~45
16.
TAXES, YIELD PROTECTION AND ILLEGALITY. ~~41~~45
16.1
Taxes ~~41~~45
16.2
Increased Costs and Reduction of Return ~~44~~48
16.3
Certificates of Lenders ~~45~~49
16.4
Illegality. ~~45~~49
17.
THE ADMINISTRATIVE AGENT ~~46~~50
17.1
Appointment ~~46~~50
17.2
Nature of Duties ~~46~~51
17.3
Rights, Exculpation, Etc. ~~47~~51
17.4
Reliance ~~49~~53
17.5
Indemnification ~~49~~54
17.6
Agent Individually ~~50~~54
17.7
Sub-agents ~~50~~54
17.8
Successor Agent ~~50~~54
17.9
Delivery of Information ~~51~~55
17.10
Collateral Matters ~~51~~55
17.11
Agency for Perfection ~~52~~56
17.12
Actions With Respect To Collateral ~~53~~57
17.13
Filing of Proofs of Claim ~~53~~57
17.14
Erroneous Payments ~~53~~57
18.
GUARANTY ~~55~~60
18.1
Guarantors ~~55~~60
18.2
Guaranty; Limitation of Liability ~~55~~60
18.3
Guaranty Absolute ~~56~~60
18.4
Waivers and Acknowledgments ~~57~~61
18.5
Subrogation ~~58~~62
18.6
Guaranty Supplements ~~58~~63
18.7
Subordination ~~59~~63
18.8
Continuing Guaranty; Assignments ~~59~~64
19.
GENERAL PROVISIONS. ~~60~~64
19.1
Effectiveness ~~60~~64
19.2
Section Headings ~~60~~64
19.3
Interpretation ~~60~~64
19.4
Severability of Provisions ~~60~~64
19.5
Debtor-Creditor Relationship ~~60~~64
19.6
Counterparts; Electronic Execution ~~60~~65

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19.7
Revival and Reinstatement of Obligations ~~61~~65
19.8
Confidentiality ~~61~~65
19.9
Expenses ~~62~~67
19.10
Setoff ~~63~~67
19.11
Release; Retention in Satisfaction; Etc. ~~63~~68
19.12
Survival ~~64~~68
19.13
Patriot Act ~~64~~68
19.14
Integration ~~64~~69
19.15
Lender Instructions ~~64~~69
19.16
Original Issue Discount ~~65~~69

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EXHIBITS AND SCHEDULES

Schedule 1.1 Definitions Schedule 2.1(a) Commitments

Schedule 6.1 Financial Statement, Reports, Certificates Schedule 6.6 Schedule of Insurance

Schedule 6.12(l)(i) Pledged Certificated Stock Schedule 6.12(l)(ii) Pledged Debt Instruments

Exhibit A Form of Compliance Certificate

Exhibit B Conditions Precedent

Exhibit C Form of Note

Exhibit D Representations and Warranties

Exhibit E Information Certificate

Exhibit F Form of Guaranty Supplement

Exhibit G Form of Borrowing Certificate

Exhibit H Form of Assignment & Assumption Agreement Exhibit I Post-Closing Deliverables

Exhibit J Form of Copyright Security Agreement Exhibit K Form of Patent Security Agreement Exhibit L Form of Trademark Security Agreement

Schedule A-1 Collection Account Schedule A-2 Authorized Person Schedule D-1 Designated Account Schedule P-1 Permitted Investments Schedule P-2 Permitted Liens

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TERM LOAN AND SECURITY AGREEMENT

THIS TERM LOAN AND SECURITY AGREEMENT (this “Agreement”), is entered into as of this 13th day of May, 2024, by and among Genasys Inc., a Delaware corporation (“Borrower”), the Guarantors (hereinafter defined), the lenders party hereto from time to time (the “Lenders”) and Cantor Fitzgerald Securities, in its capacities as administrative agent (the “Administrative Agent”) and collateral agent hereunder (the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agent”).

WHEREAS, the Borrower has requested that the Lenders make a term loan in the aggregate principal amount of $15,000,000 to the Borrower on the Closing Date (the “Closing Date Term Loan”);

WHEREAS, the Lenders have agreed to make the Closing Date Term Loan to the Borrower on the Closing Date subject to the terms and conditions set forth herein; and

WHEREAS, on the First Amendment Effective Date, the Lenders have agreed to (i) make a term loan to the Borrower in an amount equal to the Lenders’ respective First Amendment Term Loan Commitments (as defined herein) in the aggregate principal amount of $4,000,000 (the “First Amendment Term Loan”) and (ii) provide a process to consider making an additional term loan of up to

$4,000,000 to the Borrower, in Lenders’ sole discretion (as defined further in Section 2.1(c), the “Additional Term Loan”), in each case, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree, subject to the satisfaction of the conditions set forth herein, as follows:

1.
DEFINITIONS AND CONSTRUCTION.

1.1
Definitions, Code Terms, Accounting Terms and Construction. Capitalized terms used in this Agreement shall have the meanings specified herein and on Schedule 1.1. Additionally, matters of (a) interpretation of terms defined in the Code, (b) interpretation of accounting terms and (c) construction, in each case, are set forth in Schedule 1.1.

2.
LOANS AND TERMS OF PAYMENT.

2.1
Term Loan.

(a)
Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Loan Parties contained herein, each Lender, severally and not jointly, agrees to make its portion of the Closing Date Term Loan to Borrower on the Closing Date in an aggregate principal amount equal to the amount of such Lender’s Closing Date Term Loan Commitment. After giving effect to the making of its portion of the Closing Date Term Loan, each Lender’s Closing Date Term Loan Commitment shall, and as of the Closing Date did, terminate immediately and without further action.

(b)
Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Loan Parties contained herein, each Lender, severally and not jointly, agrees to make its portion of the First Amendment Term Loan to Borrower on the First Amendment Effective Date in an aggregate principal amount equal to the amount of such Lender’s First Amendment Term Loan Commitment. After giving effect to the making of its portion of the First Amendment Term Loan, each Lender’s First Amendment Term Loan Commitment shall terminate immediately and without further action.

(c)
Subject to the terms and conditions of this Agreement, the Borrower may at any time request, by written notice to the Lenders and the Agent, an additional tranche of Term Loans under the Loan Documents (such Term Loan, an “Additional Term Loan”) in an aggregate principal amount of up to $4,000,000 provided that the Lenders shall have no obligation or Commitment to make such Additional Term Loan unless each Lender agrees in its sole and absolute discretion to provide such Commitment and make such Additional Term Loan. Any request for an Additional Term Loan shall be in the form of a Borrowing Certificate and shall include the proposed borrowing date for such Additional Term Loan, which shall be no less than five (5) Business Days following the delivery of such written notice to Lenders and the Agent requesting an Additional Term Loan, and the amount of the Additional Term Loan requested. The Lenders shall respond in writing (which may be by email) to such request by Borrower as to Lenders’ intent to fund or not to fund the Additional Term Loan within three (3) Business Days after receiving such written request from Borrower, provided that if the Lenders do not so respond within such time frame, the Lenders shall be deemed to have rejected Borrower’s request for the Additional Term Loan.

(d)
~~(b)~~ Amounts borrowed pursuant to this Section 2.1 that are repaid or prepaid may not be reborrowed at any time during the term of this Agreement. The outstanding principal amount of the Term Loans, together with interest accrued and unpaid thereon (and, in the case of any outstanding principal amount of the First Amendment Term Loan and the Additional Term Loan (if any), the Minimum Return Amount), shall be due and payable on the Maturity Date applicable to such Term Loan.

2.2
Evidence of Term Loan; Notes. The Term Loans made by the Lenders ~~is~~are evidenced by this Agreement and, if requested by any Lender, Borrower shall promptly execute and deliver to such Lender a Note or Notes payable to such Lender and its registered assigns in a principal amount equal to the portion of the Term Loans made by such Lender and its registered assigns.

2.3
Borrowing Procedures.

(a)
Procedure for Borrowing.

(i)
The request for the Borrowing of the Closing Date Term Loan shall be made by a written request, in the form of the Borrowing Certificate, by an Authorized Person delivered to the Agent. Such written request must be received by the Agent no later than 11:00 a.m. (New York City time) on the Closing Date. The request for the Borrowing of the First Amendment Term Loan shall be made by a written request, in the form of the Borrowing Certificate, by an Authorized Person delivered to the Agent and Lenders. Such written request must be received by the Agent and Lenders no later than 11:00 a.m. (New York City time) on the First Amendment Effective Date. The request for the Borrowing of the Additional Term Loan shall be made by a written request, in substantially the form of the Borrowing Certificate, by an Authorized Person delivered to the Agent and Lenders. Such written request must be received by the Agent and Lenders no later than 11:00 a.m. (New York City time) at least five (5) Business Days before the borrowing date.
(ii)
Promptly following receipt of a Borrowing request in accordance with Section 2.3(a)(i), the Agent shall forthwith advise each Lender of the details thereof.

(b)
Making of Loans.

(i)
~~(b) Making of Loans.~~ Upon satisfaction of the conditions precedent~~s~~ set forth in Section 4.1 hereof, each Lender shall make its portion of the Closing Date Term Loan on the Closing Date by wire transfer of immediately available funds to the Designated Account. Notwithstanding anything to the contrary herein, no Lender shall be obligated to make any portion of the Closing Date Term Loan if one (1) or more of the applicable conditions precedent set forth in Section 4.1 will not be satisfied on the Closing Date unless such condition has been waived by the Required Lenders.

(ii)
Upon satisfaction of the conditions precedent set forth in Section 4.2, each Lender shall make its portion of the First Amendment Term Loan on the First Amendment Effective Date by wire transfer of immediately available funds to the Designated Account. Notwithstanding anything to the contrary herein, no Lender shall be obligated to make any portion of the First Amendment Term Loan if one (1) or more of the applicable conditions precedent set forth in Section 4.2 will not be satisfied on the First Amendment Effective Date unless such condition has been waived by the Required Lenders.

(iii)
To the extent that each of the Lenders has consented to the making of the Additional Term Loan pursuant to Section 2.1(c), upon the satisfaction of the conditions precedent set forth in Section 4.3, each Lender shall make its portion of the Additional Term Loan on the applicable date of Borrowing of the Additional Term Loan by wire transfer of immediately available funds to the Designated Account. Notwithstanding anything to the contrary herein, no Lender shall be obligated to make any portion of the Additional Term Loan if one (1) or more of the applicable conditions precedent set forth in Section 4.3 will not be satisfied on the applicable date of such Borrowing unless such condition has been waived by the Required Lenders.

(c)
Protective Advances. Each Lender, acting through the Agent, may make an additional loan for any reason at any time in its Permitted Discretion, without Borrower’s compliance with any of the conditions of this Agreement, and (i) disburse the proceeds directly to third Persons in order to protect the Agent’s interest in the Collateral or to perform any obligation of Borrower under this Agreement or otherwise to enhance the likelihood of repayment of the Obligations, or (ii) apply the proceeds to outstanding Obligations then due and payable (such advance, a “Protective Advance”). All Protective Advances shall constitute Obligations for all purposes hereunder.

2.4
Payments; Optional Prepayments.

(a)
Payments by Borrower. Except as otherwise expressly provided herein, all payments by Borrower to Agent and/or Lenders shall be made to the Agent (for the benefit of Lenders when such payments are not solely for Agent’s benefit).

(b)
Optional Prepayments Generally. Borrower may at any time upon written notice by Borrower to the Agent, not later than 12:00 p.m. (New York City time) two (2) Business Days prior to the day of prepayment (which notice shall specify the amount and date of the prepayment), prepay the Term Loan in whole or in part in an amount greater than or equal to

$500,000 (or the full remaining amount) provided that (i) all voluntary prepayments shall be applied first to prepay the First Amendment Term Loan in full in cash (including the Minimum Return Amount) prior to the prepayment of any other outstanding Term Loan, (ii) any voluntary prepayment of the Closing Date Term Loan made from the Closing Date through the first anniversary of the Closing Date, shall be accompanied by a prepayment premium equal to one percent (1%) of such prepayment made ~~and~~, (iii) any voluntary prepayment of the Closing Date Term Loan made after the first anniversary of the Closing Date, shall be payable without penalty or premium and (iv) any voluntary prepayment of the First Amendment Term Loan or the Additional Term Loan shall be accompanied by a payment equal to the Minimum Return Amount due on account of the principal amount of the First Amendment Term Loan and/or Additional Term Loan so prepaid. Any prepayment of the Term Loan shall be applied as provided in Section 2.4(d). All voluntary prepayments of principal shall be accompanied by the corresponding amount of interest accrued on such principal.

(c)
Notices. The notice of any prepayment pursuant to clause (b) above shall not thereafter be revocable by Borrower and the Agent will promptly notify each Lender thereof and of such Lender’s pro rata share of such prepayment; provided, however, that a notice of prepayment delivered by Borrower in connection with a prepayment of the Obligations in full may state that such prepayment is conditioned upon the effectiveness of other credit facilities, the proceeds of which shall be used to repay the Obligations in full in cash, in which case such notice may be revoked by Borrower (by written notice provided to the Agent on or prior to the specified effective date thereof) if such condition is not satisfied. The payment amount specified in such notice shall be due and payable on the date specified therein (except as provided in the foregoing proviso).

(d)
Application of Payments.

(i)
Payments Prior to Event of Default. Subject to Section 2.4(d)(ii) immediately below, all amounts paid by Borrower to or for the benefit of the Agent and Lenders in respect of the Obligations (other than payments specifically earmarked for principal, interest, fees or expenses hereunder while no Default or Event of Default is then continuing), shall be applied in the following order of priority:

FIRST, to the payment of fees and reasonable documented out-of-pocket costs and expenses (including reasonable documented out-of-pocket attorneys’ fees) of the Agent, including Expenses, then due and payable hereunder or under any other Loan Documents;

SECOND, pro rata to the payment of any Expenses of the Secured Parties, to the extent then due and payable by the Borrower under the Loan Documents;

THIRD, pro rata to the payment of accrued unpaid interest then due and payable to the Lenders hereunder on account of the First Amendment Term Loan ~~and then to the payment of~~ ;

FOURTH, pro rata to the payment of principal then outstanding with respect to the First Amendment Term Loan;

FIFTH, pro rata to the payment of the Minimum Return Amount due on account of the First Amendment Term Loan paid or prepaid;

SIXTH, pro rata to the payment of accrued unpaid interest then due and payable to the Lenders hereunder on account of the Term Loans (other than the First Amendment Term Loan);

SEVENTH, pro rata to the payment of principal (including all OID that has been added to principal) then outstanding with respect to the Term Loans (other than the First Amendment Term Loan);

EIGHTH, pro rata to the payment of the Minimum Return Amount due on account the Additional Term Loan paid or prepaid; and

~~FOURTH~~NINTH, pro rata to the payment of all other Obligations not otherwise referred to in this Section 2.4(d)(i) then due and payable.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category and (ii) each of the Secured Parties entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses second, third ~~and~~, fourth, fifth, sixth, seventh, eighth and ninth above.

(ii)
Payments Subsequent to Event of Default. Notwithstanding anything in this Agreement or any other Loan Document which may be construed to the contrary, subsequent to the occurrence and during the continuance of an Event of Default, all payments and prepayments with respect to the Obligations (from realization on Collateral or otherwise) shall be applied as provided in Section 2.4(d)(i); provided that, upon satisfaction in full of all Obligations, such amount shall be paid to Borrower or such other Person entitled thereto under applicable law. Borrower and each other Loan Party hereby irrevocably waives the right to direct the application during the continuance of an Event of Default of any and all payments in respect of any Obligation and any Proceeds of Collateral.

2.5
Mandatory Prepayments

(a)
Principal Payments. ~~The~~If not due sooner in accordance with the provisions hereof, the principal amount of the Term Loans, together with all interest and fees due thereon and any applicable Minimum Return Amount (and all other Obligations), shall be due and payable in full in cash on the Maturity Date applicable to such Term Loan.

(b)
Reserved.

(c)
Dispositions; Events of Loss. If a Loan Party or any Subsidiary of a Loan Party shall at any time or from time to time:

(i)
make a Disposition; or

(ii)
suffer an Event of Loss;

and the aggregate amount of the Net Proceeds received by the Loan Parties in connection with such Disposition or Event of Loss and all other Dispositions and Events of Loss occurring during such fiscal year exceeds $500,000, then (A) Borrower shall promptly (but in no event less than one (1) Business Day prior to the payment with respect to such Disposition or Event of Loss) notify the Agent of such Disposition or Event of Loss (including the amount of the estimated Net Proceeds to be received in respect thereof) and (B) promptly following receipt of the Net Proceeds of such Disposition or Event of Loss, Borrower shall deliver, or cause to be delivered, an amount equal to such excess Net Proceeds to Agent for distribution to the Lenders as a prepayment of the Term Loans, which amount shall include all accrued interest thereon, if any, and each such payment shall be applied in accordance with Section 2.4(d)(i) if a Default or Event of Default is then continuing or, if no Default or Event of Default is then continuing, the Net Proceeds shall be applied as directed by Borrower provided that such prepayment shall be applied to pay the outstanding principal amount of the First Amendment Term Loan, the interest accrued with respect thereto and the Minimum Return Amount due on account of the First Amendment Term Loan being paid, in each case, in full in cash, before any Net Proceeds are applied to repay any other Term Loans or other Obligations. Notwithstanding the foregoing and provided no Event of Default has occurred and is continuing, such prepayment shall not be required to the extent a Loan Party or such Subsidiary reinvests such excess Net Proceeds of such Disposition or Event of Loss in capital assets then used or usable in the business of Borrower or such Subsidiary or to repair or replace the property subject to such Event of Loss, within one hundred eighty (180) days after the date of such Disposition or Event of Loss provided that all Net Proceeds from any Disposition or Event of Loss with respect to Collateral, shall be reinvested in Collateral.

(d)
No Implied Consent. Provisions contained in this Section 2.5 for the application of proceeds of certain transactions shall not be deemed to constitute consent of the Lenders to transactions that are not otherwise permitted by the terms hereof or the other Loan Documents.

(e)
Prepayment Premium (Mandatory Prepayment). Any mandatory prepayments required under Section 2.5(c) to be paid (i) with respect to the Closing Date Term Loan from the Closing Date through the first anniversary of the Closing Date, shall be accompanied by a prepayment premium equal to one percent (1%) of such prepayment made and (ii) with respect to the First Amendment Term Loan and the Additional Term Loan shall be accompanied by a payment equal to the Minimum Return Amount payable upon the making of such prepayment. Any mandatory prepayments required under Section 2.5(c) to be paid with respect to the Closing Date Term Loan after the first anniversary of the Closing Date, shall be payable without penalty or premium.

(f)
Prepayment Premium (Savings Clause). The prepayment premium (referenced in Section 2.4(b), Section 2.4(d) and Section 2.5(e), as applicable) shall be due and payable in connection with any prepayment of the Closing Date Term Loan made from the Closing Date through the first anniversary of the Closing Date (whether voluntary or required to be made pursuant to Section 2.4(b), Section 2.5(e) or otherwise) and the Minimum Return Amount shall be due and payable in connection with any prepayment of the First Amendment Term Loan and the Additional Term Loan (whether voluntary or required to be made pursuant to Section 2.4(b), Section 2.4(d), Section 2.5(c), Section 2.5(e) or otherwise), in each case, whether after the occurrence and during the continuance of an Event of Default, after the Obligations have been accelerated in accordance with Section 10.1, while any Loan Party is subject to any Insolvency Proceeding, case or proceeding under the Bankruptcy Code or under any other insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (including, but not limited to, on account of a distribution to the Lenders under a plan of reorganization or as a result of a liquidation), or as a result of the Administrative Agent’s, Collateral Agent’s or Lenders’ exercise of any right or remedy following the occurrence of an Event of Default whether before or after the commencement of any of the foregoing proceedings. The Borrower expressly agrees that: (i) such Minimum Return Amount is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (ii) such Minimum Return Amount shall be payable in accordance with this Agreement notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between the Lenders and the Borrower giving specific consideration in this transaction for such agreement to pay such Minimum Return Amount; (iv) the Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph; (v) the Borrower’s agreement to pay such Minimum Return Amount is a material inducement to the Lenders to provide the First Amendment Term Loan Commitment (and any Additional Term Loan Commitment) and make the First Amendment Term Loan and any Additional Term Loan, in each case, as applicable, (vi) such Minimum Return Amount represents a good faith, reasonable estimate and calculation of the lost profits or damages of the Lenders and that it would be impractical and extremely difficult to ascertain the actual amount of damages to the Lenders or profits lost by the Lenders as a result of such prepayment or event and (vii) SUCH MINIMUM RETURN AMOUNT SHALL NOT CONSTITUTE, OR BE DEEMED OR CONSIDERED TO BE, UNMATURED INTEREST ON THE LOANS OR OTHER AMOUNT AND BORROWER SHALL NOT ARGUE UNDER ANY CIRCUMSTANCE THAT ANY MINIMUM RETURN AMOUNT CONSTITUTES UNMATURED INTEREST ON THE LOANS. THE BORROWER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING MINIMUM RETURN AMOUNT IN CONNECTION WITH ANY ACCELERATION OF THE OBLIGATIONS.

2.6
Interest Rates: Rates, Payments, and Calculations.

(a)
Interest Rates; Payment. Subject to Sections 2.6(b) and 2.6(e), the Closing Date Term Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to, at the option of the Borrower, (i) the Three Month Term SOFR Rate plus five percent (5%) provided that one hundred percent (100%) of such interest shall be payable in cash in arrears on the last Business Day of each calendar quarter (for all interest accrued during such calendar quarter) or (ii) the Three Month Term SOFR Rate plus six percent (6%) provided that such interest shall be payable in arrears fifty percent (50%) in cash and fifty percent (50%) in Freely Tradable Shares, the number of such shares of Common Stock to be determined by Borrower using a price per share that is the lower of (x) ninety-five percent (95%) of the 5-Day Average VWAP and (y) ninety-five percent (95%) of the closing price or bid price, as applicable, of the Common Stock on the Trading Day immediately prior to the date on which interest for such calendar quarter is due, in either case, on the last Business Day of each calendar quarter (for all interest accrued during such calendar quarter) provided that unless Borrower elects by written notice to Agent, to pay interest pursuant to clause (ii) of this sentence no later than three (3) Business Days before interest for such calendar quarter is due, Borrower shall be deemed to elect to pay interest for such quarter pursuant to clause (i) of this sentence. The First Amendment Term Loan and any Additional Term Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to Three Month Term SOFR Rate plus five percent (5%). Accrued and unpaid interest on the First Amendment Term Loan and any Additional Term Loan shall be payable in cash in arrears on the last Business Day of each calendar quarter (for all interest accrued during such calendar quarter). For each calendar quarter, the Three Month Term SOFR Rate applicable for such quarter shall be determined by Agent as of the second to last Business Day of the immediately preceding calendar quarter (consistent with the mechanism set forth in the definition of Term SOFR set forth herein). Notwithstanding anything to the contrary set forth in this Agreement, Borrower shall not issue any shares of Common Stock hereunder (and shall pay such applicable amount of interest to affected Lender(s) in cash) and the affected Lender shall not have the right to receive such portion of interest due in Freely Tradable Shares pursuant to the terms and conditions of this Agreement and any such issuance shall be null and void and treated as if never made, to the extent that after giving effect to such issuance, such Lender, together with its Attribution Parties collectively, would Beneficially Own in excess of 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock Beneficially Owned by such Lender shall include the number of shares of Common Stock held by such Lender and its Attribution Parties plus the number of shares of Common Stock issuable upon payment of interest to which the determination of such sentence relates and the number of Warrant Shares Beneficially Owned and currently exercisable by such Lender and its Attribution Parties, provided, however, the number of shares of Common Stock Beneficially Owned shall exclude the number of shares of Common Stock that would be issuable upon exercise or conversion of the unexercised or unconverted portion of any other securities of Borrower (including, without limitation, any convertible notes or convertible preferred stock or warrants) Beneficially Owned by such Lender or its Attribution Parties that are subject to a limitation on conversion or exercise analogous to the limitation contained in this Section 2.6(a) that are in excess of such limitation. For so long as the Closing Date Term Loan remains outstanding, Borrower shall at all times reserve for issuance that number of Freely Tradable Shares of Common Stock at least equal to 100% of the maximum number of shares of Common Stock as shall be necessary to satisfy the Borrower’s obligation to issue shares of Common Stock in payment of interest under this Agreement. Notwithstanding any other provisions hereof (but without limiting Section 2.6(b) and/or Section 2.6(f)(i) hereof), interest shall only be payable pursuant to clause (i) of the first sentence set forth in this Section 2.6(a) while any Event of Default is continuing. The Borrower shall be solely responsible for determining the amount of Freely Trad~~e~~able Shares due to the Lenders on any Interest Payment Date and for delivering such Freely Trad~~e~~able Shares to the applicable Lenders, and the Agent shall have no obligation to calculate or verify the Borrower’s calculations or to deliver or cause the delivery of any Freely Trad~~e~~able Shares provided that (i) within three (3) Business Days after making a payment of interest pursuant to clause (ii) of the first sentence of this Section 2.6(a), the Borrower shall send to Lenders a written calculation of such interest payment made in Common Stock, in detail reasonably acceptable to Required Lenders, and Required Lenders shall have three (3) Business Days after receiving such written calculation to dispute such calculation, in which case, the Required Lenders shall promptly inform the Borrower of the discrepancy and provide Borrower with Required Lenders’ written calculation with respect to such payment, (ii) the Required Lenders’ calculation referenced in clause (i) of this sentence shall be deemed correct, conclusive and binding absent manifest error and (iii) the Borrower shall promptly, and in no case more than two (2) Business Days after receiving such notice of discrepancy from Required Lenders, pay any additional amounts (if applicable) to Agent. Further, the Agent shall have no obligation to monitor the number of Freely Trad~~e~~able Shares Beneficially Owned by any Lender, or such Lender’s compliance with the ownership limitations hereunder.

(b)
Default Rate. Upon the occurrence and during the continuation of an Event of Default, at the reasonable discretion of the Required Lenders and upon written notice by the Required Lenders to the Agent, the principal amount of all Obligations shall bear interest at a per annum rate equal to two (2) percentage points above the per annum rate otherwise applicable hereunder (the “Default Rate”). For the avoidance of doubt, upon Required Lenders’ election to charge the Default Rate, the Default Rate shall commence on the date of the occurrence of an Event of Default irrespective of the date of reporting or declaration of such Event of Default and irrespective of the date on which the Required Lenders elect to charge the Default Rate. All such interest shall be payable in cash concurrent with interest payable pursuant to Section 2.6(a) hereof.

(c)
Payment. Except as otherwise provided under Section 2.6(b), interest shall be paid in arrears not later than 1:00 p.m. (New York City time) on the last Business Day of each calendar quarter (for interest accrued during such calendar quarter). All payments received by the Agent after 1:00 p.m. (New York City time) shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. All Iinterest accrued on account of any prepayment made hereunder shall ~~also~~ be paid in cash ~~with respect to any prepayment hereunder on the date~~when any such prepayment is paid hereunder. If the Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Agent from Borrower and such related payment is not received by the Agent, then the Agent will be entitled to recover such amount from such Lender on demand without setoff, counterclaim or deduction of any kind. If any payment to be made by Borrower hereunder shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.

(d)
Computation. All interest and fees chargeable under the Loan Documents shall be computed on the basis of a 360 day year, in each case, for the actual number of days elapsed in the period during which the interest or fees accrue.

(e)
Intent to Limit Charges to Maximum Lawful Rate. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower, the Agent and the Lenders, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated within it; provided, however, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum amount as is allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations related thereto to the extent of such excess.

(f)
Inability to Determine Rates.

(i)
Alternate Rate of Interest. Subject to clause (ii) below, if (i) the Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Three Month Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis); or (ii) the Agent is advised by the Required Lenders that the Three Month Term SOFR Rate will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their portion of the Term Loans (or its portion of the Term Loans) during any applicable calendar quarter;

then the Agent shall give notice thereof to the Borrower and the Lenders as provided in Section 12 as promptly as practicable thereafter and, until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the initial Benchmark, the Term Loans shall bear interest at (x) the Base Rate plus five percent (5%) per annum in the case of Section 2.6(a)(i) and (y) Base

Rate plus six percent (6%) per annum in the case of Section 2.6(a)(ii), with all other provisions of Section 2.6(a) remaining the same other than those provisions that expressly pertain only to the initial Benchmark such as the last sentence of Section 2.6(a).

(ii)
Benchmark Replacement. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any calendar quarter with respect to the initial Benchmark, then such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under the other Loan Documents without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document.

(iii)
Notices: Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Lenders of (A) any occurrence of a Benchmark Transition Event and (B) the implementation of any Benchmark Replacement. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.6(f), including any determination with respect to the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.6(f).

(iv)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the Three Month Term SOFR Rate for the initial Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that such tenor for the initial Benchmark is or will be no longer representative, then the initial Benchmark will be replaced by the Benchmark Replacement and interest on all Obligations shall thereafter accrue at (x) the Base Rate plus five percent (5%) per annum in the case of Section 2.6(a)(i) and (y) Base Rate plus six percent (6%) per annum in the case of Section 2.6(a)(ii), with all other provisions of Section 2.6(a) remaining the same other than those provisions that expressly pertain only to the initial Benchmark such as the last sentence of Section 2.6(a).

(v)
At any time that a tenor for the initial Benchmark is not an Available Tenor, the component of Base Rate based upon the initial Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

2.7
Designated Account. Unless otherwise agreed by the Lenders and Borrower, the proceeds of the Term Loans shall be remitted by Lenders to the Designated Account.

2.8
Statements of Obligations.

(a)
The Agent, on behalf of the Lenders, shall record on its books and records the amount of ~~the~~each Type of Term Loan made hereunder, the interest rate applicable, all payments of principal and interest ~~thereon~~made on account of each Type of Term Loan and the principal balance ~~thereof~~outstanding with respect to each Type of Term Loan from time to time outstanding. The Agent shall deliver to Borrower on a quarterly basis a loan statement setting forth the amount of the principal balance of ~~the~~each Type of Term Loan then outstanding. Such record and such loan statement shall, absent manifest error, be conclusive evidence of the amount of ~~the~~each Type of Term Loan made by the Lenders to Borrower and then outstanding and the interest and payments thereon unless, within thirty (30) calendar days after Borrower’s request to inspect such record or Borrower’s receipt of a loan statement, as applicable, Borrower shall deliver to the Agent written objection thereto describing the error or errors contained in such record or loan statement, as applicable. Any failure to so record or any error in doing so, or any failure to deliver such loan statement shall not, however, limit or otherwise affect the obligation on Borrower hereunder (or under any Note) to pay any amount owing with respect to the Term Loans or provide the basis for any claim against the Agent.

(b)
The Agent, acting as a non-fiduciary agent of Borrower solely with respect to the actions described in this Section 2.8(b), shall establish and maintain at its address referred to in Section 12 (or at such other U.S. address as the Agent may notify Borrower) (A) a record of ownership (the “Register”) in which the Agent agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in ~~the~~each Type of Term Loan and any assignment of any such interest and (B) accounts in the Register in which it shall record (1) the names and addresses of the Lenders (and each change thereto pursuant to Section 14), (2) the Commitments of each Lender (by Type), (3) the amount of the outstanding Term Loans (by Type) and the funding by each Lender of any portion thereof, (4) the amount of any principal amounts of (and stated interest on) ~~the~~each Type of Term Loan owing to each Lender pursuant to the terms hereof from time to time, and (5) any other payment received by the Agent from Borrower and its application to the Obligations. The entries in the Register shall be conclusive absent manifest error.

(c)
Notwithstanding anything to the contrary contained in this Agreement, the Term Loans (including any Notes evidencing any portion of the Term Loans) are registered obligations, the right, title and interest of the Lenders and their assignees in and to the Term Loans (and/or any portion thereof) shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 2.8 and Section 14 shall be construed so that the Term Loans is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(d)
The Loan Parties, the Agent and Lenders shall treat each Person whose name is recorded in the Register pursuant to this Section 2.8 as a Lender for all purposes of this Agreement. Information contained in the Register with respect to any Lender shall be available for access by Borrower, the Agent or such Lender during normal business hours and from time to time upon at least one Business Day’s prior notice.

2.9
[Reserved].

2.10
Effect of Maturity. (i) On the applicable Maturity Date, the principal amount of the Term Loans subject to such Maturity Date, all accrued interest thereon and all other outstanding Obligations (including without limitation, the Minimum Return Amount (if applicable)) shall immediately become due and payable without notice or demand and Borrower shall immediately repay all of the Obligations in cash in full. No termination of the obligations of the Lenders (other than cash payment in full of the Obligations (other than unasserted contingent indemnification obligations) and termination of any other obligation of the Lenders to provide additional credit hereunder) shall relieve or discharge any Loan Party of its duties, obligations, or covenants hereunder or under any other Loan

Document and the Agent’s Liens in the Collateral shall continue to secure the Obligations and shall remain in effect until all Obligations (other than unasserted contingent indemnification obligations) have been paid in full in cash (and, in the case of an election made under Section 2.6(a) hereof with respect to payment of certain outstanding interest on the Closing Date Term Loan in accordance with the provisions thereof, payment of such interest from Stock issued by the Borrower) and the Lenders’ obligations to provide additional credit hereunder shall have been terminated. Provided that the Agent has not received prior written notice that there is a suit, action, proceeding or claim pending or threatened against an Indemnified Person under this Agreement with respect to any Indemnified Liabilities, the Agent shall, at the Loan Parties’ request and expense, release or terminate any filings or other agreements that perfect the Agent’s Liens in the Collateral, upon the Agent’s receipt of each of the following, in form and content satisfactory to the Agent and the Required Lenders: (i) cash payment in full of all Obligations (other than unasserted contingent indemnification obligations), (ii) evidence that any obligation of the Lenders to provide any further credit to Borrower has been terminated (it being understood that, as of the First Amendment Effective Date, upon the making of the First Amendment Term Loan on the ~~Closing~~First Amendment Effective Date, the Lenders shall have no further obligation to make loans or otherwise extend credit to the Borrower and/or its Subsidiaries hereunder and/or under the Loan Documents), (iii) a general release of all claims against the Secured Parties and their respective Affiliates, Agent-Related Parties, and Lender-Related Persons by Borrower, each other Loan Party and all of the Borrower’s other Subsidiaries relating to the Secured Parties’ performance and obligations under the Loan Documents and any other matters related to the Loan Documents, and (iv) an agreement by Borrower and each Guarantor to indemnify the Secured Parties and their respective Affiliates, Agent-Related Parties, and Lender-Related Persons for any payments received by the Secured Parties or their Affiliates that are applied to the Obligations as a final payoff that may subsequently be returned or otherwise not paid for any reason. The Agent shall have no duty to investigate whether there is any suit, action, proceeding or claim pending or threatened against an Indemnified Person under this Agreement with respect to any Indemnified Liabilities, and shall be fully protected and shall have no liability to any Indemnified Person or any other Person for releasing or terminating any filings or other agreements that perfect the Agent’s Liens in the Collateral in accordance with this Section 2.10.

2.11
Original Issue Discount. The Closing Date Term Loan shall be issued with an original issue discount (the “OID”) of two percent (2.0%) such that the Lenders will lend 98 cents of each $1 of the Closing Date Term Loan made pursuant to Section 2.1(a). The OID shall immediately constitute part of the principal amount of the Closing Date Term Loan for all purposes upon the making of the Closing Date Term Loan (and shall continue to constitute principal for all purposes thereafter until paid in full in cash).

2.12
Fees. Borrower shall pay to the Agent the fees payable in the amounts and at times separately agreed upon in writing between Borrower and the Agent. Such fees shall be fully earned and irrevocable when paid and shall not be refundable for any reason whatsoever.

2.13
Payments by the Lenders to the Agent; Settlement.

(a)
In the case of any payment of principal received by the Agent from Borrower in respect of all or any portion of the Term Loans prior to 12:00 p.m. (New York City time) on any Business Day, the Agent shall pay to each applicable Lender such Lender’s Commitment Percentage of such payment on such Business Day, and, in the case of any payment of principal received by the Agent from Borrower in respect of the Term Loans later than 12:00 p.m. (New York City time) on any Business Day, the Agent shall pay to each applicable Lender such Lender’s Commitment Percentage of such payment on the next Business Day.
(b)
Procedures. The Agent is hereby authorized by each Loan Party and each other Secured Party to establish procedures (and to amend such procedures from time to time) to facilitate administration and servicing of the Term Loans and other matters incidental thereto. Without limiting the generality of the foregoing, the Agent is hereby authorized to establish procedures to make available or deliver, or to accept, notices, documents and similar items on, by posting to or submitting and/or completion, on Debt domain or Intralinks systems.

2.14
Purchase Price Allocation; Tax Treatment. Each Lender and each Loan Party agree that (i) the Closing Date Term Loan and the Warrant shall be treated as an “investment unit” as that term is defined in Section 1273(c)(2) of the Code, and (ii) the aggregate fair market value of each of such investment units on the Closing Date is $1,000, where $886.47 is allocable to the Closing Date Term Loan and $113.53 is allocable to the Warrant. Each Lender and each Loan Party shall report and cause each of its Affiliates to report the transaction contemplated by this Agreement (including any original issue discount calculations) in a manner consistent with this Section 2.14 for all tax purposes and none of them shall take any position or permit any of its Affiliates to take any position (whether in audits, tax returns or otherwise) that is inconsistent with this Section 2.14 unless required to do so by applicable law in which case it shall notify the other parties hereto.

3.
SECURITY INTEREST.

3.1
Grant of Security Interest. Borrower and each Loan Party hereby unconditionally grants, assigns, and pledges to the Agent for the benefit of the Secured Parties, to secure payment and performance of the Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Borrower’s and Loan Party’s right, title, and interest in and to the Collateral, as security for the payment and performance of all Obligations. Borrower and each Loan Party shall also grant the Agent a Lien and security interest in all Commercial Tort Claims that it may have from time to time against any Person. The Security Interest created hereby secures the payment and performance of the Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, the Collateral secures the payment of all amounts which constitute part of the Obligations and would be owed by Borrower or any other Loan Party to the Secured Parties, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving Borrower or any other Loan Party due to the existence of such Insolvency Proceeding.

3.2
Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) Borrower and each other Loan Party shall remain liable under the contracts and agreements included in the Collateral to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Parties of any of the rights hereunder shall not release Borrower or any other Loan Party from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) the Secured Parties shall not have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Parties be obligated to perform any of the obligations or duties of Borrower or any other Loan Party thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
3.3
Assignment of Insurance. As additional security for the Obligations, Borrower and each other Loan Party hereby collaterally assigns to the Agent for the benefit of the Secured Parties all rights of Borrower and such Loan Party under every policy of insurance covering the Collateral and all other assets and property of Borrower and each other Loan Party (including, without limitation business interruption insurance and proceeds thereof) and all business records and other documents relating to it subject to Section 2.5(c) hereof, and all monies (including proceeds and refunds) that may be payable under any policy, and, while an Event of Default is continuing, Borrower and each other Loan Party hereby directs the issuer of each policy to pay all such monies directly and solely to the Agent for the benefit of the Secured Parties. While an Event of Default is continuing, the Agent may (but shall not be obligated to), in the Agent’s or Borrower’s or any other Loan Party’s name, execute and deliver proofs of claim, receive payment of proceeds and endorse checks and other instruments representing payment of the policy of insurance, and adjust, litigate, compromise or release claims against the issuer of any policy. While an Event of Default is continuing, any monies received under any insurance policy collaterally assigned to the Agent, other than liability insurance policies, or received as payment of any award or compensation for condemnation or taking by eminent domain, shall be paid to the Agent and, as determined by the Required Lenders in their Permitted Discretion, may be applied to prepayment of the Obligations or disbursed to

Borrower subject to the terms set forth in Section 2.5(c) hereof.

3.4
Financing Statements. Borrower and each other Loan Party authorizes the Agent to file, at the expense of the Loan Parties, financing statements describing Collateral to perfect the Agent’s Security Interest in the Collateral, and the Agent may describe the Collateral as “all personal property” or “all assets” or describe specific items of Collateral including without limitation any Commercial Tort Claims. All, if any, financing statements filed before the date of this Agreement to perfect the Security Interest were authorized by Borrower and each other Loan Party and are hereby ratified.

4.
CONDITIONS.

4.1
Conditions Precedent to Closing. The obligation of the Lenders to make the Closing Date Term Loan is subject to the fulfillment, to the satisfaction of the Agent and the Lenders, of each of the applicable conditions precedent set forth on Exhibit B.

4.2
Conditions Precedent to First Amendment Term Loan. The obligation of the Lenders to make the First Amendment Term Loan is subject to the fulfillment, to the satisfaction of the Agent and the Lenders, of each of following conditions:

(a)
the Agent and Lenders shall have received a duly executed Borrowing Certificate in accordance with Section 2.3(a);

(b)
the Agent and the Lenders shall have received a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party’s Board of Directors authorizing its execution, delivery, and performance of this Agreement (as amended by the First Amendment), (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party;

(c)
the Lenders shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the First Amendment Effective Date, certified as true, correct and complete by the Secretary of such Loan Party;

(d)
the Lenders shall have received a certificate of status with respect to each Loan Party, dated within 10 days of the Closing Date, or such earlier date as the Lenders permit in their sole discretion, such certificate to be issued by the appropriate officer of the jurisdiction of organization of each Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction;

(e)
the representations and warranties of Borrower and each other Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date on which the Term Loan is being made (and after giving effect thereto); and

(f)
no Default or Event of Default shall have occurred and be continuing on the date on which the Term Loan is made or after giving effect thereto.

4.3
Conditions Precedent to Additional Term Loan. The obligation of the Lenders to make an Additional Term Loan is subject to the fulfillment, to the satisfaction of the Agent and the Lenders, of each of following conditions:

(a)
the Agent and Lenders shall have received a duly executed Borrowing Certificate in accordance with Section 2.3(a);

(b)
Borrower shall have paid all Expenses incurred in connection with the Additional Term Loan and invoiced to Borrower at least one day prior to the applicable Borrowing date;

(c)
the Agent and the Lenders shall have received opinion(s) of counsel to the Loan Parties in form and substance satisfactory to the Agent and the Lenders;

(d)
the representations and warranties of Borrower and each other Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date on which the Term Loan is being made (and after giving effect thereto);

(e)
no Default or Event of Default shall have occurred and be continuing on the date on which the Term Loan is made or after giving effect thereto;

(f)
the Agent and Lenders shall have received a certificate of a Responsible Officer certifying as to the satisfactions of the matters set forth in Sections 4.3(d) and 4.3(e); and

(g)
the Agent and Lenders shall have received an updated Schedule 2.1(a) reflecting the Additional Term Loan Commitments (which updated Schedule 2.1(a) shall replace Schedule 2.1(a) delivered as of the First Amendment Effective Date).

5.
REPRESENTATIONS AND WARRANTIES.

In order to induce the Agent and the Lenders to enter into this Agreement, Borrower, and each other Loan Party makes the representations and warranties to the Agent and the Lenders set forth on Exhibit D. Each of such representations and warranties shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing

Date, ~~and~~the First Amendment Effective Date, and each other Borrowing date, and shall be true, correct, and complete, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of the Closing Date Term Loan, the First Amendment Term Loan and any Additional Term Loan, as though made on and as of ~~the~~each date on which ~~the~~such Term Loan is made (after giving effect thereto) (except to the extent that such representations and warranties relate solely to an earlier date in which case such representations and warranties shall continue to be true and correct as of such earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement.

6.
AFFIRMATIVE COVENANTS.

Borrower and each other Loan Party covenants and agrees that, until the payment in full of the Obligations (other than unasserted contingent indemnification obligations), Borrower and each other Loan Party shall and shall cause their respective Subsidiaries to comply with each of the following:

6.1
Financial Statements, Reports, Certificates. Deliver to Agent copies of each of the financial statements, reports, Projections and other items set forth on Schedule 6.1 no later than the times specified therein. In addition, Borrower agrees that no Loan Party or Domestic Subsidiary of Borrower will have a fiscal year different from that of Borrower. Borrower agrees to maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP. Each Loan Party shall also (a) keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to the sales of such Loan Party and its Subsidiaries, and (b) maintain its billing systems/practices substantially as in effect as of the Closing Date.

6.2
[Intentionally Omitted].

6.3
Existence. Except as otherwise permitted under Section 7.3 or Section 7.4, each Loan Party and any Domestic Subsidiary shall at all times maintain and preserve in full force and effect (a) its existence (including being in good standing in its jurisdiction of organization) and (b) all rights and franchises, contracts, licenses and permits material to its business; provided, however, that no Loan Party nor any of its Subsidiaries shall be required to preserve any such right or franchise, licenses, contracts, or permits if such Person’s Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Agent or the Lenders.

6.4
Maintenance of Properties. Maintain and preserve all of its assets that are necessary or useful in the ordinary course conduct of its business in good working order and condition, ordinary wear, tear and casualty excepted and Permitted Dispositions excepted (and except where the failure to so maintain and preserve such assets would not reasonably be expected to result in a Material Adverse Change), and comply with the material provisions of all material leases and licenses to which it is a party as lessee or licensee, so as to prevent the loss or forfeiture thereof, unless such provisions are the subject of a Permitted Protest.

6.5
Taxes; Obligations.

Borrower shall and shall cause each Loan Party or its Subsidiaries to (i) timely file all federal and state income tax returns and other material tax returns required to be filed or otherwise supplied to a Governmental Authority with respect to taxes, and (ii) pay and discharge (y) all material Taxes imposed, levied, or assessed against any Loan Party or its Subsidiaries, or any of their respective assets or in respect of any of its income, businesses, or franchises to be paid in full, before delinquency or the expiration of any extension period, and (z) all material claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of their properties or assets which, in each case, could be a liability of or be imposed on Borrower or any of its Subsidiaries; provided no such Tax, claim or obligation need to be paid if it would not reasonably be expected to result in a Material Adverse Change or the validity of such claim, Tax or obligation is the subject of a Permitted Protest and so long as, in the case of a claim, Tax or obligation that has or may become a Lien against any of the Collateral, such Permitted Protest conclusively operates to stay the sale of any portion of the Collateral to satisfy such assessment or Tax.

6.6
Insurance. At the Loan Parties’ expense, maintain insurance with respect to the assets of each Loan Party and each of its Subsidiaries wherever located, covering liabilities, losses or damages as are customarily insured against by other Persons engaged in the same or similar businesses, including, without limitation, the insurance coverage set forth in Schedule 6.6. All such policies of insurance shall be with financially sound and reputable insurance companies acceptable to the Required Lenders (for the avoidance of doubt, the Borrower’s insurers in place as of the date hereof are acceptable to Required Lenders) and in such amounts as is carried generally by other persons engaged in the same or in similar businesses similarly situated and located and in any event in amount, adequacy and scope reasonably satisfactory to the Required Lenders (for the avoidance of doubt, based on the current facts and circumstances as of the date hereof, such amount, adequacy and scope in place as of the date hereof are reasonably satisfactory to Required Lenders). All property insurance policies covering the Collateral are to be made payable to the Agent for the benefit of the Secured Parties, as its interests may appear, in case of loss, pursuant to a lender loss payable endorsement reasonably acceptable to the Required Lenders and are to contain such other provisions as the Required Lenders may reasonably require to fully protect the Secured Parties’ interest in the Collateral and to any payments to be made under such policies. Such evidence of property and general liability insurance shall be delivered to the Agent, with such lender loss payable endorsements (but only in respect of Collateral) and additional insured endorsements (with respect to general liability coverage) in favor of the Agent and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to the Agent of the exercise of any right of cancellation. If Borrower fails to maintain such insurance, the Agent may, but shall not be obligated to, arrange for such insurance, but at the Loan Parties’ expense and without any responsibility on the Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Borrower shall give the Agent prompt notice of any loss exceeding

$500,000 covered by its casualty or business interruption insurance. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the sole right to file claims under any property and general liability insurance policies in respect of the Collateral, to receive and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

6.7
Inspections, Exams, Collateral Exams and Appraisals. Subject to the Disclosure Restrictions, at the Loan Parties’ expense, permit the Agent and each of the Agent’s duly authorized representatives to visit any of its properties, or cause any other Person to allow the Agent to visit any such Person’s property on which any Collateral is located, and inspect any of any Loan Party’s assets or Books and Records, to conduct inspections, exams and appraisals of the Collateral, to examine and make copies of its Books and Records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as the Required Lenders may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower and no more than once per fiscal year at Loan Parties’ expense.

6.8
Account Verification. Permit the Agent, in the Agent’s name or in the name of a nominee of the Agent, while an Event of Default is continuing, to verify the validity, amount or any other matter relating to any Account, by mail, telephone, facsimile transmission or otherwise. Further, at the request of the Agent, while an Event of Default is continuing, each Loan Party shall send requests for verification of Accounts and send notices of assignment of Accounts to Account Debtors and other obligors.
6.9
Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change; provided, however, that this Section 6.9 shall not apply to laws related to Taxes (other than with respect to employee benefit plans), which are the subject of Section 6.5.

6.10
Environmental.

(a)
Keep any Real Property either owned or operated by Borrower or any other Loan Party free of any Environmental Lien or post bonds or other financial assurances in an amount sufficient to satisfy the Environmental Liabilities evidenced by such Environmental Lien, subject to Loan Parties’ right to engage in a Permitted Protest so long as, in the case of an Environmental Lien that has become a Lien against any of the Collateral, (i) such Permitted Protest conclusively operates to stay the sale of any portion of the Collateral to satisfy such Environmental Lien, and

(ii) any such other Lien is at all times subordinate to the Agent’s Liens;

(b)
Comply, in all material respects, with Environmental Laws and provide to the Agent documentation of such compliance which the Agent reasonably requests, subject to Loan Parties’ right to engage in a Permitted Protest;

(c)
Promptly notify the Agent of any Release of which Borrower or any other Loan Party has knowledge of a Hazardous Material in any reportable quantity from or onto Real Property and take any Remedial Action required to abate said Release or otherwise to come into compliance, in all material respects, with applicable Environmental Law; and

(d)
Promptly, but in any event within five (5) Business Days of its receipt thereof, provide the Agent with written notice of any of the following: (i) notice that an Environmental Lien has been issued or recorded against any Real Property, (ii) commencement of any Environmental Action or written notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries, and (iii) written notice of a violation, citation, or other administrative order from a Governmental Authority (x) located in the United States or Canada or (y) any other Governmental Authority to the extent such violation, citation, or other administrative order reasonably would be expected to result in a Material Adverse Change.

6.11
Disclosure Updates.

(a)
Promptly and in no event later than five (5) Business Days after obtaining knowledge thereof notify the Agent:

(i)
if any written information, exhibit, or report furnished to the Agent or the Lenders contained, at the time it was furnished, any untrue statement of a material fact or omitted to state any material fact necessary to make the statements contained therein not misleading in light of the circumstances in which made (and any notification pursuant to the foregoing provision will not cure or remedy the effect of the prior untrue statement of a material fact or omission of any material fact nor shall any such notification have the effect of amending or modifying this Agreement or any of the Schedules hereto);

(ii)
of all actions, suits, or proceedings brought by or against any Loan Party or any of its Subsidiaries before any court or Governmental Authority which reasonably would be expected to result in a Material Adverse Change, provided that, in any event, such notification shall not be later than five (5) days after service of process with respect thereto on any Loan Party or any of its Subsidiaries;

(iii)
of (i) any disputes or claims by Borrower’s or any other Loan Party’s customers exceeding $500,000 individually or $1,000,000 in the aggregate during any fiscal year; or (ii) Goods returned to or recovered by Loan Parties outside of the ordinary course of business, with a Fair Market Value exceeding $500,000 individually or

$1,000,000 in the aggregate;

(iv)
of any material loss or damage to any Collateral or any substantial adverse change in the Collateral;

(v)
of a violation of any law, rule or regulation, the non-compliance with which reasonably would be expected to result in a Material Adverse Change;

(vi)
of any disputes or claims by Borrower’s or any other Loan Party’s subcontractors exceeding $500,000 individually or $500,000 in the aggregate during any fiscal year;

(vii)
of any default or event of default under any other Indebtedness for borrowed money; or

(viii)
of any default, breach or other violation of any Material Contract.

(b)
Immediately upon obtaining knowledge thereof, notify the Agent of any event or condition which constitutes a Default or an Event of Default and provide a statement of the action that such Borrower proposes to take with respect to such Default or Event of Default.

(c)
Promptly following the request of the Agent (at the written direction of the Required Lenders), each Loan Party shall deliver to the Agent any other materials, reports, records or information reasonably requested relating to the operations, business affairs, financial condition of any Loan Party or its Subsidiaries or the Collateral.

6.12
Collateral Covenants. The covenants in this Section 6.12 shall apply to all Collateral, except as expressly provided below.

(a)
Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $375,000 or more for all such Negotiable Collateral, Investment Related Property, or Chattel Paper, the Loan Parties shall promptly (and in any event within three (3) Business Days after receipt thereof), notify the Agent thereof, and, the applicable Loan Party, promptly (and in any event within three (3) Business Days) after request by the Agent (at the written direction of the Required Lenders), shall execute such other documents and instruments as shall be requested by the Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to the Agent, together with such undated powers (or other relevant document of assignment or transfer acceptable to the Required Lenders) endorsed in blank as shall be requested by the Agent, and shall do such other acts or things deemed necessary by Agent (at the written direction of the Required Lenders) to enhance, perfect and protect the Agent’s Liens therein.
(b)
Chattel Paper.

(i)
Promptly (and in any event within three (3) Business Days) after request by the Agent (at the written direction of the Required Lenders), each Loan Party shall take all steps reasonably necessary to grant the Agent control of all electronic Chattel Paper of any Loan Party in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the individual or aggregate value or face amount of such electronic Chattel Paper equals or exceeds $375,000;

(ii)
If any Loan Party retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby), promptly upon the request of the Agent (at the written direction of the Required Lenders), such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of Cantor Fitzgerald Securities, as Agent”; and

(c)
Control Agreements. With respect to all Deposit Accounts, Securities Accounts and commodities accounts owned as of the Closing Date, as soon as practicable following the Closing Date (but not to exceed forty-five days after the Closing Date) and, with respect to all Deposit Accounts, Securities Accounts and commodities accounts acquired and/or opened after the Closing Date, as soon as practicable following opening or acquisition (but not to exceed forty-five days after opening or acquisition):

(i)
Each Loan Party shall obtain a Control Agreement from each bank maintaining a Deposit Account for such Loan Party, other than an Excluded Account;

(ii)
Each Loan Party shall obtain a Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any such Loan Party; and

(iii)
Each Loan Party shall cause the Agent to obtain “control,” as such term is defined in the Code, with respect to all of such Loan Party’s investment property.

(d)
Letter-of-Credit Rights. If the Loan Parties (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $375,000 or more in the aggregate, then the applicable Loan Party or Loan Parties shall promptly (and in any event within three (3) Business Days after becoming a beneficiary), notify the Agent thereof and, promptly (and in any event within three (3) Business Days) after request by the Agent (at the written direction of the Required Lenders), enter into a tri-party agreement with the Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Agent and directing all payments thereunder to the Collection Account unless otherwise directed by the Agent, all in form and substance reasonably satisfactory to the Required Lenders.

(e)
Commercial Tort Claims. If the Loan Parties (or any of them) obtain or otherwise incur Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $250,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Loan Party or Loan Parties shall, within five (5) Business Days of obtaining knowledge that it has obtained or incurred such Commercial Tort Claim, notify the Agent that it has obtained or incurred such Commercial Tort Claims and, promptly (and in any event within ten (10) Business

Days) after obtaining knowledge that it has obtained or incurred such Commercial Tort Claim, amend Schedule 5.6(d) to the Information Certificate to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims and which is otherwise reasonably satisfactory to the Required Lenders, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed necessary by the Agent (at the written direction of the Required Lenders) to give the Agent for the benefit of the Secured Parties a perfected security interest in any such Commercial Tort Claim(s), which Commercial Tort Claim(s) shall not be subject to any other Liens other than Permitted Liens.

(f)
Government Contracts. Other than Accounts the aggregate value of which does not at any one time exceed $500,000, if any Account of any Loan Party arises out of a contract or contracts with the United States of America or any State or any department, agency, or instrumentality thereof, Loan Parties shall promptly (and in any event within three (3) Business Days of the creation thereof) notify the Agent thereof and, promptly (and in any event within three (3) Business Days) after request by the Agent (at the written direction of the Required Lenders), execute any instruments or take any steps reasonably required by the Agent in order that all moneys due or to become due under such contract or contracts shall be assigned to the Agent, for the benefit of the Secured Parties, and shall provide written notice thereof under the applicable state and federal Assignment of Claims Act or other applicable law.

(g)
Intellectual Property.

(i)
On the Closing Date and, for all Intellectual Property other than Material Intellectual Property, within forty-five (45) days after the end of each calendar year (or, in the case of Material Intellectual Property arising, acquired or developed after the Closing Date, within thirty (30) days after such Material Intellectual Property arises or is acquired or developed) (or more frequently upon the request of the Agent (at the written direction of the Required Lenders)), in order to facilitate filings with the PTO and the United States Copyright Office, each Loan Party shall execute and deliver to the Agent one or more Copyright Security Agreements (if such Loan Party owns any Copyrights and to the extent that any such Copyrights are not already subject to a duly recorded Copyright security agreement) and/or Patent Security Agreement and Trademark Security Agreements (if such Loan Party owns any Patents or Trademarks and to the extent that such Patent and Trademarks are not already subject to a duly recorded Patent and Trademark security agreement), in each case, in form and substance reasonably satisfactory to Required Lenders, to further evidence the Agent’s Lien on such Loan Party’s Patents, Trademarks, or Copyrights (if any), and the General Intangibles of such Loan Party relating thereto or represented thereby arising, developed and/or acquired during such calendar year (or such shorter period of time, as applicable) just ended;

(ii)
Each Loan Party shall have the duty, exercised in a commercially reasonable manner in the reasonable business judgment of such Loan Party, with respect to Intellectual Property that is necessary in the ordinary course conduct of such Loan Party’s business, to protect and diligently enforce and defend at such Loan Party’s expense its Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, dilution, or other similar violation and to recover any and all damages for such infringement, misappropriation, dilution, or other similar violation, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter,

(D) to prosecute diligently any copyright application that is part of the Copyrights pending as of the date hereof or hereafter, (E) to take all reasonable and necessary action to preserve and maintain all of such Loan Party’s Trademarks, Patents, Copyrights, other Intellectual Property, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability, and (F) to require all employees, consultants, and contractors of each Loan Party who were involved in the creation or development of such Intellectual Property to sign agreements containing assignment to such Loan Party of Intellectual Property rights created or developed and obligations of confidentiality. No Loan Party shall abandon any Intellectual Property or Intellectual Property License that is necessary in the ordinary course conduct of such Loan Party’s business. Each Loan Party shall take the steps described in this Section 6.12(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is necessary in the ordinary course conduct of such Loan Party’s or Domestic Subsidiary’s business;

(iii)
Each Loan Party acknowledges and agrees that the Secured Parties shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Loan Party. Without limiting the generality of this Section 6.12(g)(iii), each Loan Party acknowledges and agrees that the Secured Parties shall not be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but the Agent (at the written direction of the Required Lenders), may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable documented out-of-pocket fees and expenses of attorneys and other professionals) shall constitute Obligations hereunder;

(iv)
Each Loan Party shall promptly file an application with the United States Copyright Office for any Copyright that has not been registered with the United States Copyright Office if such Copyright that is necessary in the ordinary course conduct of such Loan Party’s business. Any expenses incurred in connection with the foregoing shall be borne by the Loan Parties; and

(v)
No Loan Party shall enter into any Intellectual Property License to receive any license or rights in any Intellectual Property of any other Person unless such Loan Party has used commercially reasonable efforts to permit the assignment of or grant of a Lien in such Intellectual Property License (and all rights of such Loan Party thereunder) to the Agent (and any transferees of the Agent) for the benefit of the Secured Parties.

(h)
Investment Related Property.

(i)
Upon the occurrence and during the continuance of an Event of Default, following the request of the Agent (at the written direction of the Required Lenders), all sums of money and property paid or distributed in respect of the Investment Related Property that are received by any Loan Party shall be held by such Loan Party in trust for the benefit of the Agent segregated from such Loan Party’s other property, and such Loan Party shall deliver it promptly to the Agent in the exact form received; and
(ii)
Each Loan Party shall cooperate with the Agent in obtaining all necessary approvals and making all necessary filings under federal, state, or local law to effect the perfection of the Security Interest on the Investment Related Property and, while an Event of Default is continuing, to effect any sale or transfer thereof.

(i)
After Acquired Collateral. Within thirty (30) days after acquiring, manufacturing and/or developing Collateral after the Closing Date, the Borrower shall take whatever action is necessary, including without limitation, executing agreements, preparing and filing financing statements, preparing and recording mortgages, preparing or supplementing (and recording) IP Security Agreements and entering into Control Agreements, to grant (if necessary) and otherwise provide Agent with a perfected first priority security interest in such Collateral.

(j)
[Intentionally Omitted].

(k)
Motor Vehicles; Titled Goods. As required by Exhibit I hereto, or to the extent acquired or manufactured after the Closing Date, Loan Parties shall promptly notify Agent of the acquisition or manufacture of titled Equipment having a value in excess of $150,000 and, as reasonably requested by the Agent (at the written direction of the Required Lenders) with respect to such titled Equipment, the applicable Loan Party shall deliver to the Agent an original certificate of title or similar document issued by the applicable Governmental Authority for each such Equipment titled under state law, together with a signed title application naming the Agent as lien holder with respect to such Equipment and will cause such title certificates to be filed (with the Agent’s Lien noted thereon) in the appropriate filing office.

(l)
Pledged Collateral. As long as any Obligation remains outstanding (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted):

(i)
Delivery of Pledged Collateral & Pledged Investment Property. Each Loan Party shall (i) deliver (promptly, but not to exceed thirty (30 days) after acquiring, certification, execution or forming) to the Agent, in suitable form for transfer and in form and substance satisfactory to the Required Lenders, (A) all Pledged Certificated Stock, including all Stock described on Schedule 6.12(l)(i), (B) all Pledged Debt Instruments, including all Indebtedness described on Schedule 6.12(l)(ii), having a stated value in excess of $375,000 in the aggregate and (C) all certificates and instruments evidencing Pledged Investment Property with a stated value in excess of $375,000 in the aggregate and (ii) maintain all other Pledged Investment Property with a stated value in excess of

$375,000 in the aggregate in a Controlled Securities Account.

(ii)
Event of Default. During the continuance of an Event of Default, the Agent shall have the right, at the written direction of the Required Lenders and upon notice to the Loan Parties, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property and (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations.

(iii)
Pledged Uncertificated Stock. Each Loan Party hereby covenants and agrees that, without the prior express written consent of the Required Lenders, it will not agree to any election by any limited liability company to treat the Pledged Stock as securities governed by Article 8 of the Uniform Commercial Code of any jurisdiction and in any event will promptly notify the Agent in writing if such Pledged Stock will be treated as a security governed by Article 8 of the Uniform Commercial Code of any jurisdiction and, in such event, take such action as the Agent make request in order to establish the Agent’s “control” (within the meaning of Section 8-106 of the UCC) over such Pledged Stock.

(iv)
Cash Distributions with respect to Pledged Collateral. Except as provided in Section 10.2 and subject to the limitations set forth in this Agreement, such Loan Party shall be entitled to receive all cash distributions and dividends paid in respect of the Pledged Collateral.

(v)
Voting Rights. Except as provided in Section 10.2, the Loan Parties shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Loan Party that would contravene or result in any violation of any provision of any Loan Document in any material respect.

6.13
Material Contracts. Upon request, provide the Agent with copies of (a) each Material Contract and (b) each material amendment or modification of any Material Contract not previously disclosed to Agent. Borrower and each other Loan Party shall maintain all Material Contracts in full force and effect and shall not default in the payment or performance of any material obligations thereunder.

6.14
Location of Inventory, Equipment and Books. Each Loan Party shall keep its Inventory and Equipment (other than vehicles and Equipment out for repair) and Books of each Loan Party and each of its Domestic Subsidiaries only at the locations identified on Schedule 5.29 to the Information Certificate and keep the chief executive office of each Loan Party and each of its Subsidiaries only at the locations identified on Schedule 5.6(b) to the Information Certificate; provided, however, that, so long as no Event of Default has occurred and is continuing, each Loan Party may (a) move Equipment to and from and keep Equipment at any domestic location accessible by a Loan Party without restriction and owned, leased or licensed by a Loan Party’s customer(s) to the extent necessary for such Loan Party’s provision of services to such customer and so long as such Loan Party timely reports the presence of such Equipment, (b) send Equipment to repairmen and (c) move Collateral in transit between Loan Parties or from Loan Parties to customers. Loan Parties shall not move Collateral outside the United States other than pursuant to sales to customers located outside the United States in the ordinary course of business.

6.15
Further Assurances.

(a)
At any time upon the reasonable request of the Agent or the Required Lenders, execute or deliver to the Agent any and all financing statements, fixture filings, security agreements, pledges, assignments, escrow agreements with respect to software (provided that in the case of escrow agreements with respect to software, Agent shall only be permitted to require delivery of this type of agreement while an Event of Default is continuing), endorsements of certificates of title, mortgages, deeds of trust, opinions of counsel, and all other documents (the “Additional Documents”) that the Agent or the Required Lenders may reasonably request and in form and substance reasonably satisfactory to the Agent or the Required Lenders, to protect its interests in the Collateral, to create, perfect, and continue perfection or to better perfect the Agent’s Liens in all of the assets that constitute Collateral of each Loan Party under applicable Legal Requirements in the United States (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, if Borrower or any other Loan Party refuses or fails to execute or deliver any reasonably requested Additional Documents, such Borrower and such other Loan Party hereby authorizes the Agent to execute any such Additional Documents in the applicable Loan Party’s name, as applicable, and authorizes the Agent to file such executed Additional Documents in any appropriate filing office. In furtherance and not in limitation of the foregoing, each Loan Party shall take such actions as are necessary or that the Agent (at the direction of the Required Lenders) may reasonably request from time to time to ensure that the Obligations are guaranteed by the Guarantors and are secured by substantially all of the assets of Borrower and each other Loan Party, other than Excluded Property, under applicable Legal Requirements in the United States or other applicable local law.

(b)
Borrower and each other Loan Party authorizes the filing by the Agent of financing or continuation statements, or amendments thereto, and such Loan Party will execute and deliver to the Agent such other instruments or notices, as the Agent may reasonably request, in order to perfect and preserve the Security Interest granted or purported to be granted hereby under applicable Legal Requirements in the United States.

(c)
Borrower and each other Loan Party authorizes the Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of such financing statement. Borrower and each other Loan Party also hereby ratifies any and all financing statements or amendments previously filed by the Agent in any jurisdiction.

(d)
Borrower and each other Loan Party acknowledges that no Loan Party is authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Agent (at the written direction of the Required Lenders).

6.16
Post-Closing Deliverables. Borrower shall satisfy the requirements and/or provide to the Agent each of the documents, instruments, agreements and information set forth on Exhibit I hereto, on or before the date specified for such requirement on such Exhibit or such later date to be determined by the Required Lenders in their reasonable discretion, each of which shall be completed or provided in form and substance reasonably satisfactory to the Agent and the Required Lenders.

7.
NEGATIVE COVENANTS.

Borrower and each Loan Party covenants and agrees that, until termination of all of the Commitments of each of the Lenders hereunder and payment in full of the Obligations in cash (other than any unasserted contingent indemnification obligations (and, in the case of an election made under Section 2.6(a) hereof with respect to payment of certain outstanding interest in accordance with the provisions thereof, payment of such interest from Stock issued by the Borrower)), neither Borrower nor any other Loan Party will do, nor will Borrower or any other Loan Party permit any of their Subsidiaries to do any of the following:

7.1
Indebtedness.

(a)
Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness.

(b)
Incur any Permitted Indebtedness that is contractually subordinated in right of payment to any other Indebtedness of a Loan Party unless such Indebtedness is also contractually subordinated in right of payment to the Obligations on substantially identical terms; provided, however, that no Indebtedness will be deemed to be contractually subordinated in right of payment to any other Indebtedness of Borrower solely by virtue of being unsecured or by virtue of being secured on a junior Lien basis.

For purposes of determining compliance with this Section 7.1, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness, or is entitled to be incurred pursuant to Section 7.1(a), Borrower will be permitted to classify and divide such item of Indebtedness on the date of its incurrence, in any manner that complies with this Section

7.1. Indebtedness under this Agreement will initially be deemed to have been incurred on such date in reliance on the exception provided by clause (a) of the definition of Permitted Indebtedness. For purposes of determining compliance with any U.S. dollar denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be utilized, calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred. Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that any Loan Party may incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values.

7.2
Liens. Create, incur, assume, or suffer to exist, directly or indirectly, any (a) Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens or (b) Lien of any subcontractor of Borrower or any other Loan Party on the assets of any customer of Borrower or any other Loan Party, unless, and to the extent, such subcontractor Lien is discharged, satisfied, vacated, bonded, or stayed within seven (7) Business Days thereof.

7.3
Restrictions on Fundamental Changes.

(a)
Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock, except for (i) any merger between Loan Parties, provided that Borrower must be the surviving entity of any such merger to which it is a party and (ii) any merger between any Loan Party’s Subsidiaries that are not Loan Parties.

(b)
Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non-operating Subsidiaries of Borrower with nominal assets and nominal liabilities, (ii) the liquidation or dissolution of a Loan Party (other than a Borrower) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Stock) of such liquidating or dissolving Loan Party or Subsidiary are transferred to a Loan Party that is not liquidating or dissolving, or (iii) the liquidation or dissolution of a Subsidiary of a Borrower that is not a Loan Party (other than any such Subsidiary the Stock of which (or any portion thereof) is subject to a Lien in favor of the Agent) so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Subsidiary of a Borrower that is not liquidating or dissolving.
(c)
Sell or otherwise transfer all or substantially all of the assets of any Loan Party or any of their respective Subsidiaries, other than to a Loan Party.

(d)
Suspend or cease operation of a substantial portion of its or their business, except as permitted pursuant to Sections 7.3(a) or (b) above or in connection with the transactions permitted pursuant to Section 7.4.

(e)
Form or acquire any (i) direct Subsidiary, (ii) indirect Subsidiary in the United States, or indirect Subsidiary in a Foreign Jurisdiction unless (x) in the case of the formation or acquisition of Domestic Subsidiaries of the Loan Parties, (1) Loan Parties provide the Agent with written notice of the formation or acquisition of each Domestic Subsidiary within ten (10) days after such formation or acquisition and provide the Agent with copies of all organizational and formation documents related thereto as the Agent or the Required Lenders may request in its Permitted Discretion, (2) in the case of any acquisition, any such acquisition is otherwise permitted hereunder, including without limitation Section 7.11 and (3) in the case of the formation or acquisition of any Domestic Subsidiaries, the Borrower complies with Section 18.6 in regards to such new Subsidiary and (y) in the case of the formation or acquisition of any Subsidiary that is a controlled foreign corporation (within the meaning of Section 957 of the IRC) or any Foreign Subsidiary Holding Company, within twenty days (20) days after such Subsidiary is formed or acquired (each, a “First Tier Foreign Subsidiary”), the applicable Loan Party shall have pledged (in a manner satisfactory to Required Lenders) sixty five percent (65%) of the voting Stock issued by such First Tier Foreign Subsidiary to the Agent for the benefit of the Secured Parties to secure the Obligations.

7.4
Disposal of Assets. Other than Permitted Dispositions or transactions expressly permitted by Section 7.3, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or any other asset except as expressly permitted by this Agreement. The Agent and the Required Lenders shall not be deemed to have consented to any sale or other disposition of any of the Collateral or any other asset except as expressly permitted in this Agreement or the other Loan Documents. Notwithstanding any provisions set forth herein, including the definition of “Permitted Dispositions”, (i) in no event shall any Loan Party that owns (or has an exclusive license to) any Intellectual Property that is material to the operations or the business of the Borrower and its Subsidiaries, be permitted to sell, transfer, assign or grant an exclusive license with respect to any interest in such Intellectual Property to any other Person (including without limitation, any Subsidiary that is not a Loan Party) other than to another Loan Party, and (ii) no Subsidiary of Borrower that is not a Loan Party shall be permitted to own (or have an exclusive license to), develop, or receive from any Loan Party, any Intellectual Property that is material to the operations or the business of Borrower and its Subsidiaries.

7.5
Change of Name. Except upon ten (10) days’ prior written notice to the Agent and prior delivery to the Agent of all additional financing statements (which the Borrower shall promptly file or record in all appropriate filing and/or recording offices), if any, necessary to maintain the validity, perfection and priority of the security interests provided for herein and such other documents as reasonably requested by the Agent or the Required Lenders, change the name, organizational identification number, state of organization, organizational identity or “location” for purposes of Section 9-307 of the Code of any Loan Party, or, except upon ten (10) days’ prior written notice to the Agent, change the name, organizational identification number, state of organization, organizational identity or “location” for purposes of Section 9-307 of the Code of any Loan Party’s Subsidiaries.

7.6
Nature of Business. Make any material change in the nature of its or their business as conducted on the date of this Agreement or acquire any properties or assets that are not reasonably related to the conduct of such business activities; provided, however, that the foregoing shall not prevent Borrower or any other Loan Party or any of its Subsidiaries from engaging in any business that is reasonably related or ancillary to its business.

7.7
Prepayments. Except in connection with Refinancing Indebtedness permitted under the definition of Permitted Indebtedness,

(a)
optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Loan Party or any of its Subsidiaries, other than (A) the Obligations in accordance with this Agreement and (B) Permitted Indebtedness owing to a Loan Party; provided, that no Event of Default has occurred and is occurring, or would occur after giving effect to such payment; and

(b)
make any payment on account of Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions; except to the extent permitted under the Intercompany Subordination Agreement, if applicable.

7.8
Amendments. Directly or indirectly, amend, modify, or change any of the terms or provisions of:

(a)
any agreement, instrument, document, indenture, or other writing evidencing or concerning Permitted Indebtedness (i) other the Obligations in accordance with this Agreement,
(ii)
if the effect thereof, either individually or in the aggregate, would reasonably be expected to be materially adverse to the interests of the Agent or the Lenders and (iii) to the extent otherwise permitted under this Section 7.8;

(b)
any Material Contract except (i) Reserved, (ii) to the extent that such amendment, modification, or change would not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Agent or the Lenders or (iii) to the extent otherwise permitted under this Section 7.8; and

(c)
the Governing Documents of any Loan Party or any of its Subsidiaries if the effect thereof, either individually or in the aggregate, would reasonably be expected to be materially adverse to the interests of the Agent or the Lenders.

7.9
Change of Control. Cause, permit, or suffer to exist, directly or indirectly, any Change of Control.

7.10
Accounting Methods. Modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP).

7.11
Investments. Except for Permitted Investments, directly or indirectly, make or acquire any Investment, or incur any liabilities (including contingent obligations) for or in connection with any Investment.

7.12
Transactions with Affiliates. Directly or indirectly enter into or permit to exist any transaction with any Affiliate of Borrower, any other Loan Party or any of their Subsidiaries except for:

(a)
transactions in the ordinary course of business, undertaken in good faith, upon fair and reasonable terms and no less favorable than would be obtained in a comparable arm’s length transaction with a non-Affiliate;

(b)
so long as it has been approved by a Loan Party’s Board of Directors in accordance with applicable law, any customary indemnities provided for the benefit of directors (or comparable managers) of such Loan Party;

(c)
so long as it has been approved by a Loan Party’s Board of Directors in accordance with applicable law, the payment of reasonable compensation, severance, or employee benefit arrangements to employees, officers, and directors of a Loan Party and its Subsidiaries in the ordinary course of business;

(d)
transactions permitted by Section 7.3 or Section 7.17; and

(e)
Permitted Affiliate Transactions.

7.13
Use of Proceeds. Use the proceeds of any loan made hereunder for any purpose other than (a) to pay fees, costs, and expenses, including Expenses, incurred in connection with this Agreement, the other Loan Documents, (b) to pay any other fees, costs and expenses incurred in connection with the Transactions and the First Amendment and (c) consistent with the terms and conditions hereof, for general corporate and working capital purposes (provided that no part of the proceeds of the Term Loans made to Borrower will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System).

7.14
Limitation on Issuance of Stock. Except for the issuance or sale of Common Stock by Borrower (and the Warrants as part of the Transaction), issue or sell or enter into any agreement or arrangement for the issuance and sale of any Stock of Borrower or a Subsidiary of Borrower other than to a Loan Party.

7.15
Consignments. Except for Inventory referenced in this Section 7.15 and Section 7.16 with an aggregate Fair Market Value less than $500,000, consign any of its Inventory or sell any of its Inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale, except as set forth on Schedule 7.15 to the Information Certificate.

7.16
Inventory and Equipment with Bailees. Except for Inventory referenced in this Section

7.15 and Section 7.16 with an aggregate Fair Market Value less than $500,000, store the Inventory or Equipment of any Loan Party or any of its Subsidiaries at any time now or hereafter with a bailee, warehouseman, or similar party, except as set forth on Schedule 7.16 to the Information Certificate or except as otherwise permitted herein.

7.17
Other Payments and Distributions. Except for Permitted Distributions, the Loan Parties will not, and will not permit any of their Subsidiaries to, directly or indirectly:

(a)
declare or pay any dividend or make any other payment or distribution on account of any Loan Party’s Stock (including, without limitation, any payment in connection with any merger or consolidation involving any Loan Party or any of its Subsidiaries), or to the direct or indirect holders of any Loan Party’s Stock in their capacity as such (other than dividends or distributions payable in Stock (other than Prohibited Preferred Stock) of Borrower);

(b)
purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving Borrower) any Stock of any Loan Party;

(c)
except as permitted by Section 7.7 hereof, make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of any Loan Party that is contractually subordinated in right of payment to the Obligations of such Loan Party, as the case may be, except a payment of regularly scheduled interest or principal at the Stated Maturity thereof or otherwise to the extent permitted under any applicable subordination agreement; or

(d)
make any Investment other than Permitted Investments (all such payments and other actions set forth in these clauses (a) through (c) above being collectively referred to as “Restricted Payments”).

7.18
Minimum Liquidity. The Loan Parties shall not permit Liquidity to be less than

$4,000,000 at any time.

7.19
Benefits. Adopt, sponsor, maintain, become obligated to contribute to, or incur any liability with respect to a Benefit Plan (and shall ensure that none of their ERISA Affiliates do any of the foregoing).

8.
[INTENTIONALLY OMITTED].

9.
EVENTS OF DEFAULT.

Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:

9.1
If Borrower fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations consisting of principal, interest, fees, charges or other amounts due to any Lender or the Agent, reimbursement of Expenses, or other amounts constituting Obligations (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding);

9.2
If any Loan Party or any of its Subsidiaries:

(a)
fails to perform or observe any covenant or other agreement contained in any of

(i) Sections 6.1, 6.3 (solely if Borrower is not in legal existence), 6.6, 6.7 (solely if any Loan Party or any of its Subsidiaries refuses to allow the Agent or its representatives or agents to visit its properties, inspect its assets or books or records, examine and make copies of its books and records, or discuss its affairs, finances, and accounts with its officers and employees), 6.8, 6.11 and/or (ii) Section 7;

(b)
fails to perform or observe any covenant or other agreement contained in any of Sections 6.4, 6.5, 6.9, 6.10, 6.12, 6.13, 6.15 and/or 6.16 and such failure continues for a period of fifteen (15) days after the earlier of (i) the date on which such failure shall first become known by any officer of any Loan Party or (ii) the date on which written notice thereof is given to any Loan Party by the Agent; or

(c)
fails to perform or observe any covenant or other agreement contained in this Agreement, or in any of the other Loan Documents, in each case, other than any such covenant or agreement that is unable to be cured or is the subject of another provision of this Section 9 (in which event such other provision of this Section 9 shall govern), and such failure continues for a period of thirty (30) days after the earlier of (i) the date on which such failure shall first become known to or should have been known by any officer of any Loan Party or (ii) the date on which written notice thereof is given to any Loan Party by the Agent;

9.3
If one or more judgments, orders, or awards for the payment of money in an amount in excess of $375,000 in any one case or in excess of $750,000 in the aggregate (except to the extent fully covered (other than to the extent of customary deductibles) by insurance pursuant to which the insurer has not denied coverage) is entered or filed against a Loan Party or any of its Subsidiaries, or with respect to any of their respective assets, and either (a) there is a period of thirty (30) consecutive days at any time after the entry of any such judgment, order, or award during which (1) the same is not discharged, satisfied, vacated, or bonded pending appeal, or (2) a stay of enforcement thereof is not in effect, or (b) enforcement proceedings are commenced upon such judgment, order, or award;

9.4
If an Insolvency Proceeding is commenced by a Loan Party or any of its Subsidiaries;

9.5
If an Insolvency Proceeding is commenced against a Loan Party or any of its Subsidiaries and any of the following events occur: (a) such Loan Party or such Subsidiary consents to the institution of such Insolvency Proceeding against it, (b) the petition commencing the Insolvency Proceeding is not timely controverted, (c) the petition commencing the Insolvency Proceeding is not dismissed within sixty

(60) calendar days of the date of the filing thereof, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of, such Loan Party or its Subsidiary, or (e) an order for relief shall have been issued or entered therein;

9.6
If any Loan Party or any of its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of the business affairs of such Loan Party and its Subsidiaries, taken as a whole;

9.7
If there is a default in one or more agreements to which a Loan Party or any of its Subsidiaries is a party with one or more Persons (other than an Affiliate of a Loan Party or any of its Subsidiaries that has waived such default in writing) relative to the Indebtedness of such Loan Party or such Subsidiary involving an aggregate amount of $500,000 or more, and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by such Person, irrespective of whether exercised, to accelerate the maturity of such Loan Party’s or its Subsidiary’s obligations thereunder;

9.8
If any warranty, representation or certificate made herein or in any other Loan Document or delivered in writing to the Agent in connection with this Agreement or any other Loan Document proves to be untrue in any material respect (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date of issuance or making or deemed making thereof;

9.9
If the obligation of any Guarantor under its Guaranty or any other Loan Document to which any Guarantor is a party is limited or terminated by operation of law or by such Guarantor (other than in accordance with the terms of this Agreement), or if any Guarantor fails to perform any obligation under its Guaranty or under any such Loan Document, or repudiates or revokes or purports to repudiate or revoke any obligation under its Guaranty, or under any such Loan Document, or any Guarantor ceases to exist except in connection with a transaction permitted under this Agreement;

9.10
If this Agreement or any other Loan Document that purports to create a Lien on Collateral, shall, for any reason, fail or cease to create a valid and perfected Lien thereon having the priority required herein or therein;

9.11
there occurs any Material Adverse Change;

9.12
If any Loan Party has engaged in fraudulent activity with respect to the Collateral or other matters;
9.13
If the shares of the common stock of the Borrower issuable upon exercise of the Warrants or issued to the Lenders as payment of interest hereunder are no longer Freely Tradable Shares; or

9.14
The validity or enforceability of any Loan Document (or any portion thereof) shall at any time for any reason be declared to be null and void by a court of competent jurisdiction, or a proceeding shall be commenced by a Loan Party or any of its Subsidiaries, or a proceeding shall be commenced by any Governmental Authority having jurisdiction over a Loan Party or any of its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or a Loan Party or any of its Subsidiaries shall deny that such Loan Party or such Subsidiary has any liability or obligation purported to be created under any Loan Document.

10.
RIGHTS AND REMEDIES.

10.1
Rights and Remedies.

(a)
Upon the occurrence and during the continuation of an Event of Default, the Agent or its authorized representatives (at the written direction of the Required Lenders) may in addition to any other rights or remedies provided for hereunder or under any other Loan Document or by applicable law, do any one or more of the following:

(i)
declare the Obligations, whether evidenced by this Agreement or by any of the other Loan Documents, immediately due and payable, whereupon the same shall become and be immediately due and payable and Borrower shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or further notice or other requirements of any kind, all of which are hereby expressly waived by Borrower and each other Loan Party;

(ii)
declare any outstanding funding obligations (and any other obligation to extend credit) of each Lender under this Agreement terminated, whereupon such funding obligations (and such other obligations to extend credit, if any) shall immediately be terminated;

(iii)
give notice to an Account Debtor or other Person obligated to pay an Account, a General Intangible, Negotiable Collateral, or other amount due, notice that the Account, General Intangible, Negotiable Collateral or other amount due has been assigned to the Agent for security and must be paid directly to the Agent and the Agent may collect the Accounts, General Intangible and Negotiable Collateral of Borrower and each other Loan Party directly, and any collection costs and expenses shall constitute part of the Obligations under the Loan Documents;

(iv)
without notice to or consent from any Loan Party or any of its Subsidiaries, and without any obligation to pay rent or other compensation, take exclusive possession of all locations where any Loan Party or any of its Subsidiaries conduct its business or has any rights of possession and use the locations to store, process, manufacture, sell, use, and liquidate or otherwise dispose of items that are Collateral, and for any other incidental purposes deemed appropriate by the Required Lenders in good faith, including, without limitation, the right, in the Required Lenders’ Permitted Discretion, through any Person or otherwise, to enter upon any job site and complete any portion of any of the Loan Parties’ projects as the Required Lenders deem necessary to collect or realize on any Collateral; and

(v)
exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.

(b)
Without limiting the generality of the foregoing, Borrower and each other Loan Party expressly agrees that upon the occurrence and during the continuation of an Event of Default:

(i)
The Agent or its authorized representatives (at the written direction of the Required Lenders), without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon Borrower, any other Loan Party or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral, including with respect to any Collateral consisting of Intellectual Property, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Loan Party to the Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Required Lenders shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (i) require Loan Parties to, and Borrower and each other Loan Party hereby agrees that it will at its own expense and upon request of the Agent (at the written direction of the Required Lenders) forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at one or more locations designated by the Agent where such Borrower or other Loan Party conducts business, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent’s or Loan Party’s offices or elsewhere, for cash, on credit, and upon such other terms as the Required Lenders may deem commercially reasonable. Borrower and each other Loan Party acknowledges and agrees that Borrower and each Loan Party’s Equipment is highly specialized and not widely marketable, and as such, the Agent shall not be required to widely or generally advertise any private or public sale of such Equipment. Borrower and each other Loan Party agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to such Borrower or such other Loan Party of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent (at the written direction of the Required Lenders) may adjourn any public or private sale from time to time, and such sale may be made at the time and place to which it was so adjourned. Borrower and each other Loan Party agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code. If permitted by law, Agent (on behalf of Secured Parties) shall be permitted to acquire such Collateral (by credit bid or otherwise) at any such private sale or public sale. Borrower and each other Loan Party agrees that any sale of Collateral to a counterparty to a Material Contract, or to a licensor pursuant to the terms of a license agreement between such licensor and Borrower or such other Loan Party, is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code;

(ii)
The Agent or its authorized representatives (at the written direction of the Required Lenders) may, in addition to other rights and remedies provided for herein, in the other Loan Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Loan Party or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Loan Party’s Deposit Accounts in which the Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Loan Party to pay the balance of such Deposit Account to or for the benefit of the Agent, and (ii) with respect to any Loan Party’s Securities Accounts in which the Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Loan Party to (A) transfer any cash in such Securities Account to or for the benefit of the Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Agent;

(iii)
any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Obligations in the order set forth in Section 10.5. In the event the proceeds of Collateral are insufficient to satisfy all of the Obligations in full, Borrower and each other Loan Party shall remain jointly and severally liable for any such deficiency; and

(iv)
the Obligations arise out of a commercial transaction, and that if an Event of Default shall occur the Agent shall have the right to an immediate writ of possession without notice of a hearing. The Agent shall have the right to the appointment of a receiver for each Loan Party or for the properties and assets of each Loan Party, and Borrower and each other Loan Party hereby consents to such rights and such appointment and hereby waives any objection such Borrower or such other Loan Party may have thereto or the right to have a bond or other security posted by the Agent, and further agrees that, to the extent permitted by applicable law, such receiver may be granted the power to sell any Collateral, subject only to the Agent’s rights therein. Borrower acknowledges that the nature of its business, which includes progress billing, technical contracts, and the use of Equipment in varied locations, renders the appointment of a receiver reasonably necessary and, makes other remedies inadequate for the liquidation of the Collateral, to the extent the Agent elects to proceed with such appointment.

Notwithstanding the foregoing or anything to the contrary contained in Section 10.1(a), upon the occurrence of any Event of Default described in Section 9.4 or Section 9.5, in addition to the remedies set forth above, without any notice to Borrower or any other Person or any act by the Agent or the Lenders, all obligations (if any) of the Lenders to provide any further extensions of credit hereunder shall automatically terminate and the Obligations shall automatically and immediately become due and payable and Borrower shall be obligated to repay all of such Obligations in full, without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrower.

10.2
Pledged Collateral.

(a)
Voting Rights. During the continuance of an Event of Default, upon notice (which may be concurrent with such exercise) by the Agent to the relevant Loan Party or Loan Parties, the Agent or its nominee (at the written direction of the Required Lenders) may exercise
(A)
any voting, consent, corporate or other right pertaining to the Pledged Collateral including without limitation at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent (at the written direction of the Required Lenders) may reasonably determine), all without liability (except for the gross negligence or willful misconduct of the Agent or Lenders as determined by a final order of a court of competent jurisdiction no longer subject to appeal) except to account for property actually received by it; provided, however, that the Agent shall have no duty to any Loan Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)
Proxies. In order to permit the Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto during the continuance of an Event of Default and to receive all dividends and other distributions that it may be entitled to receive hereunder, upon an Event of Default (i) each Loan Party shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders and other instruments as the Agent (at the direction of the Required Lenders) may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Loan Party hereby grants to the Agent (subject to the terms of Section 10.2(a)) an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).

(c)
Authorization of Issuers. Each Loan Party hereby expressly irrevocably authorizes and instructs, without any further instructions from such Loan Party, each issuer of any Pledged Collateral pledged hereunder by such Loan Party to (i) comply with any instruction received by it from the Agent in writing that states that an Event of Default is continuing and is otherwise in accordance with the terms of this Agreement and each Loan Party agrees that such issuer shall be fully protected from liabilities to such Loan Party in so complying and (ii) unless otherwise expressly permitted by this Agreement, during the continuance of an Event of Default pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Agent.
(d)
Sale of Pledged Collateral.

(i)
Each Loan Party recognizes that the Agent may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Loan Party acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.

(ii)
Each Loan Party agrees to use its commercially reasonable efforts to do or cause to be done all such other acts (other than registering securities for public sale under the Securities Act or under applicable state securities laws) as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to Section 10 valid and binding and in compliance with all applicable Legal Requirements. Each Loan Party further agrees that a breach of any covenant contained herein will cause irreparable injury to the Agent and other Secured Parties, that the Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained herein shall be specifically enforceable against such Loan Party, and such Loan Party hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under this Agreement or gross negligence or willful misconduct of the Agent as determined by a final order of a court of competent jurisdiction no longer subject to appeal. Each Loan Party waives any and all rights of contribution or subrogation upon the sale or disposition of all or any portion of the Pledged Collateral by the Agent.

10.3
Agent Appointed Attorney in Fact. Borrower and each other Loan Party hereby irrevocably appoints the Agent its attorney-in-fact, with full authority in the place and stead of Borrower and such Loan Party and in the name of Borrower or such Loan Party or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which the Agent has been directed in writing by the Required Lenders to accomplish the purposes of this Agreement, including:

(i)
to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Borrower or such other Loan Party;

(ii)
to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(iii)
to file any claims or take any action or institute any proceedings which the Agent (at the written direction of the Required Lenders) may deem necessary or desirable for the collection of any of the Collateral of such Borrower or such other Loan Party or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral;

(iv)
to repair, alter, or supply Goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to Borrower or such other Loan Party in respect of any Account of such Borrower or such other Loan Party;

(v)
to use any Intellectual Property or Intellectual Property Licenses of such Borrower or such other Loan Party including but not limited to any labels, Patents, Trademarks, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Borrower or such other Loan Party;

(vi)
to take exclusive possession of all locations where Borrower or any other Loan Party conducts its business or has rights of possession, without notice to or consent of Borrower or any Loan Party and to use such locations to store, process, manufacture, sell, use, and liquidate or otherwise dispose of items that are Collateral, without obligation to pay rent or other compensation for the possession or use of any location;

(vii)
the Agent shall have the right, but shall not be obligated, to bring suit in its own name or in the applicable Loan Party’s name, to enforce the Intellectual Property and Intellectual Property Licenses and, if the Agent shall commence any such suit, the appropriate Borrower or such other Loan Party shall, at the request of the Agent, do any and all lawful acts and execute any and all documents reasonably required by the Agent in aid of such enforcement; and

(viii)
to the extent permitted by applicable law, Borrower and each other Loan Party hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all Commitments of the Lenders to provide the Term Loans are terminated and all Obligations (other than unasserted contingent indemnification obligations) have been paid in full in cash (and, in the case of an election made under Section 2.6(a) hereof with respect to payment of certain outstanding interest in accordance with the provisions thereof, payment of such interest from Stock issued by the Borrower).

10.4
Remedies Cumulative. The rights and remedies of the Agent and the Lenders under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. The Agent and the Lenders shall have all other rights and remedies not inconsistent herewith as provided under the Code, by applicable law, or in equity. No exercise by the Agent or the Lenders of one right or remedy shall be deemed an election, and no waiver by the Lenders of any Default or Event of Default shall be deemed a continuing waiver. No delay by the Agent or the Lenders shall constitute a waiver, election, or acquiescence by it.

10.5
Crediting of Payments and Proceeds. In the event that the Obligations have been accelerated pursuant to Section 10.1(a) or the Agent or the Lenders have exercised any remedy set forth in this Agreement or any other Loan Document, all payments received by the Agent or the Lenders upon the Obligations and all net proceeds from the enforcement of the Obligations shall be applied to the Obligations in accordance with Section 2.4(d).

10.6
Marshaling. The Agent or the Lenders shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies under this Agreement and under the other Loan Documents and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Borrower and each other Loan Party hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Agent or the Lenders’ rights and remedies under this Agreement or under any other Loan Document or instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Borrower hereby irrevocably waives the benefits of all such laws.

10.7
License. Effective upon the occurrence of and during the continuation of any Event of Default, to the extent permitted by applicable law, Borrower and each other Loan Party hereby grants to the Agent an irrevocable (so long as Obligations remain outstanding), non-exclusive, worldwide and royalty-free license or sublicense to use or otherwise exploit all Intellectual Property rights of Borrower and such Loan Party now owned or hereafter acquired, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used in the compilation or printout thereof (subject to any confidentiality provisions applicable to such Intellectual Property rights), for the purpose of enabling the Agent to exercise rights and remedies under this Section 10, including: (a) completing the manufacture of any in-process materials following any Event of Default so that such materials become saleable Inventory, all in accordance with the same quality standards previously adopted by Borrower or such other Loan Party for its own manufacturing; and (b) selling, leasing or otherwise disposing of any or all Collateral following the occurrence and during the continuance of any Event of Default.

11.
WAIVERS; INDEMNIFICATION.

11.1
Demand; Protest; etc. Borrower and each other Loan Party waives demand, protest, notice of protest, notice of default (except as expressly provided for herein or in any other Loan Document) or dishonor, notice of payment and nonpayment, nonpayment at maturity, release, compromise, settlement, extension, or renewal of documents, instruments, chattel paper, and guaranties at any time held by the Agent or any Lender on which Borrower or such other Loan Party may in any way be liable.
11.2
Agent’s Liability for Collateral. Borrower and each other Loan Party hereby agrees that: (a) except as otherwise provided under the Code or expressly provided under this Agreement, the Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral,
(ii)
any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof, or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral shall be borne by Borrower and such other Loan Parties.

11.3
Indemnification. Borrower and each other Loan Party shall pay, indemnify, defend, and hold the Lender-Related Persons and Agent-Related Parties (each, an “Indemnified Person”) harmless (to the fullest extent permitted by applicable law) from and against any and all claims, demands, suits, actions, investigations, proceedings, losses, liabilities, fines, costs, penalties, and damages, and all reasonable documented out-of-pocket fees and disbursements of attorneys, experts, or consultants, but subject to the proviso in the definition of “Expenses”, and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery, enforcement, performance, or administration (including any restructuring, forbearance or workout with respect hereto) of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or thereby or the monitoring of compliance by Borrower and each other Loan Party and each of its Subsidiaries with the terms of the Loan Documents, (b) with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, and the transactions related to the foregoing or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, (c) in connection with the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Loan Documents, (d) with respect to the failure by Borrower or any other Loan Party to perform or observe any of the provisions hereof or any other Loan Document, (e) in connection with the exercise or enforcement of any of the rights of the Agent or Lenders hereunder or under any other Loan Document, and (f) in connection with or arising out of any Release of Hazardous Materials at, on, under, to or from any Real Property or any Environmental Action, Environmental Liabilities or Remedial Action related in any way to any such Real Property (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, neither Borrower nor any other Loan Party shall have any obligation to any Indemnified Person under this Section 11.3 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, or attorneys, as determined by a final, non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the repayment of the Obligations. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Borrower or any other Loan Party was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Borrower or such other Loan Party with respect thereto. This Section 11.3 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.
12.
NOTICES.

Unless otherwise provided in this Agreement, all notices or demands relating to this Agreement or any other Loan Document shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail (postage prepaid, return receipt requested), overnight courier or electronic mail (at such email addresses as a party may designate in accordance herewith). In the case of notices or demands to Borrower, any other Loan Party, or the Agent, as the case may be, they shall be sent to the respective address set forth below:

If to Borrower and/or any Guarantor: GENASYS INC.

16262 West Bernardo Drive San Diego, CA 92127

Attention: Chief Financial Officer dklahn@genasys.com

with courtesy copies to (which shall not constitute Notice for purposes of this

Section 12): DENTONS DURHAM JONES PINEGAR P.C.

192 E 200 North, Third Floor St. George, UT 84770 Attention: Joshua E. Little joshua.e.little@dentons.com

If to the Agent:

CANTOR FITZGERALD SECURITIES

110 E. 59th Street New York, NY 10022

Attention: R. Yeh (Genasys)

E-mail: Rayn.Yeh@cantor.com and

Cantor Fitzgerald Securities

900 West Trade Street, Suite 725 Charlotte, North Carolina 28202 Phone: (747) 374-0574

Attention: B. Young (Genasys) E-mail: BYoung@cantor.com

With courtesy copies to (which shall not constitute:

Notice for purposes of this Section 12):

Shipman & Goodwin LLP One Constitution Plaza Hartford, CT 06103

Attn: Nathan Z. Plotkin

Email: nplotkin@goodwin.com

BROWN RUDNICK LLP

One Financial Center Boston, MA 02111

Attn: Andreas P. Andromalos

E-mail: aandromalos@brownrudnick.com

Any party hereto may change the address at which it is to receive notices hereunder, by notice in writing in the foregoing manner given to the other parties. All notices or demands sent in accordance with this Section 12 shall be deemed received on the earlier of the date of actual receipt or three (3) Business Days after the deposit thereof in the mail; provided, that (a) notices sent by overnight courier service shall be deemed to have been given when received and (b) notices by electronic mail shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment). Any notice given by the Agent or any Lender to Borrower as provided in this Section 12 shall be deemed sufficient notice as to all Loan Parties, regardless of whether each Loan Party is sent a separate copy of such notice or whether each Loan Party is specifically identified in such notice. Notices to the Agent shall be effective upon actual receipt.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender has notified the Agent that it is incapable of receiving notices under Section 2 by electronic communication. The Agent may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

13.
CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)
THE VALIDITY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE

CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO AS WELL AS ALL CLAIMS, CONTROVERSIES OR DISPUTES ARISING UNDER OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)
THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE TRIED AND LITIGATED IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK AND THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER, EACH OTHER LOAN PARTY AND THE SECURED PARTIES WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(b).

(c)
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, EACH OTHER LOAN PARTY, THE AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”). BORROWER, EACH OTHER LOAN PARTY, THE AGENT AND EACH LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)
NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST THE AGENT OR ANY LENDER, OR ANY AFFILIATE OF THE AGENT OR ANY LENDER OR ANY DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, THE AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES,

WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

14.
ASSIGNS; SUCCESSORS; REPLACEMENT OF LENDERS.

14.1
Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, but only to the benefit of, Borrower, the other Loan Parties hereto (in each case except for Section 17), the Agent and each Lender receiving the benefits of the Loan Documents and each other Secured Party and, in each case, their respective successors and permitted assigns. None of the Loan Parties shall have the right to assign any rights or obligations hereunder or any interest herein without the consent of all Lenders. No consent to assignment by the Lenders shall release Borrower nor any other Loan Party from its Obligations.

14.2
Assignments and Participations.

(a)
[Intentionally Omitted].

(b)
Right to Assign. Subject to the next sentence, each Lender may sell, transfer, negotiate or assign (a “Sale”) all or a portion of its rights and obligations hereunder (including its rights and obligations with respect to the Term Loans and/or any portion thereof) to (i) any existing Lender (other than an Impacted Lender), (ii) any Affiliate or Approved Fund of any existing Lender (other than an Impacted Lender) or (iii) any other Person with the prior written consent (which consent shall, in each case, not be unreasonably withheld or delayed) of the Agent; provided, however, that the aggregate outstanding principal amount (determined as of the effective date of the applicable Assignment) of the Term Loans subject to any such Sale shall be in a minimum amount of $1,000,000, unless such Sale is made to an existing Lender or an Affiliate or Approved Fund of any existing Lender, is of the assignor’s (together with its Affiliates and Approved Funds) entire interest in the Term Loans hereunder or is made with the prior written consent of the Agent. The Agent’s refusal to accept a Sale to a Loan Party, or to a Person that would be an Impacted Lender, or the imposition of conditions or limitations (including limitations on voting) upon Sales to such Persons, shall not be deemed to be unreasonable.

Notwithstanding anything else to the contrary provided herein, as long as no Event of Default under Sections 9.1, 9.4 or 9.5 is continuing, no Lender shall be permitted to assign any portion of or all of the Term Loans to any Disqualified Person. The Agent and each assignor of its interest in the Term Loans hereunder shall be entitled to rely conclusively on a representation of the assignee Lender in the relevant Assignment that such assignee is not a Disqualified Person, provided that such reliance by such assignor is in good faith and reasonable under the circumstances existing at the time of the Sale. The Agent shall not have any responsibility or liability for monitoring the list of, identifying, or enforcing provisions relating to, Disqualified Persons.

(c)
[Reserved].

(d)
Procedure. The parties to each Sale made in reliance on clause (b) above (other than those described in clauses (f) or (g) below) shall execute and deliver to the Agent an Assignment via an electronic settlement system designated by the Agent (or, if previously agreed with the Agent, via a manual execution and delivery of the Assignment) evidencing such Sale, together with any existing Note subject to such Sale (or any affidavit of loss therefor acceptable to the Agent), a completed administrative questionnaire in form and substance satisfactory to the Agent, any Tax forms required to be delivered pursuant to Section 16.1 and payment of an assignment fee in the amount of $3,500 to the Agent, unless waived or reduced by the Agent in its sole discretion; provided, that (i) if a Sale by a Lender is made to an Affiliate or an Approved Fund of such assigning Lender, then no assignment fee shall be due in connection with such Sale, and (ii) if a Sale by a Lender is made to an assignee that is not an Affiliate or Approved Fund of such assignor Lender, and concurrently to one or more Affiliates or Approved Funds of such assignee, then only one assignment fee of $3,500 shall be due in connection with such Sale (unless waived or reduced by the Agent). Agent may waive such $3,500 fee in its sole discretion. Upon receipt of all the foregoing, and conditioned upon such receipt and, if such Assignment is made in accordance with clause (iii) of Section 14.2(b), upon the Agent consenting to such Assignment, from and after the effective date specified in such Assignment, the Agent shall record or cause to be recorded in the Register the information contained in such Assignment.

(e)
Effectiveness. Subject to the recording of an Assignment by the Agent in the Register pursuant to Section 2.8(b), (i) the assignee thereunder shall become a party hereto and, subject to the requirements of Section 16.1(f) and to the extent that rights and obligations under the Loan Documents have been assigned to such assignee pursuant to such Assignment, shall have the rights and obligations of a Lender, including the obligation to make its portion of the Term Loans, (ii) any applicable Note shall be transferred to such assignee through such entry and
(iii)
the assignor thereunder shall, to the extent that rights and obligations under this Agreement have been assigned by it pursuant to such Assignment, relinquish its rights (except for those surviving the termination of the Commitments and the payment in full of the Obligations) and be released from its obligations under the Loan Documents, other than those relating to events or circumstances occurring prior to such assignment and those obligations that survive the termination of this Agreement, including such assigning Lender’s obligations under Section 19.8(a) (and, in the case of an Assignment covering all or the remaining portion of an assigning Lender’s rights and obligations under the Loan Documents, such Lender shall cease to be a party hereto).

(f)
Grant of Security Interests. In addition to the other rights provided in this Section 14.2, each Lender may grant a security interest in, or otherwise assign as collateral, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal ~~or~~, interest and any applicable Minimum Return Amount on the Term Loans), to (A) any federal reserve bank (pursuant to Regulation A of the Federal Reserve Board), without notice to the Agent or Borrower or (B) any holder of, or trustee for the benefit of the holders of, such Lender’s Indebtedness or equity securities, by notice to the Agent and Borrower; provided, however, that no such holder or trustee, whether because of such grant or assignment or any foreclosure thereon (unless such foreclosure is made through an assignment in accordance with clause (b) above), shall be entitled to any rights of such Lender hereunder and no such Lender shall be relieved of any of its obligations hereunder and the Agent and the Loan Parties shall continue to deal solely and directly with the assigning Lender.

(g)
Reserved.

14.3
Replacement of Lender. Within forty-five days after: (i) receipt by Borrower of written notice and demand from any Lender (an “Affected Lender”) for payment of additional amounts as provided in Sections 16.1 and/or 16.2; or (ii) any failure by any Lender (other than the Agent or an Affiliate of the Agent) to consent to a requested amendment, waiver or modification to any Loan Document in which Required Lenders have already consented to such amendment, waiver or modification but the consent of each Lender (or each Lender directly affected thereby, as applicable) is required with respect thereto, Borrower may, at its option, notify the Agent and such Affected Lender (or such defaulting or non-consenting Lender) of Borrower’s intention to obtain, at Borrower’s expense, a replacement Lender (“Replacement Lender”) for such Affected Lender (or such defaulting or non-consenting Lender, as the case may be), which Replacement Lender shall be reasonably satisfactory to the Agent and the Required Lenders. In the event Borrower obtains a Replacement Lender within forty-five (45) days following notice of its intention to do so, the Affected Lender (or such defaulting or non-consenting Lender, as the case may be) shall sell and assign its portion of the Term Loans and Commitments (if any) to such Replacement Lender, at par, provided that Borrower has reimbursed such Affected Lender for its increased costs, if any, for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment. In the event that a replaced Lender does not execute an Assignment pursuant to Section 14.2 within five (5) Business Days after receipt by such replaced Lender of notice of replacement pursuant to this Section 14.3 and presentation to such replaced Lender of an Assignment evidencing an assignment pursuant to this Section 14.3, Borrower shall be entitled (but not obligated) to execute such an Assignment on behalf of such replaced Lender, and any such Assignment so executed by Borrower, the Replacement Lender and the Agent, shall be effective for purposes of this Section 14.3 and Section 14.2. Notwithstanding the foregoing, with respect to a Lender that is an Impacted Lender, the Agent or Borrower may, but shall not be obligated to, obtain a Replacement Lender and execute an Assignment on behalf of such Impacted Lender at any time with three (3) Business Days’ prior notice to such Lender (unless notice is not practicable under the circumstances) and cause such Lender’s portion of the Term Loans and Commitments (if any) to be sold and assigned, in whole or in part, at par. Upon any such assignment and payment and compliance with the other provisions of Section 14.2, such replaced Lender shall no longer constitute a “Lender” for purposes hereof; provided, any rights of such replaced Lender to indemnification hereunder shall survive. If any assignments are consummated pursuant to this Section 14.3 when a prepayment premium would have been due had such assignment been a voluntary prepayment, the Borrower shall pay such prepayment premium to such Lender being replaced.
15.
AMENDMENTS; WAIVERS.

15.1
Amendments and Waivers.

(a)
Subject to the provisions of Sections 17.10, no amendment or waiver of, or supplement or other modification (which shall include any direction to the Agent by the Required Lenders) to, any Loan Document (other than any fee letter or similar agreement) or any provision thereof, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent with the consent of the Required Lenders and delivered to the Agent if signed by the Required Lenders and not the Agent), and Borrower and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, supplement (including any additional Loan Document) or consent shall, unless in writing and signed by all the Lenders directly and adversely affected thereby (or by the Agent with the consent of all the Lenders directly and adversely affected thereby), in addition to the Agent, the Required Lenders (or by the Agent with the consent of the Required Lenders) and Borrower, do any of the following:
(i)
increase or extend the Commitment of any Lender (or reinstate any Commitment of any Lender previously terminated);

(ii)
postpone or delay any date fixed for, or reduce or waive, any scheduled installment of principal or any payment of interest, fees, premiums or other amounts (other than principal) due to the Lenders (or any of them) hereunder or under any other Loan Document (for the avoidance of doubt, mandatory prepayments pursuant to Section

2.5 may be postponed, delayed, reduced, waived or modified with only the consent of Required Lenders);

(iii)
reduce the principal of, or the rate of interest specified herein (it being agreed that waiver of the Default Rate shall only require the consent of Required Lenders) or the amount of interest payable in cash specified herein on any Obligations, or the Minimum Return Amount or of any fees, premiums or other amounts payable hereunder or under any other Loan Document;

(iv)
(A) change or have the effect of changing the priority or pro rata treatment of any payments (including voluntary and mandatory prepayments and, including without limitation, as set forth in Section 2.5 hereof) or the application of a payment as set forth in Section 2.4(d) hereof, or (B) extend the date fixed for any scheduled installment of principal or interest due to any of the Lenders under any Loan Document;

(v)
change the aggregate unpaid principal amount or type of the Term Loans which shall be required for the Lenders or any of them to take any action hereunder;

(vi)
amend this Section 15.1 or, subject to the terms of this Agreement, the definition of Required Lenders or any provision providing for consent or other action by all Lenders; or

(vii)
discharge any Loan Party from its respective payment Obligations under the Loan Documents, or release all or substantially all of the Collateral, in each case, except as otherwise may be provided or permitted under this Agreement or the other Loan Documents.

(b)
No amendment, waiver or consent shall, unless in writing and signed by the Agent, in addition to the Required Lenders or all Lenders directly affected thereby, as the case may be (or by the Agent with the consent of the Required Lenders or all the Lenders directly affected thereby, as the case may be), affect the rights or duties of the Agent under this Agreement or any other Loan Document.

(c)
[Reserved].

(d)
If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender (or each affected Lender) and that has been approved by the Required Lenders, Borrower may replace such non-consenting Lender in accordance with Section 14.3.

15.2
No Waiver; Cumulative Remedies. No failure by the Agent or the Lenders to exercise any right, remedy, or option under this Agreement or any other Loan Document, or delay by the Agent or the Lenders in exercising the same, will operate as a waiver thereof. No waiver by the Agent or the Lenders will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent’s or any Lender’s rights thereafter to require strict performance by Borrower or any other Loan Party of any provision of this Agreement. The Agent’s and Lenders’ rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy that the Agent and Lenders may have.

16.
TAXES, YIELD PROTECTION AND ILLEGALITY.

16.1
Taxes.

(a)
All payments made by or on behalf of any Loan Party hereunder or under any note or other Loan Document will be made free and clear of, and without deduction or withholding for, any Indemnified Taxes; provided that if any Taxes are required to be withheld or deducted from such payments under applicable law then (i) the Loan Party making such payment shall be entitled to withhold or deduct such Taxes as required by applicable law, such Loan Party shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and (ii) if such Taxes are Indemnified Taxes, the sum payable by the Loan Party shall be increased as necessary so that the payment of the applicable amount due under this Agreement, any note, or Loan Document, including any additional amount paid pursuant to this Section 16.1(a), after withholding or deduction for or on account of such Indemnified Taxes, will not be less than the amount that would have been payable had no such deductions or withholdings been made.

(b)
Any Loan Party that made a payment of Taxes to a Governmental Authority pursuant to Section 16.1(a) will furnish to the Agent as soon as practicable after such payment, certified copies of receipts evidencing such payment by the applicable Loan Party, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(c)
Without limiting the foregoing provisions, the Loan Parties shall timely pay, or shall cause to be timely paid, to the relevant Governmental Authority in accordance with applicable law any Other Taxes.

(d)
The Loan Parties shall jointly and severally reimburse and indemnify, within ten

(10) days after receipt of demand therefor (with copy to the Agent), the Agent or each Lender for all Indemnified Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 16.1) paid or payable by the Agent or such Lender, as the case may be, or required to be withheld or deducted from a payment to the Agent or such Lender, as the case may be, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. A certificate of the Agent or such Lender (or of the Agent on behalf of such Lender) claiming any compensation under this Section 16.1(d), setting forth the amounts to be paid thereunder and delivered to Borrower with copy to the Agent, shall be conclusive, binding and final for all purposes, absent manifest error.

(e)
Any Lender claiming any additional amounts payable or requiring the Loan Parties to pay additional amounts to any Governmental Authority pursuant to this Section 16.1 shall (at the request of the Loan Parties) use its reasonable efforts to change the jurisdiction of its Lending Office or assign its rights and obligations hereunder to another or its offices, branches or affiliates if such a change or assignment (i) would reduce payment of any such additional amounts pursuant to this Section 16.1 and (ii) would not be otherwise disadvantageous to such Lender. The Loan Parties agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such change or assignment.

(f)
(i) Each Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Agent and Borrower at the time or times reasonably requested by Borrower or the Agent and at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Agent or Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, each Lender, if reasonably requested by the Agent or Borrower, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Agent or Borrower as will enable the Agent or Borrower to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 16.1(f)(ii), (iii), and (v) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)
Each Foreign Lender shall, to the extent it is legally entitled to do so, on or prior to the date such Foreign Lender becomes a Lender hereunder and from time to time as required by applicable law and if requested by Borrower or the Agent, provide the Agent and Borrower with two duly executed and properly completed copies of each of the following, as applicable: (A) Form W-8ECI (or successor form) claiming exemption from U.S. withholding Tax because the income is effectively connected with a U.S. trade or business or Form W-8BEN or W-8BEN-E (or successor form), as applicable, claiming exemption from, or a reduction of, U.S. withholding Tax under an income Tax treaty, (B) in the case of a Foreign Lender claiming exemption under Sections 871(h) or 881(c) of the IRC, Form W-8BEN or W-8BEN- E (or successor forms), as applicable, claiming exemption from U.S. withholding Tax under the portfolio interest exemption and a certificate in form and substance acceptable to Borrower and the Agent that such Foreign Lender is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the IRC, (2) a “10 percent shareholder” of Borrower within the meaning of Section 871(h)(3)(B) of the IRC or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the IRC (a “U.S. Tax Compliance Certificate”), (C) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY (or successor form), accompanied by IRS Form W-8ECI or IRS Form W-8BEN or W-8BEN-E (or successor forms), as applicable, a U.S. Tax Compliance Certificate and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership for U.S. federal income tax purposes and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption under Sections 871(h) or 881(c) of the IRC, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner or (D) any other applicable form prescribed by applicable law certifying as to the entitlement of such Foreign Lender to such exemption from U.S. withholding Tax or reduced rate with respect to all payments to be made to such Foreign Lender under the Loan Documents, together with such supplementary documentation as may be prescribed by applicable law to permit Borrower or the Agent to determine the withholding or deduction required to be made.

(iii)
Each Lender that is a U.S. Person shall on or prior to the date such Lender becomes a Lender hereunder and from time to time if requested by Borrower or the Agent, provide the Agent and Borrower with two completed copies of Form W-9 (certifying that such Lender is entitled to an exemption from U.S. backup withholding Tax) or any successor form.

(iv)
[Intentionally Omitted].

(v)
If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the IRC, as applicable), such Lender shall deliver to the Agent and Borrower at the time or times prescribed by law and at such time or times reasonably requested by the Agent and Borrower such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the IRC) and such additional documentation reasonably requested by the Agent and Borrower as may be necessary for the Agent and Borrower to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (v), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivers expires or becomes obsolete or inaccurate in any respect, it shall promptly (1) deliver to Borrower and the Agent (in such number of copies as shall be requested by the recipient) renewals, amendments or additional or successor forms, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption from or reduction in U.S. federal withholding Tax or backup withholding or

(2) notify the Agent and Borrower in writing of its legal inability to do so.

(g)
If any Lender determines in its sole discretion exercised in good faith that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 16.1, it shall pay to the relevant Loan Party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 16.1 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such Loan Party, upon the request of such Lender, shall repay to such Lender the amount paid over pursuant to this Section 16.1(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 16.1(g), in no event shall the Lender be required to pay any amount to a Loan Party pursuant to this Section 16.1(g) the payment of which would place the Lender in a less favorable net after-Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 16.1(g) shall not be construed to require any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Loan Party or any other Person.
(h)
Each Lender shall severally indemnify the Agent, within 10 days after demand therefor, for (i) any Taxes as to which it has been indemnified pursuant to this Section 16.1 attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Agent for such Taxes and without limiting the obligation of the Loan Parties to do so) and (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 14.2(g) relating to the maintenance of a Participant Register, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (h).

(i)
For purposes of this Section 16.1, the term “applicable law” includes FATCA.

16.2
Increased Costs and Reduction of Return.

(a)
If any Lender shall have determined that:

(i)
the introduction of any Capital Adequacy Regulation after the Closing

Date;

(ii)
any change in any Capital Adequacy Regulation after the Closing Date;

(iii)
any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof after the Closing Date; or

(iv)
compliance by such Lender (or its Lending Office) or any entity controlling the Lender, with any Capital Adequacy Regulation in clauses (i) through (iii) above;

materially affects the amount of capital required or expected to be maintained by such Lender or any entity controlling such Lender and (taking into consideration such Lender’s or such entities’ policies with respect to capital adequacy) determines that the amount of such capital is increased as a consequence of its Commitment(s), loans, credits or obligations under this Agreement, then, within thirty (30) days of written demand of such Lender (with a copy to the Agent), Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender (or the entity controlling the Lender) for such increase; provided, that Borrower shall not be required to compensate any Lender pursuant to this Section 16.2(a) for any amounts incurred more than 180 days prior to the date that such Lender notifies Borrower in writing of the amounts and of such Lender’s intention to claim compensation thereof; provided, further, that if the event giving rise to such increase is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(b)
Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any

successor or similar authority) or the United States or foreign regulatory authorities, in each case in respect of this clause (ii) pursuant to Basel III, shall, in each case, be deemed to be a change in Capital Adequacy Regulation after the Closing Date under Section 16.2(a) above, as applicable, regardless of the date enacted, adopted or issued.

(c)
Any Lender claiming any additional amounts payable pursuant to this Section
16.2
shall use reasonable efforts (consistent with its internal policies and Legal Requirements), to change the jurisdiction of its lending office if such a change would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

16.3
Certificates of Lenders. Any Lender claiming reimbursement or compensation pursuant to this Section 16 shall deliver to Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder and such certificate shall be conclusive and binding on Borrower in the absence of manifest error.

16.4
Illegality.

(a)
If a Lender determines that, as a result of a change in law occurring after the later of the Closing Date and the date such Lender became a party hereto, it is unlawful to maintain any Term Loan that accrues interest at the Three Month Term SOFR Rate, then, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), the portion of the Term Loans owed to such Lender shall immediately begin to accrue interest at (x) the Base Rate plus five percent (5%) per annum in the case of Section 2.6(a)(i) and with respect to the First Amendment Term Loan and the Additional Term Loan and (y) Base Rate plus six percent (6%) per annum in the case of Section 2.6(a)(ii), with all other provisions of Section 2.6(a) remaining the same other than those provisions that expressly pertain only to the initial Benchmark such as the last sentence of Section 2.6(a).

17.
THE ADMINISTRATIVE AGENT

17.1
Appointment. Each Lender (including, without limitation, by assignment) hereby irrevocably appoints and authorizes the Administrative Agent and the Collateral Agent to exercise the powers of each such Agent as set forth in this Agreement and the other Loan Documents, including: (a) to receive on behalf of each Lender any payment of principal of or interest on the Term Loans outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to such Agent, and to distribute promptly to each Lender its share of all payments so received; (b) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Term Loans, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (c) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (d) to make the Term Loans on behalf the applicable Lenders as provided in this Agreement or any other Loan Document; (e) at the direction of the Required Lenders, to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to Borrower or any other Loan Party, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by such Agent of the rights and remedies specifically authorized to be exercised by such Agent by the terms of this Agreement or any other Loan Document;

(f) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; (g) to execute and deliver the Loan Documents, as Agent, to accept delivery of the Loan Documents from the Loan Parties and to perform all of its undertakings and obligations under each such Loan Document; and (h) to take such action as such Agent deems appropriate on its behalf to administer the Term Loans and the Loan Documents and to exercise such other powers delegated to such Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Term Loans), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) only upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as the Agent shall believe in good faith to be necessary hereunder or under the Loan Documents), and such instructions of the Required Lenders shall be binding upon all Lenders and all makers of the Term Loans; provided, however, that the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which may expose the Agent to liability or is contrary to this Agreement or any other Loan Document or applicable law. Except as otherwise provided in this Section 17, each of the Administrative Agent and the Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each of the Administrative Agent and the Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made in compliance with this Section 17 and without gross negligence or willful misconduct of the Administrative Agent or the Collateral Agent as determined by a final order of a court of competent jurisdiction no longer subject to appeal. The provisions of this Section 17 are solely for the benefit of the Agent and the Lenders, and no Loan Party shall have any rights as a third-party beneficiary of any of such provisions.

17.2
Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrower and the Guarantors in connection with the making and the continuance of the Term Loans hereunder and shall make its own appraisal of the creditworthiness of Borrower and the Guarantors and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the making of the Term Loans hereunder or at any time or times thereafter. The Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by Borrower or the Lenders, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, and other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to it or as to those conditions precedent specifically required to be to its satisfaction, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of Borrower and its Subsidiaries or any other Loan Party, obligor or guarantor, or (vii) any failure by Borrower, any Loan Party or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of the outstanding Term Loans or any components thereof.

17.3
Rights, Exculpation, Etc.

(a)
The Agent and its directors, officers, affiliates (other than any affiliate in its capacity as Lender, such Lender to be subject to the corresponding applicable provisions of this Agreement), agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct (which shall not include any action taken or omitted to be taken strictly in accordance with any express direction, instruction or certificate of the Required Lenders (or such other number or percentage of the Lenders as the Agent shall believe in good faith to be necessary hereunder or under the Loan Documents), for which the Agent shall have no liability) as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of the Term Loans as the owner thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to Section 14 hereof, signed by such payee and in form satisfactory to the Administrative Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to any Loan Party), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel, accountant or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv)

shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, sufficiency, value or collectibility of the Collateral, the condition of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by Borrower or any Guarantor in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 2.4(d) and 10.5, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request written instructions from the Required Lenders (or such other number or percentage of the Lenders as the Agent shall believe in good faith to be necessary hereunder or under the Loan Documents), including by e-mail from counsel to the Required Lenders, with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until they shall have received such instructions from the Required Lenders (or such other number or percentage of the Lenders as the Agent shall believe in good faith to be necessary hereunder or under the Loan Documents). The instructions as aforesaid and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or such other number or percentage of the Lenders as the Agent shall believe in good faith to be necessary hereunder or under the Loan Documents).

(b)
The Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction.

(c)
The Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement or in any Loan Document, and no implied covenants or obligations shall be read into this Agreement or any Loan Document against the Agent. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. The Agent shall not be under any obligation to take any action which is discretionary under the provisions hereof except as set forth in Section 17.1. The Agent shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement at the request or direction of the Required Lenders (or such other number or percentage of the Lenders as the Agent shall believe in good faith to be necessary hereunder or under the Loan Documents) pursuant to this Agreement, unless (i) upon request of Agent, the Agent shall have been provided adequate security and indemnity as determined by the Agent in its sole discretion (including without limitation from the Lenders and/or Borrower or the Guarantors) against any and all costs, expenses and liabilities which might be incurred by them in compliance with such request or direction, including reasonable advances as may be requested by the Agent and (ii) the Agent shall receive such written instructions as the Agent deems appropriate. If a Default or Event of Default has occurred and is continuing, then the Agent shall take such action with respect to such Default or Event of Default as shall be instructed by the Required Lenders (or such other number or percentage of the Lenders as the Agent shall believe in good faith to be necessary hereunder or under the Loan Documents) in the written instructions (with indemnities) described in this Section 17.3(d), provided that, unless and until the Agent shall have received such instructions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as they shall deem advisable in the best interests of the Lenders, and the Agent shall not incur liability to any Lender by reason of so refraining.

(d)
Whenever in the administration of this Agreement, or pursuant to any of the Loan Documents, the Agent shall deem it necessary or desirable (in each case, in its sole discretion) that a matter be proved or established with respect to Borrower or the Guarantors in connection with the taking, suffering or omitting of any action hereunder by the Agent, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively provided or established by a certificate of an Authorized Person of Borrower delivered to the Agent and such certificate shall be full warranty to the Agent for any action taken, suffered or omitted in reliance thereon; provided that Borrower shall have no obligation to provide any such certificate except as otherwise required hereunder.

(e)
Agent shall not be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f)
In no event shall Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, future changes in applicable law or regulation, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that Agent shall use reasonable efforts consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

17.4
Reliance. The Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which they believe in good faith to be genuine and to have been signed or presented by the proper party or parties or, in the case of facsimiles, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction no longer subject to appeal, each Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to it and conforming to the requirements of this Agreement or any Loan Document. The Agent shall not be required to keep themselves informed as to the performance or observance by Borrower, any other Loan Party or any of their respective Subsidiaries of this Agreement, the Loan Documents or any other document, referred to or provided for herein or to inspect the properties or books of Borrower, any other Loan Party or their respective Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or any other Loan Party (or any of its Affiliates) which may come into the possession of the Agent or any of its Affiliates. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

17.5
Indemnification. Whether or not the transactions contemplated hereby are consummated, to the extent that any Agent is not promptly reimbursed and indemnified by Borrower, each Lender will reimburse and indemnify such Agent and any Agent-Related Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by such Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender’s pro rata share of the Term Loans, including, without limitation, advances and disbursements made pursuant to Section 17.10, and the reasonable fees, charges and disbursements of any counsel for each Agent; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, fees, costs, expenses, advances or disbursements for which there has been a final judgment of a court of competent jurisdiction no longer subject to appeal that such liability resulted from such Agent’s gross negligence or willful misconduct. The obligations of the Lenders under this Section 17.5 shall survive the payment in full of the Obligations and the termination of this Agreement, or the earlier resignation or removal of the Agent.

17.6
Agent Individually. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial or other business with Borrower or any other Loan Party as if it were not acting as an Agent pursuant hereto without any duty to account to the other Lenders.

17.7
Sub-agents. The Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of their duties and exercise their rights and powers through their respective Agent-Related Parties. The provisions of Section 11.3, this Section 17 and Section 19.9 shall apply to any such sub-agent and to the Agent-Related Parties of the Agent and such sub-agent, and shall apply to their respective activities in connection with the activities of the Agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
17.8
Successor Agent.

(a)
The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) days’ prior written notice to Borrower and each Lender. The Agent may be removed with or without cause by the Required Lenders upon thirty (30) days’ prior written notice from the Required Lenders to the Agent. Any resignation or removal shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

(b)
Upon any such notice of resignation or removal, the Required Lenders shall appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be immediately discharged from its duties and obligations under this Agreement and the other Loan Documents.

(c)
If no such successor Agent shall have been so appointed by the Required Lenders within 30 days after the retiring Agent gives notice of its resignation or thirty (30) days after the Required Lenders give notice of removal to the retiring Agent, then the retiring Agent may (but is not required to) on behalf of the Lenders, appoint a successor Agent, provided that if the Agent shall notify Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation or removal shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such collateral security until such time as a successor Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Agent as provided for in clause (b) above. The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor.

(d)
After the retiring Agent’s resignation or removal under this Section 17.8, the provisions of this Section 17, Section 11.3, and Section 19.9 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Agent-Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent or on behalf of the Agent and if applicable, while continuing to hold collateral security on behalf of the Lenders under any of the Loan Documents. Any corporation or association into which the Agent may be merged or converted or with which it may be consolidated shall be the Agent under this Agreement without further act.

17.9
Delivery of Information. The Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Agent from Borrower, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Agreement or any other Loan Document except (i) as specifically provided in this Agreement or any other Loan Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document, instrument, notice or other written communication received by and in the possession of the Agent at the time of receipt of such request and then only in accordance with such specific request. Notwithstanding anything to the contrary herein, upon receipt of notices from the Loan Parties required by this Agreement, Agent shall forthwith notify the Lenders of the existence and content of such notices.

17.10
Collateral Matters.

(a)
Each Lender hereby irrevocably authorizes and ratifies Agent’s entry into this Agreement and the Loan Documents. Each Lender hereby irrevocably agrees that any action taken by the Agent with respect to the Collateral in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized by and binding upon all Lenders. The Agent is hereby irrevocably authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender to take any action with respect to any Collateral or the Loan Documents which may be necessary to perfect and maintain perfected the Agent’s Liens upon the Collateral, for the benefit of the Secured Parties (though the Agent shall have no obligation to take sure actions). The Lenders hereby irrevocably authorize the Collateral Agent, at its option and in its discretion, to release any Lien granted to or held by the Collateral Agent upon any Collateral upon the payment of all Obligations (other than unasserted contingent indemnification obligations) and termination of the Commitments; or constituting property being sold or disposed of in compliance with the terms of this Agreement and the other Loan Documents; or if approved, authorized or ratified in writing by the Required Lenders or all Lenders (as applicable).

(b)
Without in any manner limiting the Collateral Agent’s authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 17.10(a)), each Lender agrees to confirm in writing, upon request by the Collateral Agent, the authority to release Collateral conferred upon the Collateral Agent under Section 17.10(a). Upon receipt by the Collateral Agent of confirmation from the requisite amount of Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by Borrower set forth in a certificate of the Borrower executed by an Authorized Person, the Collateral Agent shall at Borrower’s sole cost and expense (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be reasonably requested by the Borrower to evidence the release of the Liens granted to the Collateral Agent for the benefit of the Lenders upon such Collateral, and acknowledge and agree that any such action by the Collateral Agent shall bind the Lenders; provided, however, that (i) the Collateral Agent shall not be required to execute any such document on terms which, in the Collateral Agent’s opinion, would expose the Collateral Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse, representation or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon the interests in the Collateral retained by Borrower or any Guarantor.

(c)
The Collateral Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists, is genuine, or is owned by Borrower or any Guarantor or is cared for, protected or insured or has been encumbered or that the Agent’s Liens granted to the

Collateral Agent pursuant to this Agreement or any other Loan Document are valid or have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to maintain the perfection of any Agent’s Liens on the Collateral, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 17.10 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given that the Collateral Agent shall have no duty or liability whatsoever to any Lender or otherwise, except upon being directed by the Required Lenders as otherwise provided herein.

(d)
Notwithstanding anything set forth herein to the contrary, the Agent shall have a duty of ordinary care with respect to any Collateral delivered to the Agent or its designated representatives that is in the Agent’s or its designated representatives’ possession or control. The Agent shall not be responsible for insuring the Collateral or for the payment of Taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Agent will be deemed to have exercised ordinary care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Agent will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Agent in good faith.

17.11
Agency for Perfection. Each Agent and each Lender hereby appoints each other Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and each Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agent and the Lenders, collectively, as secured party. Should the Administrative Agent or any Lender obtain possession or control of any such Collateral, the Administrative Agent or such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s instructions. In addition, the Collateral Agent shall also have the power and authority hereunder to appoint such other sub-agents as may be necessary or required under applicable state law or otherwise to perform its duties and enforce its rights with respect to the Collateral and under the Loan Documents. By its execution and delivery of this Agreement, Borrower hereby consents to the foregoing.

17.12
Actions With Respect To Collateral. The Agent shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, (ii) taking any necessary steps to preserve the rights against any parties with respect to any Collateral or (iii) taking any action other than as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as the Agent shall believe in good faith to be necessary hereunder or under the Loan Documents), subject to the provisions of this Agreement.

17.13
Filing of Proofs of Claim. In case of any Default or Event of Default under Sections 9.4 and 9.5 the Agent (regardless of whether the principal of the Term Loans shall then be due and payable and regardless of whether the Agent has made any demand on Borrower) shall be entitled and empowered, by intervention in an Insolvency Proceeding or otherwise:

(a)
To (i) file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Term Loans and all other Obligations that is owing and unpaid and (ii) file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Agent and their respective agents and counsel and all other amounts due to the Lenders, the Agent under Sections 2.12, 11.3 and 19.9) allowed in such judicial proceeding; and

(b)
To collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same.

Each Lender hereby authorizes any custodian, receiver, assignee, trustee, conservator, sequestrator or other similar official in any such judicial proceeding: (i) to make such payments to the Agent; and (ii) if the Agent shall consent to the making of such payments directly to the Lenders, to pay to the Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agent and their respective agents and counsel, and any other amounts due to the Agent under Sections 2.12, 11.3 and 19.9. Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any lender or to authorize the Agent to vote in respect of the claim of any Lender in any such proceeding. Each Lender retains the right to file and prove a claim separately.

17.14
Erroneous Payments.

(a)
If the Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or in equity), the Administrative Agent may not make any such demand under this clause (a) with respect to an Erroneous Payment unless such demand is made within 5 Business Days of the date of receipt of such Erroneous Payment by the applicable Payment Recipient), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 17.14 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)
Without limiting immediately preceding clause (a), each Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, Issuing Bank or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)
it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)
such Lender or Secured Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this (b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this (b) shall not have any effect on a Payment Recipient’s obligations pursuant to (a) or on whether or not an Erroneous Payment has been made.

(c)
Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).

(d)
The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party; provided that this Section 17.14 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), the Borrower for the purpose of making a payment on the Obligations.

(e)
To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(f)
Each party’s obligations, agreements and waivers under this Section 17.14 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the

Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

18.
GUARANTY

18.1
Guarantors. Each Guarantor hereby acknowledges and confirms that its guarantee of the Obligations hereunder is secured by the Collateral pledged by it pursuant to and in accordance with the Loan Documents delivered by it in connection herewith.

18.2
Guaranty; Limitation of Liability.

(a)
Each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required payment, prepayment or by acceleration, demand or otherwise, of all Obligations of each other Loan Party now or hereafter existing under or in respect of the Loan Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal (including, without limitation, all OID), interest, premiums, fees, indemnities, contract causes of action, costs, reasonable and documented out-of-pocket expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay reasonable and documented out-of-pocket expenses (including, without limitation, reasonable and documented out- of-pocket fees and expenses of counsel) incurred by the Agent or any other Lender in enforcing any rights under this Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to the Agent or any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowed due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

(b)
Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Lender under this Guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Agent or Lenders under or in respect of the Loan Documents.

18.3
Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto. The obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Borrower or any other Loan Party or whether Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses (other than payment of the Obligations to the extent of such payment) it may now have or hereafter acquire in any way relating to, any or all of the following:

(a)
any lack of validity or enforceability of any Loan Documents or any agreement or instrument relating thereto;
(b)
any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

(c)
any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d)
any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

(e)
any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

(f)
any failure of the Agent or any Lender to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party now or hereafter known to the Agent or such Lender (each Guarantor waiving any duty on the part of the Agent or Lenders to disclose such information) provided that each Guarantor shall have any contractual defenses that the applicable Loan Party has under any Loan Document including payment in full of the Obligations;

(g)
the failure of any other Person to execute or deliver any Guaranty Supplement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h)
any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety other than payment in full of the Guaranteed Obligations; provided that each Guarantor shall have any contractual defenses that the applicable Loan Party has under any Loan Document.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

18.4
Waivers and Acknowledgments.

(a)
To the extent allowed under applicable law, each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any Lender protect, secure, perfect or insure any

Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

(b)
Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)
Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or any Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Loan Parties, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of such Guarantor hereunder.

(d)
Each Guarantor acknowledges that the Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Agent and the other Lenders against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e)
Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Agent or any Lender to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party or any of its Subsidiaries now or hereafter known by the Agent or such Lender.

(f)
Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 18.3 and this Section 18.4 are knowingly made in contemplation of such benefits.

18.5
Subrogation. Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Borrower, any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any Lender against Borrower, any other Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Borrower, any other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (or, in the case of payment of a certain portion of interest pursuant to Section 2.6(a), payment of such interest from Stock issued by the Borrower). If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the payment in full in cash (and, if applicable, in Stock of Borrower pursuant to the immediately preceding sentence) of the Guaranteed Obligations (other than unasserted contingent indemnification obligations) and all other amounts payable under this Guaranty, such amount shall be received and held in trust for the benefit of the Agent and the Lenders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Agent or any Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash (and, if applicable, Stock issued by the Borrower with respect to certain amounts of interest pursuant to Section 2.6(a)) and (iii) the Latest Stated Maturity Date shall have occurred, the Agent or Lenders will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.
18.6
Guaranty Supplements. If any Loan Party creates or acquires a Domestic Subsidiary (other than a Foreign Subsidiary Holding Company) on or after the Closing Date, within thirty (30) days after such Domestic Subsidiary is formed or acquired, such Loan Party shall cause such Domestic Subsidiary to become a Guarantor and Loan Party hereunder for all purposes including without limitation to grant (and perfect) a security interest in substantially all of its property and assets to Agent for the benefit of the Secured Parties to secure the Guaranteed Obligations, by executing (and/or filing, as applicable) the Guaranty Supplement (hereinafter defined) and such other security agreements, filings and recordings that are necessary to grant and/or perfect first priority perfected liens in such Subsidiaries’ assets pursuant to the Guaranty Supplement (subject to the provisions hereof that limit the obligation of the Loan Parties to perfect Liens in certain types and/or amounts of the Loan Parties’ assets and/or Collateral). Upon the execution and delivery to the Agent by any such Person of a guaranty supplement in substantially the form of Exhibit F hereto (each, a “Guaranty Supplement”), (a) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Loan Party” shall also mean and be a reference to such Additional Guarantor if it is a Subsidiary of Borrower, and (b) each reference herein to “this Guaranty,” “hereunder,” “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “Guaranty,” “thereunder,” “thereof,” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement. For the avoidance of doubt, in no event shall a Subsidiary of a Loan Party that is a Foreign Subsidiary or a Foreign Subsidiary Holding Company (or a Subsidiary of a Foreign Subsidiary or Foreign Subsidiary Holding Company) be required to join in the Guaranty or become a Guarantor hereunder.

18.7
Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and other Obligations owed to such Guarantor by each other Loan Party (the “Subordinated Obligations”) to the Guaranteed Obligations to the extent and in the manner hereinafter set forth in this Section 18.7:

(a)
Prohibited Payments, Etc. Unless the Required Lenders otherwise agree, upon the occurrence and during the continuance of an Event of Default, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

(b)
Prior Payment of Guaranteed Obligations. In any Insolvency Proceeding relating to any other Loan Party, each Guarantor agrees that the Agent and Lenders shall be entitled to receive payment in full in cash of all Guaranteed Obligations (including all interest and expenses accruing after the commencement of an Insolvency Proceeding, whether or not constituting an allowed claim in such proceeding (“Postpetition Interest”)) before such Guarantor receives payment of any Subordinated Obligations.

(c)
Turn-Over. After the occurrence and during the continuance of any Event of Default, each Guarantor shall, if the Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Agent and the Lenders and deliver such payments to the Agent on account of the Guaranteed Obligations (including all Postpetition Interest), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

(d)
Agent Authorization. After the occurrence and during the continuance of any Event of Default, the Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and to apply any amounts received thereon to the

Guaranteed Obligations (including any and all Postpetition Interest), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, the Subordinated Obligations and (B) to pay any amounts received on such obligations to the Agent for application to the Guaranteed Obligations (including any and all Postpetition Interest).

18.8
Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall
(a)
remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty (and, if applicable, in Stock issued by the Borrower with respect to certain amounts of interest pursuant to Section 2.6(a)) and the termination of all Commitments,
(b)
be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent, the Lenders and their respective successors, transferees and assigns. No Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

19.
GENERAL PROVISIONS.

19.1
Effectiveness. This Agreement shall be binding and deemed effective when executed by Borrower, each other Loan Party, the Agent and the Lenders (subject to the other provisions hereof in regards to the obligation to make the Term Loans, including without limitation, Section 4.1, Section 4.2 and Section 4.3 (as applicable)).

19.2
Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
19.3
Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against the Agent, the Lenders or any Loan Party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

19.4
Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

19.5
Debtor-Creditor Relationship. The relationship between the Agent and Lenders, on the one hand, and the Loan Parties, on the other hand, is solely that of creditor and debtor. The Agent and the Lenders shall not have (and shall not be deemed to have) any fiduciary relationship or duty to any Loan Party arising out of or in connection with the Loan Documents or the transactions contemplated thereby, and there is no agency or joint venture relationship between the Agent and the Lenders, on the one hand, and the Loan Parties, on the other hand, by virtue of any Loan Document or any transaction contemplated therein.

19.6
Counterparts; Electronic Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by tele facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by tele facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The words “execution,” “signed,” “signature,” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

19.7
Revival and Reinstatement of Obligations. If the incurrence or payment of the Obligations by Borrower or any other Loan Party or the transfer to the Agent or the Lenders of any property should for any reason subsequently be asserted, or declared, to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (each, a “Voidable Transfer”), and if the Agent or any Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Agent or such Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys’ fees of the Agent or such Lender related thereto, the liability of Borrower or such other Loan Party automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made and all of the Agent’s Liens in the Collateral shall be automatically reinstated without further action.

19.8
Confidentiality.

(a)
The Lender Parties agree that information regarding the Loan Parties and their Subsidiaries, their operations, assets, and existing and contemplated business plans

(“Confidential Information”) shall be treated by the Lender Parties in a confidential manner, and shall not be disclosed by the Lender Parties to Persons who are not parties to this Agreement, except: (i) to attorneys for and other advisors, accountants, auditors, and consultants to the Lender Parties and to employees, directors and officers of the Lender Parties (the Persons in this clause (i), “Lender Representatives”) on a “need to know” basis in connection with this Agreement and the other Loan Documents, and the transactions contemplated hereby and thereby on a confidential basis, (ii) to Subsidiaries and Affiliates of the Lender Parties, provided that any such Subsidiary or Affiliate shall have agreed to receive such information hereunder subject to the terms of this Section 19.8 and keep such Confidential Information confidential, (iii) as may be required by regulatory authorities, (iv) as may be required by statute, decision, or judicial or administrative order, rule, or regulation; provided that (x) prior to any disclosure under this clause (iv), the disclosing party agrees to provide Borrower with prior notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior notice to Borrower pursuant to the terms of the applicable statute, decision, or judicial or administrative order, rule, or regulation and (y) any disclosure under this clause (iv) shall be limited to the portion of the Confidential Information as may be required by such statute, decision, or judicial or administrative order, rule, or regulation, (v) as may be agreed to in advance in writing by Borrower, (vi) as requested or required by any Governmental Authority pursuant to any subpoena or other legal process, provided, that, (x) prior to any disclosure under this clause (vi) the disclosing party agrees to provide Borrower with prior written notice thereof, to the extent that it is practicable to do so and to the extent that the disclosing party is permitted to provide such prior written notice to Borrower pursuant to the terms of the subpoena or other legal process and (y) any disclosure under this clause (vi) shall be limited to the portion of the Confidential Information as may be required by such Governmental Authority pursuant to such subpoena or other legal process, (vii) as to any such information that is or becomes generally available to the public (other than as a result of prohibited disclosure by the Lender Parties or Lender Representatives), (viii) in connection with any assignment, participation or pledge of any Lender Party’s interest under this Agreement (or any proposed assignment, participation or pledge), provided that prior to receipt of Confidential Information any such assignee, participant, or pledgee shall have agreed in writing to receive such Confidential Information hereunder subject to the terms of this Section 19.8, (ix) in connection with any litigation or other adversary proceeding involving parties hereto which such litigation or adversary proceeding involves claims related to the rights or duties of such parties under this Agreement or the other Loan Documents; (x) to equity owners of each Loan Party and (xi) in connection with, and to the extent reasonably necessary for, the exercise of any secured creditor remedy under this Agreement or under any other Loan Document.

(b)
Anything in this Agreement to the contrary notwithstanding, the Agent and the Lenders may use the name, logos, and other insignia of the Loan Parties and the total amount of Term Loans provided hereunder in any “tombstone” or comparable advertising, on its website or in other marketing materials of the Agent or the Lenders provided that the form of such usage shall have been reasonably approved by the Borrower.

(c)
The Loan Parties hereby acknowledge that (i) the Agent may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt domain, Intralinks or another similar electronic system (the “Platform”) and

(ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Loan Parties or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each of the Loan Parties hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that: (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Loan Parties shall be deemed to have authorized the Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to each Loan Party or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Confidential Information, they shall be treated as set forth in clause (a) above); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.

(d)
The Platform is provided “as is” and “as available.” Neither the Agent nor any Agent-Related Party warrants the accuracy or completeness of the communications through the Platform or the adequacy of the Platform and each expressly disclaims liability for errors or omissions in such communications. No warranty or representation of any kind, express, implied, or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects is made by the Agent or any Agent-Related Party in connection with such communications or the Platform. In no event shall the Agent or any Agent-Related Party have any liability to any Loan Party, any Lender, or any other Person for damages of any kind, whether or not based on strict liability and whether or not direct or indirect, special, incidental, or consequential damages, losses, or expenses (whether in tort, contract, or otherwise) arising out of any Loan Party’s or Agent’s transmission of communications through the Internet, except to the extent the liability of any such Person is found in a final ruling by a court of competent jurisdiction to have resulted primarily from such Person’s gross negligence or willful misconduct (though even in such case, such Agent or Agent-Related Party shall not be liable for any indirect, special, incidental, or consequential damages).

19.9
Expenses. Borrower and each other Loan Party agrees to pay the Expenses (a) within ten

(10) days after receiving an invoice for Expenses incurred or (b) the date on which demand therefor is made by the Agent or a Lender on Borrower, and each other Loan Party agrees that its obligations contained in this Section 19.9 shall survive payment or satisfaction in full of all other Obligations.

19.10
Setoff.

(a)
Right of Setoff. Each of the Agent, each Lender and each Affiliate (including each branch office thereof) of any of them is hereby authorized (subject to the immediately following sentence), without notice or demand (each of which is hereby waived by each Loan Party), at any time and from time to time during the continuance of any Event of Default and to the fullest extent permitted by applicable Legal Requirements, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other Indebtedness, claims or other obligations at any time owing by the Agent, such Lender or any of their respective Affiliates to or for the credit or the account of Borrower or any other Loan Party against any Obligation of any Loan Party now or hereafter existing, whether or not any demand was made under any Loan Document with respect to such Obligation and even though such Obligation may be unmatured. No Lender shall exercise any such right of setoff without the prior consent of the Agent or Required Lenders and any application of such setoff shall be subject to clause (b) below. Each of the Agent and each Lender agrees promptly to notify

Borrower and the Agent after any such setoff and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights under this Section 19.10 are in addition to any other rights and remedies (including other rights of setoff) that the Agent, the Lenders, their Affiliates and the other Secured Parties, may have.

(b)
Sharing of Payments, Etc. If any Lender, directly or through an Affiliate or branch office thereof, obtains any payment of any Obligation of any Loan Party (whether voluntary, involuntary or through the exercise of any right of setoff or the receipt of any Collateral or “proceeds” (as defined under the applicable UCC) of Collateral) other than pursuant to Section 14.2 or Section 16 and such payment exceeds the amount such Lender would have been entitled to receive if all payments had gone to, and been distributed by, the Agent in accordance with the provisions of the Loan Documents, including Section 2.4(d) hereof, such Lender shall purchase for cash from other Lenders such participations in their Obligations as necessary for such Lender to share such excess payment with such Lenders to ensure such payment is applied as though it had been received by the Agent and applied in accordance with this Agreement (or, if such application would then be at the discretion of Borrower, applied to repay the Obligations in accordance herewith); provided, however, that (a) if such payment is rescinded or otherwise recovered from such Lender in whole or in part, such purchase shall be rescinded and the purchase price therefor shall be returned to such Lender without interest and

(b) such Lender shall, to the fullest extent permitted by applicable Legal Requirements, be able to exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the applicable Loan Party in the amount of such participation.

19.11
Release; Retention in Satisfaction; Etc.

(a)
Collateral hereunder shall be released if and to the extent permitted hereunder (in accordance with the provisions hereof), including without limitation, upon the transfer or sale of any asset or property theretofore included in Collateral to the extent permitted under Section 7.4, or otherwise permitted under this Agreement; (in each case, other than transfers or sales to a Loan Party) provided, that the Agent shall have received a certificate reasonably satisfactory to the Agent from a responsible officer of each Loan Party certifying that the release of such Collateral is permitted under this Agreement (the “Release Certificate”).

(b)
Except as may be expressly applicable pursuant to Section 9-620 of the UCC, no action taken or omission to act by the Agent or the Lenders hereunder or the other Loan Documents shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect until the Agent and the Lenders shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding.

(c)
Subject to Sections 2.10 and 17.10, upon such release or any release of Collateral or any part thereof in accordance with the provisions of the Loan Documents and provided that the Agent shall have received the Release Certificate, the Agent shall, upon the request and at the sole cost and expense of the Loan Parties and promptly after the Agent’s receipt of such request, (i) assign, transfer and deliver to the Loan Parties, against receipt and without recourse to or representation or warranty by the Agent except as to the fact that the Agent has not encumbered the released assets except in accordance with the Loan Documents, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof or any other Loan Document, and (ii) execute documents and instruments prepared by the Loan Parties and acceptable to the Agent (including UCC-3 termination financing statements or releases) acknowledging the release of such Collateral.

19.12
Survival. All representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Agent may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as any of the Obligations is outstanding and unpaid and so long as the obligation of the Lenders to provide extensions of credit hereunder has not expired or been terminated. Section 11.3, Section 16.1(h), Section 17, and Section 19.9 shall survive the termination of the Commitments and this Agreement and the repayment, satisfaction, or discharge of the Obligations.

19.13
Patriot Act. The Agent and each Lender hereby notify the Loan Parties that pursuant to the requirements of the Patriot Act, they are required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow the Agent or the Lenders to identify each Loan Party in accordance with the Patriot Act. In addition, if the Agent or any Lender is required by law or regulation or internal policies to do so, it shall have the right to periodically conduct (a) Patriot Act searches, OFAC/PEP searches, and customary individual background checks for the Loan Parties, and (b) OFAC/PEP searches and customary individual background checks of the Loan Parties’ senior management and key principals, and Borrower and each other Loan Party agrees to cooperate in respect of the conduct of such searches and further agrees that the reasonable costs and charges for such searches shall constitute Expenses hereunder and be for the account of Borrower.

19.14
Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

19.15
Lender Instructions. Each Lender hereby instructs the Agent to execute and deliver on behalf of such Lender, and agrees to be bound by, any Intercompany Subordination Agreement, and any other documents and filings that are contemplated to be executed and delivered or filed in connection herewith or therewith, including, without limitation, all documents and filings listed on Exhibit I attached hereto (Post-Closing Deliverables). Each Lender hereby acknowledges and agrees that (x) the foregoing instructed actions constitute an instruction from all the Lenders under Section 17 and (y) Sections 11.3, 17.3, 17.5, and 19.9 and any other rights, privileges, protections, immunities, and indemnities in favor the Agent hereunder apply to any and all actions taken or not taken by the Agent in accordance with such instruction.

19.16
Original Issue Discount.

IF THE CLOSING DATE TERM LOAN IS ISSUED PURSUANT TO THIS AGREEMENT WITH ORIGINAL ISSUE DISCOUNT FOR PURPOSES OF SECTION 1271 ET SEQ. OF THE IRC, THEN A LENDER MAY OBTAIN THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY BY SUBMITTING A REQUEST FOR SUCH INFORMATION TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 12.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered under seal as of the date first above written.

BORROWER:

GENASYS INC.

By: _________

Name: _________

Title: _________

OTHER LOAN PARTIES:

GENASYS PUERTO RICO LLC

By: __________

Name: __________

Title: __________

EVERTEL TECHNOLOGIES LLC

By:____________

Name: __________

Title:___________

ZONEHAVEN LLC

By:____________

Name:__________

Title: __________

Signature Page to Term Loan and Security Agreement

THE ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CANTOR FITZGERALD SECURITIES

By: ___________

Name:___________

Title: ___________

Signature Page to Term Loan and Security Agreement

THE LENDERS:

Whitebox Multi-Strategy Partners, LP

By: Whitebox Advisors LLC, its investment manager

By: _____________

Name: Andrew M. Thau

Title: Managing Director

Whitebox Relative Value Partners, LP

By: Whitebox Advisors LLC, its investment manager

By: _____________

Name: Andrew M. Thau

Title: Managing Director

Pandora Select Partners, LP

By: Whitebox Advisors LLC, its investment manager

By:_______________

Name: Andrew M. Thau

Title: Managing Director

Whitebox GT Fund, LP

By: Whitebox Advisors LLC, its investment manager

By: _____________

Name: Andrew M. Thau

Title: Managing Director

Signature Page to Term Loan and Security Agreement

Schedule 1.1

a.
Definitions. As used in this Agreement, the following terms shall have the following definitions:

“5-Day Average VWAP” means the average VWAP for the five (5) preceding Trading Days. “Account” means an account (as that term is defined in Article 9 of the Code).

“Account Debtor” means an account debtor (as that term is defined in the Code). “Accounting Change” is defined in section b of this Schedule.

“Additional Documents” has the meaning specified therefor in Section 6.15(a). “Additional Guarantor” has the meaning specified therefor in Section 18.6.

“Additional Term Loan” has the meaning specified therefor in the Recitals and Section 2.1(c).

“Additional Term Loan Commitment” means with respect to each Lender, the obligation to make its portion of the Additional Term Loan (subject to the terms and conditions hereof). For the avoidance of doubt, the Additional Term Loan Commitment shall be zero until all Lenders agree, in their sole and absolute discretion, to make the Additional Term Loan in accordance with Section 2.1(c).

“Affiliate” means, as applied to any Person, any other Person who controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through the ownership of Stock, by contract, or otherwise; provided, however, that, for purposes of Section 7.12: (a) any Person which owns directly or indirectly twenty-five percent (25%) or more of the Stock having ordinary voting power for the election of the Board of Directors or twenty-five percent (25%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such other Person, (b) any Person which Borrower knows to be the owner directly or indirectly of ten percent (10%) or more of the Stock having ordinary voting power for the election of the Board of Directors or ten percent (10%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such Person) shall be deemed an Affiliate of such other Person, (c) each director (or comparable manager) of a Person shall be deemed to be an Affiliate of such Person, and (d) each partnership in which a Person is a general partner shall be deemed an Affiliate of such Person; provided, further, that no Lender (party hereto as of the Closing Date) or any Affiliate or Lender Affiliate of any Lender (party hereto as of the Closing Date) shall be deemed to be an Affiliate of any Loan Party hereunder.

“Agent-Related Parties” means the Agent’s Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of the Agent and the Agent’s Affiliates.

“Agent’s Liens” mean the Liens granted by Borrower and the other Loan Parties to the Agent for the benefit of the Secured Parties under the Loan Documents.

“Agreement” means the Term Loan and Security Agreement to which this Schedule 1.1 is attached.

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“Approved Fund” means, with respect to any Lender, any Person (other than a natural Person) that (a) (i) is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business or (ii) temporarily warehouses loans for any Lender or any Person described in clause (i) above and (b) is advised or managed by (i) such Lender, (ii) any Affiliate of such Lender or (iii) any Person (other than an individual) that administers or manages such Lender.

“Assignment” means an assignment agreement entered into by a Lender, as assignor, and any Person, as assignee, pursuant to the terms and provisions of Section 14.2 (with the consent of any party whose consent is required by Section 14.2), in form and substance attached as Exhibit H hereto.

“Attribution Parties” means, collectively, the following Persons: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the date of this Agreement, directly or indirectly managed or advised by such Lender or any of its Affiliates, (ii) any direct or indirect Affiliates of such Lender or any of the foregoing, (iii) any Person acting or who could be deemed to be acting in concert together with such Lender or any of the foregoing, and (iv) any other Person whose beneficial ownership of the Borrower’s Common Stock would or could be aggregated with such Lender’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively such Lender and its Attribution Parties to the Maximum Percentage.

“Authorized Person” means any one of the individuals identified on Schedule A-2, as such schedule is updated from time to time by written notice from Borrower to the Agent.

“Available Tenor” means, as of any date of determination and with respect to the initial Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an interest period for any term rate or otherwise (in each case, available hereunder), for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date.

“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time. “Base Rate” means for any day a fluctuating rate per annum equal to the greatest of (a) the Prime

Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus 1/2% of 1% and (c) the Term

SOFR for a one month interest period as published two (2) U.S. Government Securities Business Days prior to such day (or if such day is not a Business Day, the immediately preceding Business Day), plus 1.0%; provided that, for the purpose of this definition, the Term SOFR for any day shall be based on the Term SOFR Reference Rate at approximately 6:00 a.m. New York City time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). If the Base Rate is being used as a replacement rate of interest pursuant to Section 2.6(f), then the Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.

“Benchmark” means the Term SOFR Reference Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Reference Rate, then “Benchmark” means the Benchmark Replacement to the extent that such Benchmark Replacement has replaced the initial Benchmark pursuant to Section 2.6(f).

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“Benchmark Replacement” means the Base Rate.

“Benchmark Replacement Date” means, with respect to the initial Benchmark, the earliest to occur of the following events with respect to such Benchmark:

(a)
in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof) or the Three Month Term SOFR Rate; or

(b)
in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (A) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to the initial Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to the initial Benchmark, the occurrence of one or more of the following events with respect to such Benchmark:

(a)
a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide (x) all Available Tenors of such Benchmark (or such component thereof) or (y) the Three Month Term SOFR Rate, in each case, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide Three Month Term SOFR Rate;

(b)
a public statement or publication of information by the regulatory supervisor for the administrator of the initial Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide (x) all Available Tenors of such Benchmark (or such component thereof) or (y) the Three Month Term SOFR Rate, in each case, permanently or indefinitely; provided that, at the time of such

3

statement or publication, there is no successor administrator that will continue to provide the Three Month Term SOFR Rate; or

(c)
a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that (x) all Available Tenors of such Benchmark (or such component thereof) or (y) the Three Month Term SOFR Rate are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to the initial Benchmark if a public statement or publication of information set forth above has occurred with respect to (x) each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof) or (y) the Three Month Term SOFR Rate.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA), “multiemployer plan” (as defined in Section 3(37) of ERISA) or an employee benefit plan subject to Title IV of ERISA or Section 412 of the IRC.

“Board of Directors” means:

(a)
with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;

(b)
with respect to a partnership, the board of directors of a direct or indirect general partner of the partnership;

(c)
with respect to a limited liability company, the direct or indirect managing member or members or any controlling committee of managing members thereof; and

(d)
with respect to any other Person, the board or committee of such Person serving a similar function.

“Books” means books and records (including Borrower’s or any other Loan Party’s Records indicating, summarizing, or evidencing Borrower’s or such other Loan Party’s assets (including the Collateral, in each case, as applicable) or liabilities, Borrower’s or such other Loan Party’s Records relating to Borrower’s or such other Loan Party’s business operations or financial condition, or Borrower’s or such other Loan Party’s Goods or General Intangibles containing such information, in each case, as applicable).

“Borrower” means Genasys Inc., a Delaware corporation.

“Borrower Materials” has the meaning specified therefor in Section 19.8(c).

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“Borrowing” means a borrowing consisting of the Closing Date Term Loan, the First Amendment Term Loan and/or any Additional Term Loan, in each case, made to or for the benefit of Borrower by the Lenders pursuant to Section 2 and any Protective Advance.

“Borrowing Certificate” means the Borrowing Certificate attached hereto as Exhibit G. “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in New York, NY, San Diego, CA or pursuant to the rules and regulations of the Federal Reserve System.

“Capital Adequacy Regulation” means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Lender or of any corporation controlling a Lender.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Capital Stock” means:

(a)
in the case of a corporation, capital stock;

(b)
in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) in the equity of such entity;

(c)
in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests (as applicable); and

(d)
in the case of any other entity, any other interests or participations that confer on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing entity;

but excluding from all of the foregoing any debt securities convertible into or exchangeable for Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the full amount maintained with any such other bank is insured by the Federal Deposit

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Insurance Corporation, (f) repurchase obligations of any commercial bank satisfying the requirements of clause (d) of this definition or recognized securities dealer having combined capital and surplus of not less than $250,000,000, having a term of not more than seven days, with respect to securities satisfying the criteria in clauses (a) or (d) above, (g) debt securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the criteria described in clause (d) above, (h) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (g) above and (i) Investments in marketable securities pursuant to the Borrower’s investment policy in place as of the Closing Date.

“Change of Control” means that any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), becomes the Beneficial Owner, directly or indirectly, of 35% or more, of the Stock of Borrower having the right to vote for the election of members of the Board of Directors.

“Chattel Paper” means chattel paper (as that term is defined in the Code), and expressly includes tangible chattel paper and electronic chattel paper.

“Claim” is defined in Section 13(c). “Closing Date” means May 13, 2024.

“Closing Date Term Loan” shall have the meaning attributed to such term in the Recitals hereto.

“Closing Date Term Loan Commitment” means, with respect to each Lender, the obligation to make its portion of the Closing Date Term Loan to Borrower on the Closing Date pursuant to Section 2.1(a) (subject to the terms and conditions hereof) in the amount set forth under the caption “Closing Date Term Loan Commitment” opposite such Lender’s name on Schedule 2.1(a). As of the Closing Date (before giving effect to the making of any portion of the Closing Date Term Loan), the aggregate amount of the Commitments of the Lenders was $15,000,000, which was reduced to $0.00 immediately upon the funding of the Closing Date Term Loan on the Closing Date.

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking Term SOFR (or a successor administrator).

“Code” means the Uniform Commercial Code, as in effect in the State of New York from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for the purpose of the mandatory provisions thereof relating to such attachment, perfection, priority, or remedies. To the extent that defined terms set forth herein shall have different meanings under different Articles under the Uniform Commercial Code, the meaning assigned to such defined term under Article 9 of the Uniform Commercial Code shall control.

“Collateral” means all of Borrower’s and each Loan Party’s now owned or hereafter acquired:

(a)
Accounts;

(b)
Books;

(c)
Chattel Paper;
(d)
Deposit Accounts;

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(e)
Goods, including Equipment;

(f)
General Intangibles, including, without limitation, Material Contracts, Intellectual Property, Intellectual Property Licenses and any tax refunds;

(g)
Inventory;

(h)
Investment Related Property, including Pledged Stock, Pledged Investment Property and Pledged Debt Instruments;

(i)
Negotiable Collateral;

(j)
Supporting Obligations;

(k)
Commercial Tort Claims;

(l)
money, Cash Equivalents, or other assets of such Loan Party that now or hereafter come into the possession, custody, or control of the Agent or the Lenders (or any of their agents or designees);

(m)
Reserved;

(n)
Reserved;

(o)
Real Property owned by any of the Loan Parties;

(p)
Reserved; and

(q)
all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Goods, Equipment, Fixtures, General Intangibles (including, without limitation, Intellectual Property and Intellectual Property Licenses), Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (collectively, the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to such Loan Party or Lender from time to time with respect to any of the Investment Related Property.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include any Excluded Property (but shall include the Proceeds and products of Excluded Property and each other item set forth in clause (q) above with respect to Excluded Property, in each

7

case, to the extent that such Proceeds, products and other items do not themselves constitute Excluded Property).

“Collection Account” means the Deposit Account identified on Schedule A-1.

“Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 5.6(d) to the Information Certificate, as the same may be updated from time to time.

“Commitment” means, ~~with respect to each Lender, the obligation to make its portion of the  Term Loan to Borrower on the Closing Date pursuant to Section 2.1(a) (subject to the terms and conditions hereof) in the amount set forth under the caption “Commitment” opposite such Lender’s name on Schedule 2.1(a). As of the Closing~~collectively, the Closing Date Term Loan Commitment, the First Amendment Term Loan Commitment and any Additional Term Loan Commitment. As of the First Amendment Effective Date (before giving effect to the making of any portion of the First Amendment Term Loan), the aggregate amount of the Commitments of the Lenders is $~~15,000,000~~4,000,000, which shall be reduced to $0.00 immediately upon the funding of the ~~Term Loan.~~First Amendment Term Loan. For the avoidance of doubt, the Additional Term Loan Commitment shall be zero until all Lenders agree, in their sole and absolute discretion, to make the Additional Term Loan in accordance with Section 2.1(c).

“Commitment Percentage” means, as to any Lender, the percentage equivalent of such Lender’s unused Commitment (if any) plus the outstanding principal amount of such Lender’s portion of the Term Loans divided by the total unused Commitments (if any) of all Lenders and the aggregate outstanding principal amount of the Term Loans; provided, that after the Commitments have been reduced to zero, Commitment Percentages shall be determined by reference only to the outstanding principal balance of the Term Loans as of any date of determination.

“Common Stock” means the common stock, $0.00001 par value per share, of the Borrower.

“Compliance Certificate” means a certificate substantially in the form of Exhibit A delivered by the chief financial officer of Borrower to the Agent.

“Confidential Information” has the meaning specified therefor in Section 19.8(a).

“Control Agreement” means, with respect to any Deposit Account, Securities Account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance reasonably satisfactory to the Agent and the Required Lenders, among the Agent, the financial institution or other Person at which such account is maintained or with which such entitlement or contract is carried and the Loan Party maintaining such account or owning such entitlement or contract, effective to grant “control” (within the meaning of Articles 8 and 9 under the applicable UCC) over such account to the Agent for the benefit of Secured Parties.

“Controlled Securities Account” means each Securities Account (including all financial assets held therein and all certificates and instruments, if any, representing or evidencing such financial assets) that is the subject of an effective Control Agreement.

“Copyright Security Agreement” means shall mean a Copyright Security Agreement substantially in the form of Exhibit J.

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“Copyrights” means any and all rights in any works of authorship, including (i) copyrights and moral rights, copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 5.26(b) to the Information Certificate, (ii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iii) the right to sue for past, present, and future infringements thereof, and (iv) all of Borrower’s and each other Loan Party’s rights corresponding thereto throughout the world.

“Default” means an event, condition, or default that, with the giving of notice, the passage of time, or both, would be an Event of Default.

“Default Rate” has the meaning specified therefor in Section 2.6(b).

“Deposit Account” means any deposit account (as that term is defined in the Code).

“Designated Account” means the operating Deposit Account of Borrower identified on Schedule

D-1.

“Disclosure Restrictions” means none of the Loan Parties will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter (a) that in their good faith judgment constitutes non-financial trade secrets or non-financial proprietary information, (b) in respect of which in their good faith judgment disclosure is prohibited by any Legal Requirements or any binding agreement or (c) that in their good faith judgment is subject to attorney client or similar privilege or constitutes attorney work product.

“Disposition” means (a) the sale, lease, license, conveyance or other disposition of property, other than sales or other dispositions expressly permitted under clauses (a), (b), (c), (d), (e) and (f) of the definition of “Permitted Dispositions” and (b) the sale or transfer by Borrower or any Subsidiary of Borrower of any Stock or Stock equivalent issued by any Subsidiary of Borrower and held by such transferor Person (other than (i) a sale or transfer of the Stock or Stock equivalents of a Subsidiary of Borrower to Borrower permitted hereunder and (ii) a sale or transfer of the Stock or Stock equivalents of a Foreign Subsidiary of Borrower to another Foreign Subsidiary permitted hereunder).

“Disqualified Person” means (a) a direct competitor of Borrower or its Subsidiaries that has been specified in writing to the Agent and the Required Lenders prior to the Closing Date and (b) any Person that is reasonably identifiable, solely on the basis of such Person’s name, as an Affiliate of any Person referred to in clause (a) above. It is understood and agreed that Borrower shall be permitted to supplement, after the Closing Date and in writing, the list of Disqualified Persons to add additional direct competitors of Borrower upon reasonable written notice to the Agent and the Required Lenders. Such supplement shall become effective immediately upon delivery to the Agent and the Required Lenders and shall not apply retroactively to disqualify the transfer of an interest in the Term Loans that was effective prior to the effective date of such supplement.

“Dollars” or “$” means United States dollars.

“Domestic Subsidiary” means any Subsidiary of a Loan Party that is not a Foreign Subsidiary. “Environmental Action” means any written complaint, summons, citation, notice, directive,

order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter, or other written communication from any Governmental Authority, or any third party involving violations of

9

Environmental Law or Release of Hazardous Materials (a) from any of the Real Property or (b) from real properties or businesses adjoining any of the Real Property.

“Environmental Law” means any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code, or rule of common law currently in effect, or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, in each case, to the extent binding on any Loan Party or any of its Subsidiaries, relating to the environment, the effect of the environment on employee health, or Hazardous Materials, in each case as amended from time to time.

“Environmental Liabilities” means all liabilities, monetary obligations, losses, damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts, or consultants, and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand, or Remedial Action required, by any Governmental Authority or any third party due to settlement agreement or judicial determination, and which relate to any Environmental Action.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities.

“Equipment” means equipment (as that term is defined in the Code).

“Equity Interest” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited), joint venture interests, or if such Person is a limited liability company, membership interests and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued on or after the Closing Date, but excluding debt securities convertible or exchangeable into such equity.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto.

“ERISA Affiliate” means (a) any Person whose employees are treated as employed by the same employer as the employees of any Loan Party or any of its Subsidiaries under IRC Section 414(b), (b) any corporation or trade or business (whether or not incorporated) whose employees are treated as employed by the same employer as the employees of any Loan Party or any of its Subsidiaries under IRC Section 414(c), (c) solely for purposes of Section 302 of ERISA and Section 412 of the IRC, any organization that is a member of an affiliated service group of which any Loan Party or any of its Subsidiaries is a member under IRC Section 414(m), or (d) solely for purposes of Section 302 of ERISA and Section 412 and 430 of the IRC, any Person that is a party to an arrangement with any Loan Party or any of its Subsidiaries and whose employees are aggregated with the employees of a Loan Party or its Subsidiaries under IRC Section 414(o).

“Event of Default” has the meaning specified therefor in Section 9.

“Event of Loss” means, with respect to any property, any of the following: (a) any loss, destruction or damage of such property; or (b) any actual condemnation, seizure or taking, by exercise of

10

the power of eminent domain or otherwise, of such property, or confiscation of such property or the requisition of the use of such property.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time, and the rules and regulations promulgated thereunder.

“Excluded Accounts” means, as to any Loan Party, all Deposit Accounts (i) used solely for payroll and/or accrued employee benefits, (ii) used solely for employee benefit plans or (iii) that do not hold, in the aggregate, more than $50,000.00 at any time.

“Excluded Property” means:

(a)
all of any Loan Party’s right, title and interest in any leasehold or other non-fee simple interest in any Real Property of such Loan Party (whether leased or otherwise held on the date hereof or leased or otherwise acquired after the date hereof);

(b)
any permit or lease or license or any contractual obligation entered into by any Loan Party, (i) that prohibits or requires the consent of any Person other than Borrower or any of its Affiliates as a condition to the creation by any Loan Party of a Lien on any right, title or interest in such permit, lease, license or contractual agreement or any Capital Stock or equivalent related thereto or (ii) to the extent that any Legal Requirement applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (i) and (ii), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the Code or any other Legal Requirement;

(c)
(i) all foreign intellectual property and (ii) any “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law;

(d)
fixed or capital assets owned by any Loan Party that are subject to a purchase money Lien or a capital lease if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such capital lease) prohibits or requires the consent of any Person other than Borrower or any of its Affiliates as a condition to the creation of any other Lien on such equipment;

(e)
except as permitted in Section 6.12(k) motor vehicles subject to certificates of title (except to the extent perfection can be obtained by the filing of UCC financing statements);

(f)
(i) any interest in any Stock that is not directly owned by any Loan Party and (ii) any interest in any Stock of any other joint venture, partnership or other entity that was or is existing (A) on the date hereof or (B) from and after the date hereof if such joint venture, partnership or other entity is not a Subsidiary of a Loan Party, in each case if and for so long as (x) the grant of a Lien with respect thereto is not permitted by the other partner, joint venture or joint venture partner, as applicable, and (y) the applicable Loan Party has used commercially reasonable efforts to obtain the right to grant a lien in such joint venture, partnership or other entity;

(g)
the Excluded Accounts;

(h)
cash collateral pledged to a third party securing an amount not to exceed the face amount of the cash collateralized letters of credit issued for the benefit of any of the Loan Parties; and
(i)
Stock in excess of 65% of all outstanding voting Stock of any First Tier Foreign Subsidiary;

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provided that notwithstanding anything to the contrary contained in clauses (a) through (g) above to the contrary, (a) Excluded Property shall not include any Proceeds of property described in clauses (a) through (g) above (unless such proceeds are also described in such clauses), and (b) no property or assets that are subject to a Lien securing the Obligations, including, without limitation, Proceeds of Collateral in the form of Excluded Property, shall constitute Excluded Property so long as such Lien remains in effect; provided, further, that at such time as any of the foregoing property no longer constitutes Excluded Property, such property shall immediately constitute Collateral and a Lien on and security interest in and to all of the right, title and interest of the applicable Loan Party in, to and under such property shall immediately attach thereto.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to an Agent or Lender or required to be withheld or deducted from a payment to an Agent or Lender, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Agent or Lender being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Term Loans or Commitment pursuant to a law in effect on the date of which (i) such Lender acquires such interest in the Term Loans or Commitment (other than pursuant to an assignment request by Borrower under Section 14.3) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 16.1, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changes its lending office, (c) Taxes attributable to such Lender’s failure to provide the documents and information described in Section 16.1(f) and (d) any withholding Taxes imposed under FATCA.

“Expenses” means all (a) reasonable documented out-of-pocket costs and expenses (including taxes, and insurance premiums) required to be paid by any Loan Party or any of its Subsidiaries or any Guarantor under any of the Loan Documents that are paid, advanced, or incurred by the Agent and the Lenders, (b) reasonable documented out-of-pocket fees or charges paid or incurred by the Agent and Lenders in connection with the negotiation, documentation, and execution of any of the Loan Documents and any other documents relating to the transactions contemplated thereby, including reasonable documented out-of-pocket fees of one set of counsel for the Agent and one set of counsel for the Lenders, reasonable documented out-of-pocket fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, judgment lien, litigation, bankruptcy and Code searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation contained in this Agreement)), real estate surveys, real estate title insurance policies and endorsements, and environmental audits, (c) reasonable documented out-of-pocket charges paid or incurred by the Agent resulting from the dishonor of checks payable by or to any Loan Party, (d) reasonable documented out-of-pocket costs and expenses paid or incurred by the Agent and Lenders to correct any default or enforce any provision of the Loan Documents, or during the continuance of an Event of Default, in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (e) reasonable documented out-of-pocket fees and expenses to initiate electronic reporting by Borrower to the Agent, (f) reasonable documented out-of-pocket examination fees and expenses (including reasonable travel, meals, and lodging) of the Agent related to any inspections, audits,

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examinations, or appraisals, (g) reasonable documented out-of-pocket costs and expenses of third party claims or any other suit paid or incurred by the Agent and/or Lenders in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents, (h) the Agent’s and Lenders’ reasonable documented out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred in advising, structuring, drafting, reviewing, administering (including reasonable travel, meals, and lodging and reasonable documented out-of-pocket fees of counsel), or amending the Loan Documents, (i) the Agent and Lenders’ reasonable documented out-of-pocket costs and expenses (including reasonable documented out-of-pocket attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including reasonable attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any Loan Party or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents (or exercising any rights and remedies thereunder or in connection therewith), irrespective of whether suit is brought, or in taking any Remedial Action concerning the Collateral and (j) any other reasonably documented out-of-pocket fees or expenses payable to the Agent in the amounts and at times separately agreed upon between Borrower and the Agent, provided, that, unless the Borrower otherwise agrees, the Lenders shall be entitled to reimbursement for only one set of primary counsel and one local counsel in each applicable jurisdiction.

“Fair Market Value” means, with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as determined in good faith by the Borrower.

“FATCA” means Section 1471 through 1474 of the IRC, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the IRC, any published intergovernmental agreement entered into in connection with the implementation of the foregoing and any fiscal or regulatory legislation or rules adopted pursuant to such published intergovernmental agreements.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as shall be set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than 1%, such rate shall be deemed to be 1% for the purposes of this Agreement.

“First Amendment” means that certain First Amendment to Term Loan and Security Agreement, dated as of the First Amendment Effective Date, by and among the Loan Parties, the Lenders and the Agent.

“First Amendment Effective Date” means May 9, 2025.

“First Amendment Term Loan” shall mean the term loan made pursuant to Section 2.1(b).

“First Amendment Term Loan Commitment” means with respect to each Lender, the obligation to make its portion of the First Amendment Term Loan (subject to the terms and conditions hereof) in the amount set forth under the caption “First Amendment Term Loan Commitment” opposite such Lender’s name on Schedule 2.1(a), which shall be reduced to zero upon such Lender funding its portion of the

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First Amendment Term Loan. The “First Amendment Term Loan Commitments” shall mean all of the First Amendment Term Loan Commitments of the Lenders. As of the First Amendment Effective Date (before giving effect to the making of any portion of the First Amendment Term Loan), the aggregate amount of the First Amendment Term Loan Commitments of the Lenders is $4,000,000, which shall be reduced to $0.00 immediately upon the funding of the First Amendment Term Loan.

“First Tier Foreign Subsidiary” has the meaning attributed to such term in Section 7.3(e) hereof. “Fixtures” means fixtures (as that term is defined in the Code).

“Foreign Jurisdiction” means a jurisdiction that is not a federal, state, or local jurisdiction in the United States or any territories thereof.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Foreign Subsidiary” means a Subsidiary of a Loan Party that is organized under the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia.

“Foreign Subsidiary Holding Company” means any Domestic Subsidiary that is engaged in no material business activities other than the holding of Stock and other investments in one or more Foreign Subsidiaries that are controlled foreign corporations (within the meaning of Section 957 of the IRC) or other Foreign Subsidiary Holding Companies.

“Freely Tradable Shares” means any shares of Capital Stock which, at the time of issuance thereof, (i) are duly authorized, fully paid and nonassessable; (ii) are eligible for resale by the Lenders without limitation or restriction pursuant to an effective registration statement under the Securities Act covering the resale thereof; and (iii) do not bear, and are not subject to, any restrictive legend, stop transfer of similar restriction.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied; provided, however, that all calculations relative to liabilities shall be made without giving effect to Statement of Financial Accounting Standards No. 159.

“General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, Accounts, Chattel Paper, Deposit Accounts, Goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

“Goods” means goods (as that term is defined in the Code).

“Governing Documents” means, with respect to any Person, the certificate or articles of incorporation, by- laws, or other organizational documents of such Person.

“Governmental Authority” means any federal, state, local or foreign (whether civil, criminal, military or otherwise) court, central bank or governmental agency, tribunal, authority, instrumentality or

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regulatory body or any subdivision thereof or other entity exercising executive, legislative, judicial,

taxing, regulatory or administrative powers of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranteed Obligations” has the meaning specified therefor in Section 18.2(a).

“Guarantors” means Genasys Puerto Rico LLC, Evertel Technologies LLC, Zonehaven LLC and any Additional Guarantors, and each of them is a “Guarantor”.

“Guaranty” means the guaranty of the Guaranteed Obligations made by the Guarantors as set forth in Section 18 of this Agreement.

“Guaranty Supplement” has the meaning specified therefor in Section 18.6.

“Hazardous Materials” means (a) substances that are defined or listed in, or otherwise classified pursuant to Environmental Law as “hazardous substances,” “hazardous materials,” “hazardous wastes” or “toxic substances,” or any other substances containing deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or “EP toxicity”, (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or any radioactive materials, and (d) asbestos in any form or leaking electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

“Impacted Lender” means any Lender that has a Person that directly or indirectly controls such Lender and such Person (a) becomes subject to a voluntary or involuntary case under the Bankruptcy Code or any similar bankruptcy laws, (b) has appointed a custodian, conservator, receiver or similar official for such Person or any substantial part of such Person’s assets, or (c) makes a general assignment for the benefit of creditors, is liquidated, or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt. For purposes of this definition, “control” means the possession of either (a) the power to vote, or the beneficial ownership of, 10% or more of the voting Stock of such Person (either directly or through the ownership of Stock equivalents) or (b) the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Indebtedness” as to any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products, including hedging obligations, (c) all obligations of such Person as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of such Person, irrespective of whether such obligation or liability is assumed, (e) all obligations of such Person to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (f) any Prohibited Preferred Stock of such Person, and (g) any obligation of such Person guarantying or intended to guaranty (whether directly or indirectly guarantied, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (f) above. For purposes of this definition, the amount of any Indebtedness outstanding as of any date will be: (i) the accreted value of Indebtedness, in the cause of any Indebtedness issued with original issue discount; (ii) with respect to contingent obligations, the maximum liability upon the occurrences of the contingency giving rise to the obligation; (iii) with respect to hedging obligations, the net amount payable, if any, by the specified Persons if such hedging obligations terminated at that time due to default

15

by such Person; (iv) in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of: (1) the Fair Market Value of such assets at the date of determination; or

(2) the amount of such Indebtedness of the other Person; (v) the maximum amount Borrower and Loan Parties would become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, any Preferred Stock; (vi) the amount of the liability in respect thereof determined in accordance with GAAP, in the case of Indebtedness issued at a price that is less than the principal amount thereof; and (vii) the principal amount of the Indebtedness, in the case of any other Indebtedness. Indebtedness shall be calculated without giving effect to the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under the Loan Documents as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.

“Indemnified Liabilities” has the meaning specified therefor in Section 11.3. “Indemnified Person” has the meaning specified therefor in Section 11.3.

“Indemnified Taxes” shall mean (i) Taxes imposed on or with respect to any payment made or due under any Loan Document other than Excluded Taxes and (ii) Other Taxes.

“Information Certificate” means the Information Certificate completed and executed by the Loan Parties attached hereto as Exhibit E.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, receiverships, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), software, processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, social media accounts and identifiers, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

“Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public on non-discriminatory terms which have been licensed to the Specified Party pursuant to end-user licenses),

(B)
the license agreements listed on Schedule 5.26(b) to the Information Certificate, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Lenders’ rights under the Loan Documents.

“Intercompany Indebtedness” means all Indebtedness between or among any one or more of Borrower, the Loan Parties, and any of their Subsidiaries.

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“Intercompany Subordination Agreement” means any intercompany subordination agreement by and among the Loan Parties and certain of their Subsidiaries for the benefit of Agent which subordinates intercompany debt to the prior payment in full in cash of all Obligations (and, in the case of an election made under Section 2.6(a) hereof with respect to payment of certain outstanding interest in accordance with the provisions thereof, payment of such interest from Stock issued by the Borrower).

“Inventory” means inventory (as that term is defined in the Code).

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guaranties, advances, capital contributions (excluding

(a)
commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business not to exceed $150,000 in the aggregate during any fiscal year of Borrower, and (b) bona fide Accounts arising in the ordinary course of business), or acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) all other Stock (whether or not classified as investment property under the Code).

“IP Security Agreements” means the Trademark Security Agreement, the Patent Security Agreement and the Copyright Security Agreement.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Latest Stated Maturity” means the latest Maturity Date of the Term Loans then outstanding.

“Legal Requirements” means, as to any Person, the organizational documents of such Person, and any governmental treaty, law (including the common law), statute, ordinance, code, rule, regulation, license, permit requirement, order or determination of an arbitrator or a court or other Governmental Authority, and the interpretation or administration thereof, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Lender Affiliate” shall mean (a) any other Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and is administered, advised or managed by (i) any Lender or Affiliate thereof, or (ii) an entity or Affiliate of an entity that administers, advises or manages any Lender or Affiliate thereof, and (b) any fund or investment vehicle that is managed by the same entity that manages a Person (other than a natural person) identified as a Lender on the signature pages to this Agreement as of the date hereof.

“Lender Party” means each of the Agent, each Lender, and each participant. “Lender Representatives” has the meaning specified therefor in Section 19.8(a).

“Lender-Related Persons” means for any Lender and the Agent, such Lender or Agent, together with its or their Affiliates officers, directors, employees, attorneys, and agents.

“Lenders” has the meaning specified therefor in the preamble to this Agreement and their respective permitted successors and assigns.

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“Lending Office” means, with respect to any Lender, the office or offices of such Lender specified as its “Lending Office” beneath its name on the applicable signature page hereto, or such other office or offices of such Lender as it may from time to time notify Borrower and the Agent.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a Capital Lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Liquidity” means, as of any date of determination, the aggregate amount of Specified Unrestricted Cash of the Loan Parties at such time.

“Loan Documents” means this Agreement, the Intercompany Subordination Agreement, any collateral or security documents executed in connection herewith, including any Control Agreements, any fee letter, and any Notes executed by Borrower in connection with this Agreement and payable to the Lenders, and any other instrument or agreement entered into, now or in the future, by any Loan Party or any of its Subsidiaries and the Lenders or the Agent in connection with this Agreement.

“Loan Parties” means collectively, Borrower and each Guarantor and each of them is a “Loan

Party”.

“Margin Stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

“Material Adverse Change” means (a) a material adverse change in the business, operations, results of operations, assets, liabilities or financial condition of the Loan Parties and their Subsidiaries taken as a whole, (b) a material impairment of the ability of any Loan Party or any of its Subsidiaries to perform its obligations under the Loan Documents to which it is a party or of the Agent’s ability to enforce the Obligations or realize upon the Collateral, (c) a material impairment of the enforceability or priority of the Agent’s Liens with respect to the Collateral as a result of an action or failure to act on the part of any Loan Party or its Subsidiaries, or (d) any claim against any Loan Party or its Subsidiaries or written threat of material litigation which if determined adversely to any Loan Party or any of its Subsidiaries, would reasonably be expected to result in the occurrence of an event described in clauses (a), (b) or (c) above.

“Material Contract” means each of the contracts or agreements filed by the Borrower as an exhibit to (i) any Annual Report on Form 10-K, (ii) any Quarterly Report on Form 10-Q and (iii) any other filing made by the Borrower with the SEC.

“Material Intellectual Property” means any Intellectual Property that, by itself or together with any other Intellectual Property, is material in value or material to the operations of the Borrower and its Subsidiaries.

“Maturity Date” means (i) with respect to the Closing Date Term Loan and the Additional Term Loan, May 13, 2026 and (ii) with respect to the First Amendment Term Loan, December 31, 2025.

“Minimum Return Amount” means, as of any date of determination, an amount equal to the difference, if positive, of (x) the Minimum Return Percentage multiplied by, the aggregate principal amount of the First Amendment Term Loan and/or any Additional Term Loan subject to a payment or

18

prepayment, less (y) the interest that has been paid in respect of the principal amount of the First Amendment Term Loan and/or Additional Term Loan being repaid or prepaid, as applicable, including interest due and payable on the date of payment or prepayment of such Term Loan. The Minimum Return Amount shall be calculated and, if required, payable upon (a) any repayment or prepayment of all or any portion of the First Amendment Term Loan and any Additional Term Loan and (b) the acceleration or deemed acceleration of the Term Loans (including without limitation, the First Amendment Term Loan and the Additional Term Loan).

“Minimum Return Percentage” means a percentage equal to 30.0%.

“Moody’s” has the meaning specified therefor in the definition of Cash Equivalents.

“Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

“Net Proceeds” means proceeds in cash, checks or other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making a Disposition as well as insurance proceeds and condemnation and similar awards received on account of an Event of Loss, net of: (a) in the event of a Disposition (i) the direct costs relating to such Disposition excluding amounts payable to Borrower or any Affiliate of Borrower (other than any Lender), (ii) sale, use or other transaction Taxes paid or payable as a result thereof, (iii) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset (to the extent that such Lien is senior to Agent’s Lien on such asset) which is the subject of such Disposition, (iv) income Taxes or gains and (v) the amount of cash reserves or escrows established in connection with purchase price adjustments and retained liabilities; provided, however, when such cash or escrow is released to a Loan Party or one of its Subsidiaries, the amount so released shall be deemed to be Net Proceeds hereunder at such time and (b) in the event of an Event of Loss, (i) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking,

(ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments.

“Note” means a promissory note of Borrower payable to a Lender, substantially in the form of Exhibit C, evidencing the Indebtedness of Borrower to such Lender resulting from the Closing Date Term Loan ~~made~~, First Amendment Term Loan or Additional Term Loan, as applicable to Borrower by such Lender or its predecessor(s) hereunder.

“NYFRB” means the Federal Reserve Bank of New York.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than 1%, such rate shall be deemed to be 1% for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

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“Obligations” means all loans (including without limitation the Term Loans), debts, principal (including without limitation OID), interest (including any interest that accrues after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), premiums (including without limitation, all prepayment premiums ~~under Sections 2.4(b) and 2.5(e)~~and each Minimum Return Amount due hereunder), liabilities, obligations (including indemnification obligations), fees, Expenses (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), guaranties, all other amounts outstanding or owed hereunder, and all covenants and duties of any other kind and description owing by any Loan Party pursuant to or evidenced by this Agreement or any of the other Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, liquidated or unliquidated, determined or undetermined, voluntary or involuntary, due, not due or to become due, sole, joint, several or joint and several, incurred in the past or now existing or hereafter arising, however arising, and including all interest not paid when due, and all other expenses or other amounts that Borrower or any other Loan Party is required to pay or reimburse by the Loan Documents or by law or otherwise in connection with the Loan Documents. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Officer’s Certificate” means a certificate from an Authorized Person of Borrower, stating that:

(i)
the representations and warranties of Borrower and each other Loan Party set forth in this Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof; and

(ii)
no Default or Event of Default has occurred and is continuing on and as of the date hereof, and neither will result from the Term Loans made on the date hereof.

“Other Connection Taxes” means, with respect to the Agent or any Lender, Taxes imposed as a result of a present or former connection between the Agent or such Lender and the jurisdiction imposing such Tax (other than connections arising from the Agent or such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in the Term Loans or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 14.3).

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.

“Patent Security Agreement” shall mean a Patent Security Agreement substantially in the form of Exhibit K.

“Patents” means patents and patent applications, including (i) the patents and patent applications listed on Schedule 5.26(b) to the Information Certificate, (ii) all continuations, divisionals,

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continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (iv) the right to sue for past, present, and future infringements thereof, and (v) all of Borrower’s and each other Loan Party’s rights corresponding thereto throughout the world.

“Patriot Act” has the meaning specified therefor in Section 5.18 of Exhibit D to this Agreement. “PEP” means politically exposed party under OFAC.

“Permitted Affiliate Transactions” means the following:

(a)
any employment agreement, employee benefit plan, equity incentive plan, employee stock ownership plan, officer or director indemnification agreement, compensation agreement or arrangement, customary benefit programs or arrangements for employees, officers or directors (including vacation plans, health and life insurance plans, deferred compensation plans and retirement or savings plans) or any similar agreement or arrangement authorized by the applicable Board of Directors and entered into by any Loan Party in the ordinary course of business and payments pursuant thereto;

(b)
payment of reasonable and customary fees and reimbursements of expenses (pursuant to indemnity arrangements or otherwise) of directors or officers of Loan Parties;

(c)
loans or advances to employees for employment-related expenses in the ordinary course of business not to exceed $150,000 in the aggregate at any one time outstanding;

(d)
to the extent not otherwise prohibited by this Agreement, transactions between or among Loan Parties; and

(e)
the Transactions.

“Permitted Discretion” means a determination made in the exercise of the good faith judgment of the Agent or the Required Lenders, as applicable (from the perspective of a secured lender). For the purposes of this agreement, acting on advice of counsel shall be deemed to be exercising good faith judgment.

“Permitted Dispositions” means:

(a)
sales, abandonment, or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business;

(b)
sales of Inventory to buyers or non-exclusive licenses of technology to customers in the ordinary course of business;

(c)
the granting of Permitted Liens;

(d)
the making of a Permitted Distribution or other disposition that is expressly permitted pursuant to Section 7.17 of this Agreement;

(e)
the making of a Permitted Investment;
(f)
sales, leases, conveyances or other dispositions of assets between or among the Loan

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Parties;

(g)
the abandonment or relinquishment of assets, the waiver of contract rights or the settlement, release or surrender or contract, tort or other claims, in each case, in the ordinary course of business and in the exercise of reasonable business judgment;

(h)
dispositions pursuant to condemnation or similar involuntary dispositions initiated by a Governmental Authority for consideration;

(i)
sales, assignments, or the dispositions of assets in an amount not to exceed $500,000 in the aggregate in any fiscal year, so long as the Net Proceeds from such sales, assignments or dispositions are offered for prepayment (and, applied to the Obligations) or reinvested, in each case, in accordance with Section 2.5(c) hereof; and

(j)
any disposition for Fair Market Value; provided that (i) Loan Parties and their Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents and (ii) no Default or Event of Default is continuing before or after giving effect to such disposition.

“Permitted Distributions” means, to the extent permitted by law, the following distributions or dividends:

(a)
so long as no Default or Event of Default shall have occurred and be continuing, the payment of (i) any payments permitted pursuant to Section 7.7, (ii) fees and expenses described in subsection (b) of the definition of “Permitted Affiliate Transactions”, (iii) the payment of any dividend (or, in the case of any partnership, limited liability company, or other Person, any similar distribution) by a Loan Party or a Subsidiary of any Loan Party to any other Loan Party and (iv) other payments in an amount not to exceed $50,000 per year;

(b)
so long as no Default or Event of Default shall have occurred and be continuing, the repurchase of Stock deemed to occur upon the exercise of stock options or other equity awards to the extent such Stock represents a portion of the exercise price of those stock options or other equity awards and any repurchase or other acquisition of Stock made in lieu of or to satisfy withholding or similar Taxes in connection with any exercise or exchange of stock options, warrants, equity incentives, other equity awards or other rights to acquire Stock;

(c)
the Transactions; and

(d)
so long as no Default or Event of Default shall have occurred and be continuing, payments of cash, dividends, distributions, advances or other Restricted Payments by any Loan Party or any Subsidiary of a Loan Party to allow the payment of cash in lieu of the issuance of fractional shares upon the exercise of warrants, stock options, awards under equity incentive plans or similar securities.

“Permitted Indebtedness” means:

(a)
Indebtedness evidenced by this Agreement and the other Loan Documents;

(b)
Indebtedness set forth on Schedule 5.19 to the Information Certificate and any Refinancing Indebtedness in respect of such Indebtedness;
(c)
Reserved;

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(d)
Permitted Purchase Money Indebtedness and any Refinancing Indebtedness in respect of such Indebtedness;

(e)
endorsement of instruments or other payment items for deposit;

(f)
Intercompany Indebtedness outstanding on the date hereof to the extent set forth on Schedule 5.19 to the Information Certificate;

(g)
Intercompany Indebtedness among the Loan Parties;

(h)
letters of credit for the benefit of any customer of the Borrower or any of its Subsidiaries in an aggregate amount (for all of such letters of credit) not to exceed $500,000;

(i)
the incurrence by Borrower or any other Loan Party of Intercompany Indebtedness between or among Loan Parties and/or any of their Subsidiaries; provided, however, that:

(i)
Intercompany Indebtedness among non-Loan Parties incurred in the ordinary course of business is permitted;

(ii)
if any Loan Party is the obligor on such Indebtedness and the payee is not another Loan Party, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations then due (and, in the case of an election made under Section 2.6(a) hereof with respect to payment of certain outstanding interest in accordance with the provisions thereof, payment of such interest from Stock issued by the Borrower);

(iii)
If any Loan Party is the payee on such Indebtedness and the obligor is not a Loan Party, such loan is otherwise permitted as a Permitted Investment;

(iv)
any (aa) subsequent issuance or transfer of Stock that results in any such Indebtedness being held by a Person other than a Loan Party or Subsidiary of any Loan Party, or (bb) sale or other transfer of any such Indebtedness to a Person that is not a Loan Party or Subsidiary of a Loan Party will be deemed, in each case, to constitute an incurrence of such Indebtedness by such Loan Party that was not permitted by this clause (i);

(j)
Reserved,

(k)
unsecured Indebtedness not to exceed $5,000,000;

(l)
the Guaranty by any Loan Party of Indebtedness of a Loan Party or Subsidiary of a Loan Party that was permitted to be incurred by such Loan Party pursuant to Section 7.1 or another provision of this definition; provided that (i) if the Indebtedness being guarantied is subordinated to or pari passu with the Obligations, then the Guaranty shall be subordinated or pari passu, as applicable, to other Indebtedness of the Guarantor to the same extent as the Indebtedness guarantied and (ii) such Guaranty is permitted under Section 7.11;

(m)
the incurrence by any Loan Party in the ordinary course of business of Indebtedness in favor of insurers, bond companies, and other direct counterparties in respect of workers'’ compensation

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claims, insurance contracts, self-insurance obligations, bankers'’ acceptances, performance and surety bonds and other similar guaranties of obligations not constituting Indebtedness; and

(n)
the incurrence by a Loan Party or its Subsidiary of Indebtedness arising from the honoring by a bank or other financial institution other than the Lenders of a check, draft or similar instrument inadvertently drawn against insufficient funds, so long as such Indebtedness is less than

$100,000 and is covered within five Business Days following receipt by Loan Party or such Subsidiary of notice or such event.

The accrual of interest or dividends on Permitted Preferred Stock, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, the reclassification of Preferred Stock as Indebtedness due to a change in accounting principles, and the payment of dividends on Preferred Stock in the form of additional shares of the same class of Preferred Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Prohibited Preferred Stock.

“Permitted Investments” means:

(a)
Investments in Cash Equivalents provided that in the case of Cash Equivalents of the type described in clause (i) of the definition of Cash Equivalents set forth herein, such Investments shall not exceed $25,000,000, which amount shall be reduced by any Investments made pursuant to clause (e) of this definition;

(b)
Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business;

(c)
advances made in connection with purchases of Goods or services in the ordinary course of business;

(d)
Investments owned by any Loan Party or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1;

(e)
Investments made in accordance with Borrower’s investment policy in place as of the Closing Date and consistent with past practices, in an aggregate amount not to exceed $25,000,000, which amount shall be reduced by any Investments made pursuant to clause (a) of this definition from Cash Equivalents of the type described in clause (i) of the definition of Cash Equivalents set forth herein;

(f)
any Investment by a Loan Party in another Loan Party;

(g)
any Investments received in compromise or resolution of (i) obligations of trade creditors or customers that were incurred in the ordinary course of business of Borrower or any Loan Party, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (ii) litigation, arbitration or other disputes;

(h)
funds expended on goods, deposits, and related items in the ordinary course of business in connection with services to be provided by a Loan Party to its customer, and for which such customer is required to reimburse such Loan Party;

(i)
Investments not to exceed $1,000,000; and
(j)
any Investment by a Subsidiary that is not a Loan Party in a Subsidiary that is not a Loan

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Party.

“Permitted Liens” means:

(a)
Liens granted to, or for the benefit of, Lender to secure the Obligations;

(b)
Liens for Taxes (i) that are not yet delinquent, or (ii) are the subject of Permitted Protests;

(c)
judgment Liens and notices of lis pendens arising solely as a result of the existence of lawsuits, judgments, orders, or awards that do not constitute an Event of Default under Section 9.3, provided that adequate reserves have been made therefor;

(d)
Liens set forth on Schedule P-2; provided, however, that to qualify as a Permitted Lien, any such Lien described on Schedule P-2 shall only secure the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof;

(e)
the interests of lessors under operating leases and non-exclusive licensors under license agreements entered into in the ordinary course of business;

(f)
purchase money Liens or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof;

(g)
Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness;

(h)
Reserved;

(i)
Reserved;

(j)
Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or

(ii) are the subject of Permitted Protests;

(k)
Liens on amounts deposited to secure a Loan Party’s obligations in connection with worker’s compensation or other unemployment insurance;

(l)
Liens on amounts deposited to secure a Loan Party’s reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business;

(m)
Reserved;

(n)
Reserved;

(o)
survey exceptions, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning

25

or other restrictions as to the use of real property or improvements or accessions that were not incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(p)
any extension, renewal or replacement, in whole or in part of any Lien described above in this definition of “Permitted Liens” (other than Liens described in clause (a) of this definition of “Permitted Liens”); provided that any such extension, renewal or replacement does not extend to any additional property or assets (plus improvements, accessions, proceeds, replacements or dividends or distributions in respect thereof);

(q)
Liens (i) of a collection bank (including those arising under Section 4-210 of the UCC) on the items in the course of collection or (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and which are within the general parameters customary in the banking industry;

(r)
Liens on any property in favor of a Governmental Authority to secure partial, progress, advance or other payments pursuant to any contract or statute, not yet due and payable;

(s)
Liens encumbering deposits delivered to a Person to secure obligations arising from statutory, regulatory, contractual or warranty requirements incurred in the ordinary course of business; and

(t)
Liens securing obligations (not constituting Indebtedness for borrowed money) not to exceed $1,500,000.

“Permitted Preferred Stock” means and refers to any Preferred Stock issued by a Borrower (and not by one or more of its Subsidiaries) that is not Prohibited Preferred Stock.

“Permitted Protest” means the right of Borrower or any other Loan Party or any of their respective Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), Taxes, or rental payment, provided that (a) a reserve with respect to such obligation is established on Books and Records of such Borrower, such other Loan Party or such Subsidiary in such amount as is required under GAAP, (b) any such protest is instituted timely and prosecuted diligently by such Borrower, Loan Party or Subsidiary, as applicable, in good faith, (c) the Required Lenders are satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority (except as resulting from operation of law) of any of the Agent’s Liens, and (d) with respect to Liens of any Loan Party’s subcontractors and suppliers, the Lien does not constitute a default under the Material Contract between such Loan Party and its customer relating thereto.

“Permitted Purchase Money Indebtedness” means Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of

$1,500,000.

“Person” means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

“Platform” has the meaning specified therefor in Section 19.8(c).

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“Pledged Certificated Stock” means all certificated securities and any other Stock or Stock equivalent of any Person evidenced by a certificate, instrument or other similar document (as defined in the UCC), in each case owned by any Loan Party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Stock and Stock equivalents listed on Schedule 5.1 to the Information Certificate. Pledged Certificated Stock excludes any Excluded Property and any Cash Equivalents that are not held in Controlled Securities Accounts to the extent permitted by this Agreement.

“Pledged Collateral” means, collectively, the Pledged Stock and the Pledged Debt Instruments. “Pledged Debt Instruments” means all right, title and interest of any Loan Party in instruments evidencing any Indebtedness or other obligations owed to such Loan Party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including all Indebtedness described on Schedule 6.12(l)(ii), issued by the obligors named therein. Pledged Debt Instruments excludes any Excluded Property and any Cash Equivalents that are not held in Controlled Securities Accounts to the extent permitted by this Agreement.

“Pledged Investment Property” means any investment property of any Loan Party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, other than any Pledged Stock or Pledged Debt Instruments. Pledged Investment Property excludes any Excluded Property and any Cash Equivalents that are not held in Controlled Securities Accounts to the extent permitted by this Agreement.

“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock. “Pledged Uncertificated Stock” means any Stock or Stock equivalent of any Person that is not

Pledged Certificated Stock, including all right, title and interest of any Loan Party as a limited or general partner in any partnership not constituting Pledged Certificated Stock or as a member of any limited liability company, all right, title and interest of any Loan Party in, to and under any organization document of any partnership or limited liability company to which it is a party, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, including in each case those interests set forth on Schedule 5.1 to the Information Certificate, to the extent such interests are not certificated. Pledged Uncertificated Stock excludes any Excluded Property and any Cash Equivalents that are not held in Controlled Securities Accounts to the extent permitted by this Agreement.

“Postpetition Interest” has the meaning specified therefor in Section 18.7(b).

“Preferred Stock” means, as applied to the Stock of any Person, the Stock of any class or classes (however designated) that is preferred with respect to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Stock of any other class of such Person.

“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Agent) or any similar release by the Federal Reserve Board (as determined by the Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

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“Proceeds” has the meaning specified therefor in the definition of “Collateral” set forth in Schedule 1.1.

“Prohibited Preferred Stock” means any Preferred Stock that by its terms is mandatorily redeemable or subject to any other payment obligation (including any obligation to pay dividends, other than dividends of shares of Preferred Stock of the same class and series payable in kind or dividends of shares of common stock) on or before a date that is less than 1 year after the Latest Stated Maturity Date, or, on or before the date that is less than 1 year after the Latest Stated Maturity Date, is redeemable at the option of the holder thereof for cash or assets or securities (other than distributions in kind of shares of Preferred Stock of the same class and series or of shares of common stock).

“Projections” means Borrower’s forecasted (a) balance sheets, (b) profit and loss statements, and

(c)
cash flow statements, all prepared on a basis consistent with such Borrower’s historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

“Protective Advance” has the meaning specified therefor in Section 2.3(c). “PTO” means the United States Patent and Trademark Office.

“Public Lender” has the meaning specified therefor in Section 19.8(c).

“Purchase Money Indebtedness” means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within twenty (20) days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by a Loan Party or any of its Subsidiaries and the improvements thereto.

“Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

“Reference Time” with respect to any setting of the initial Benchmark means 6:00 a.m. (New York City time) on the second to last Business Day of the month immediately prior to the quarter for which the initial Benchmark is then being set.

“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:

(a)
such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount of premiums paid thereon and the fees and expenses incurred in connection therewith and by the amount of unfunded commitments with respect thereto,

(b)
such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity (measured as of the refinancing, renewal, or extension) of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are or would reasonably be expected to be materially adverse to the interests of the Agent or Lenders,

(c)
if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations or the Liens securing such Indebtedness that is refinanced, renewed, or extended were subordinated to the Liens securing the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as

28

favorable to Agent and Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness and/or the Liens securing such Indebtedness, and

(d)
the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were obligated with respect to the Indebtedness that was refinanced, renewed, or extended.

“Release” has the meaning prescribed in Environmental Law and includes (a) any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, leeching, seepage or migration of any Hazardous Materials in or into the indoor or outdoor environment, or in, into or out of any vessel or facility; and (b) movement of any Hazardous Materials through the air, soil, subsoil, surface, water, groundwater, rock formation or otherwise, whether accidental or intentional.

“Remedial Action” means all actions taken under Environmental Law to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate, or in any way address Hazardous Materials in the indoor or outdoor environment, (b) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (c) restore or reclaim natural resources or the environment, (d) perform any pre-remedial studies, investigations, or post-remedial operation and maintenance activities, or (e) conduct any other actions with respect to Hazardous Materials required by Environmental Law.

“Required Lenders” means, at any time, Lenders owed or holding more than 50% of the aggregate principal amount of the Term Loans outstanding at such time.

“Restricted Payments” has the meaning specified therefor in Section 7.17(d).

“ROFR Agreement” means that certain Right of First Refusal Agreement by and among the Borrower and the Lenders as of even date herewith.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“S&P” has the meaning specified therefor in the definition of Cash Equivalents.

“SEC” means the United States Securities and Exchange Commission and any successor thereto. “Secured Parties” means collectively the Agent and the Lenders.

“Securities Account” means a Securities Account (as that term is defined in the Code).

“Securities Act” means the Securities Act of 1933, as in effect from time to time, and the rules and regulations promulgated thereunder.

“Security Interest” has the meaning specified therefor in Section 3.1.

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“SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).

“Solvent” means, with respect to any Person as of any date of determination, that (a) at fair valuations, the sum of such Person’s debts (including contingent liabilities) is less than all of such Person’s assets, (b) such Person is not engaged or about to engage in a business or transaction for which the remaining assets of such Person are unreasonably small in relation to the business or transaction or for which the property remaining with such Person is an unreasonably small capital, (c) such Person has not incurred and does not intend to incur, or reasonably believe that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise), and (d) such Person is “solvent” or not “insolvent”, as applicable within the meaning given those terms and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).

“Specified Unrestricted Cash” shall mean, at any time, the aggregate amount of unrestricted cash and Cash Equivalents of the Loan Parties that is both (a) free and clear of all Liens other than (i) any nonconsensual Lien that is permitted under the Loan Documents and (ii) Liens of the Collateral Agent and (b) held in a Deposit Account in the United States that is subject to a Control Agreement providing the Collateral Agent “Control” (as defined in the UCC) of such Deposit Account. For the avoidance of doubt, this definition of “Specified Unrestricted Cash” shall not include any cash or Cash Equivalents used to cash collateralize undrawn letters of credit or performance bonds.

“Stated Maturity” means, with respect to any installment of interest or principal of any Indebtedness, the date on which the payment of interest or principal is scheduled to be paid in the documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

“Stock” means all shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, membership interests, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act) or Equity Interest (as defined herein).

“Subordinated Obligations” has the meaning specified therefor in Section 18.7.

“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity.

“Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.

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“Taxes” means any taxes, levies, imposts, duties, fees, assessments, withholding or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments and all interest, penalties or similar additions with respect thereto.

~~“Term Loan” shall have the meaning attributed to such term in the Preamble hereto.~~

“Term Loans” means, collectively, the Closing Date Term Loan, the First Amendment Term Loan and the Additional Term Loan (if any).

“Term SOFR” means, with respect to the Term Loans (if bearing interest at the rate determined by reference to Term SOFR) and for any tenor comparable to the applicable interest period, the Term SOFR Reference Rate at approximately 6:00 a.m., New York City time, two (2) U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable interest period, as such rate is published by the CME Term SOFR Administrator (on Bloomberg) provided that if the Term SOFR as so determined would be less than the 1% per annum, such rate shall be deemed to be equal to 1% per annum for the purposes of this Agreement.

“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.

“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), and for any tenor comparable to the applicable interest period, the rate per annum determined by the Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator (on Bloomberg), so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day.

“Three Month Term SOFR Rate” shall mean Term SOFR rate applicable with respect to a three month interest period.

“Trademark Security Agreement” shall mean a Trademark Security Agreement substantially in the form of Exhibit L.

“Trademarks” means any and all trademarks, trade names, service marks, trade dress, taglines, brand names, logos and corporate names, and all registrations and applications therefor, including (i) the trademarks, trade names, service marks, trade dress, taglines, brand names, logos and corporate names, and all registrations and applications therefor listed on Schedule 5.26(b) to the Information Certificate,

(ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Loan Party’s business symbolized by the foregoing or connected therewith, and (vi) all of Borrower’s and each other Loan Party’s rights corresponding thereto throughout the world.

“Trading Day” means a day that the Trading Market or Quotation System is open during normal business hours; provided that “Trading Day” shall not include any day that the Common Stock is

31

scheduled to trade on such Trading Market or Quotation System for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such Trading Market or Quotation System (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time), unless such day is otherwise designated as a Trading Day in writing by the majority of the Lenders.

“Trading Market” means, the principal securities exchange or trading market on which the Common Stock is listed or admitted for trading.

“Transactions” shall mean, collectively, (a) the entry into of this Agreement and the other Loan Documents on the Closing Date, the extension of the Closing Date Term Loan to the Borrower hereunder on the Closing Date, (b) the entry into the Warrant Agreement and the issuance of the Warrants pursuant thereto, (c) the entry into the ROFR Agreement, and (d) the payment of all fees and expenses in connection with the foregoing.

“Type” means each type of Term Loan, including without limitation, the Closing Date Term Loan, the First Amendment Term Loan and the Additional Term Loan.

“Uncertificated Securities Control Agreement” means that certain uncertificated securities control agreement dated as of the date hereof by and between Genasys Puerto Rico LLC, Agent and Borrower.

“United States” means the United States of America.

“URL” means “uniform resource locator,” an internet web address.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the IRC.

“U.S. Tax Compliance Certificate” has the meaning specified therefor in Section 16.1(f)(ii). “Voidable Transfer” has the meaning attributed to such term in Section 19.7.

“VWAP” means, for each Trading Day, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the per share volume-weighted average price of the Common Stock for such Trading Day on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. through its “Volume at Price” function in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, (b) if the Common Stock is not then listed or quoted on a Trading Market and is quoted for trading on OTCQB or OTCQX, the per share volume-weighted average price of the Common Stock for such Trading Day on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Market (or a similar organization or agency succeeding to its functions of reporting prices, each of (b) and (c) a “Quotation System”), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the Fair Market Value of a share of Common Stock using a volume-weighted method as mutually determined by the Borrower and the majority of Lenders, or if the Borrower and the majority of

32

Lenders do not agree upon such fair market value within ten (10) Business Days, by a nationally recognized independent investment banking firm retained for this purpose by the Borrower and reasonably acceptable to the majority of the Lenders, the reasonable fees and expenses of which shall be paid by the Borrower. The determination of such investment banking firm shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Borrower.

“Warrant Agreement” means that certain Warrant Agreement dated as of the date hereof by and among the warrant agent party thereto and the Borrower.

“Warrants” means the common stock purchase warrants issued by the Borrower to the Lenders pursuant to the Warrant Agreement.

b.
Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided, however, that if Borrower notifies the Lenders that Borrower requests an amendment to any provision hereof to eliminate the effect of any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions) (an “Accounting Change”) occurring after the Closing Date, or in the application thereof (or if the Lenders notify Borrower that the Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such Accounting Change or in the application thereof, then the Lenders and Borrower agree that they will negotiate in good faith amendments to the provisions of this Agreement that are directly affected by such Accounting Change with the intent of having the respective positions of the Lenders and Borrower after such Accounting Change conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the provisions in this Agreement shall be calculated as if no such Accounting Change had occurred. Whenever used herein, the term “financial statements” shall include the footnotes and schedules thereto. Whenever the term “Borrower” is used in respect of a financial covenant or a related definition, it shall be understood to mean Borrower and its respective Subsidiaries on a consolidated basis, unless the context clearly requires otherwise.

c.
Interest Rates; Benchmark Notifications. The interest rate on the Term Loans may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event with respect to the initial Benchmark, Section 2.6(f) provides a mechanism for replacing the initial Benchmark. The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any successor rate thereto, or replacement rate thereof, including, without limitation, whether the composition or characteristics of any such successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement including the Benchmark Replacement and/or any relevant adjustments thereto, in each case, in a manner that may have an indirect adverse impact on the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any other Loan Party, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error

33

or calculation of any such rate (or component thereof) provided by any such information source or service.

d.
Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Loan Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Except as expressly provided otherwise herein, any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in full in cash or immediately available funds of all of the Obligations other than unasserted contingent indemnification Obligations (and, in the case of an election made under Section 2.6(a) hereof with respect to payment of certain outstanding interest in accordance with the provisions thereof, payment of such interest from Stock issued by the Borrower). Any reference herein to any Person shall be construed to include such Person’s successors and assigns and any reference to “in cash” shall include payment in immediately available funds. Any requirement of a writing contained herein or in any other Loan Document shall be satisfied by the transmission of a Record. References herein to any statute or any provision thereof include such statute or provision (and all rules, regulations and interpretations thereunder) as amended, revised, re-enacted, and /or consolidated from time to time and any successor statute thereto.
e.
Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

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EXHIBIT B

TO TERM LOAN AND SECURITY AGREEMENT CONDITIONS PRECEDENT

1. The obligations of the Lenders to make the Closing Date Term Loan as provided for in Section

2.1
of this Agreement are subject to the fulfilment, to the satisfaction of the Agent and the Lenders, of each of the following conditions precedent on or before the Closing Date:

(a)
the Agent shall have received appropriate financing statements in proper form for filing in such office or offices as may be necessary to perfect the Agent’s Liens in and to the Collateral;

(b)
the Agent and the Lenders shall have received each of the following documents, in form and substance satisfactory to the Agent and the Lenders, duly executed, and each such document shall be in full force and effect:

(i)
this Agreement, the Intercompany Subordination Agreement, the IP Security Agreements, the Uncertificated Securities Control Agreement and the other Loan Documents required to be executed and delivered to Agent and Lenders on or before the Closing Date;

(ii)
the Officer’s Certificate;

(iii)
the Warrant Agreement and Warrants;

(iv)
ROFR Agreement;

(c)
the Agent and the Lenders shall have received a certificate from the Secretary of each Loan Party (i) attesting to the resolutions of such Loan Party’s Board of Directors authorizing its execution, delivery, and performance of this Agreement and the other Loan Documents to which such Loan Party is a party, (ii) authorizing specific officers of such Loan Party to execute the same, and (iii) attesting to the incumbency and signatures of such specific officers of such Loan Party;

(d)
the Lenders shall have received copies of each Loan Party’s Governing Documents, as amended, modified, or supplemented to the Closing Date, certified as true, correct and complete by the Secretary of such Loan Party;

(e)
the Lenders shall have received a certificate of status with respect to each Loan Party, dated within 10 days of the Closing Date, or such earlier date as the Lenders permit in their sole discretion, such certificate to be issued by the appropriate officer of the jurisdiction of organization of each Loan Party, which certificate shall indicate that such Loan Party is in good standing in such jurisdiction;

(f)
the Agent and the Lenders shall have received opinion(s) of counsel to the Loan Parties in form and substance satisfactory to the Agent and the Lenders;

(g)
the Agent shall have received, at least five days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your

1

customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, that is requested in writing by the Agent at least seven days prior to the Closing Date;

(h)
Borrower shall have paid all Expenses incurred in connection with the Transactions and invoiced to Borrower at least one day prior to the Closing Date;

(i)
all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to the Lenders;

(j)
the representations and warranties of Borrower and each other Loan Party or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date on which the Closing Date Term Loan is being made (and after giving effect thereto); and

(k)
no Default or Event of Default shall have occurred and be continuing on the date on which the Closing Date Term Loan is made or after giving effect thereto.

2

EXHIBIT D

TO TERM LOAN AND SECURITY AGREEMENT REPRESENTATIONS AND WARRANTIES

5.1
Due Organization and Qualification; Subsidiaries.

(a)
Each Loan Party and each Subsidiary of each Loan Party (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any jurisdiction where the failure to be so qualified would reasonably be expected to result in a Material Adverse Change, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b)
Set forth on Schedule 5.1(b) to the Information Certificate is a complete and accurate description of the authorized Capital Stock of each Loan Party and each of its Subsidiaries, by class, and, as of the Closing Date, a description of the number of shares of each such class that are issued and outstanding. Other than as described on Schedule 5.1(b) to the Information Certificate, as of the Closing Date, there are no subscriptions, options, warrants, or calls relating to any shares of any Loan Party’s or any Subsidiaries’ Capital Stock, including any right of conversion or exchange under any outstanding security or other instrument. No Loan Party is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or any security convertible into or exchangeable for any of its Capital Stock.

(c)
Set forth on Schedule 5.1(c) to the Information Certificate (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement), is a complete and accurate list of the Loan Parties’ direct and indirect Subsidiaries, showing with respect to each Subsidiary: (i) the number of shares of each class of common and preferred Stock authorized for each of such Subsidiaries, and (ii) the number and the percentage of the outstanding shares of each such class owned directly or indirectly by each Loan Party. All of the outstanding Capital Stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

(d)
Set forth on Schedule 5.12(b) to the Information Certificate a complete and accurate list of all Stock and Stock equivalents of any person owned by any Loan Party, whether or not evidenced by a certificate, instrument or other similar document, and any distribution of property made on, in respect of or in exchange for the foregoing.

5.2
Due Authorization; No Conflict.

(a)
As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.

(b)
As to each Loan Party, the execution, delivery, and performance by such Loan Party of the Loan Documents to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract

1

of any Loan Party or its Subsidiaries except to the extent that any such conflict, breach or default has been waived or would not individually or in the aggregate reasonably be expected to cause a Material Adverse Change, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any Loan Party’s interest holders or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain would not individually or in the aggregate reasonably be expected to cause a Material Adverse Change.

5.3
Governmental and Other Consents. No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (a) for the grant of a Lien by such Loan Party in and to the Collateral pursuant to this Agreement or the other Loan Documents or for the execution, delivery, or performance of this Agreement by such Loan Party, or (b) for the exercise by the Agent or Lenders of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally. No Intellectual Property License of any Loan Party that is necessary to the conduct of such Loan Party’s business requires any consent of any other Person in order for such Loan Party to grant the security interest granted hereunder in such Loan Party’s right, title or interest in or to such Intellectual Property License.

5.4
Binding Obligations. Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

5.5
Title to Assets; No Encumbrances. Each of the Loan Parties and its Subsidiaries has (a) good, sufficient and legal title to (in the case of fee interests in Real Property), (b) valid leasehold interests in (in the case of leasehold interests in real or personal property), and (c) good and marketable title to (in the case of all other personal property), all of their respective assets reflected in their most recent financial statements delivered pursuant to Section 6.1, except for assets disposed of since the date of such financial statements to the extent permitted hereby. All of such assets are free and clear of Liens except for Permitted Liens.

5.6
Jurisdiction of Organization; Location of Chief Executive Office; Organizational Identification Number; Commercial Tort Claims.

(a)
The exact legal name of and jurisdiction of organization of each Loan Party is set forth on Schedule 5.6(a) to the Information Certificate (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement).

(b)
The chief executive office of each Loan Party is located at the address indicated on Schedule 5.6(b) to the Information Certificate (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement).

(c)
The tax identification number and organizational identification number, if any, of each Loan Party are identified on Schedule 5.6(c) to the Information Certificate (as such Schedule may be updated from time to time to reflect changes resulting from transactions permitted under this Agreement).
(d)
As of the Closing Date, no Loan Party holds any Commercial Tort Claims that exceed $250,000 in amount, except as set forth on Schedule 5.6(d) to the Information Certificate.

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5.7
Litigation.

(a)
Except as set forth on Schedule 5.7(a) to the Information Certificate, there are no actions, suits, or proceedings pending or, to the knowledge of any Loan Party, after due inquiry, threatened in writing against a Loan Party or any of its Subsidiaries that either individually or in the aggregate would reasonably be expected to result in a Material Adverse Change.

(b)
Schedule 5.7(b) to the Information Certificate sets forth a complete and accurate description, with respect to each of the actions, suits, or proceedings in excess of, or that would reasonably be expected to result in liabilities in excess of, $500,000 that, as of the Closing Date, is pending or, to the knowledge of any Loan Party, after due inquiry, threatened against any Loan Party or any of its Subsidiaries, including (i) the parties to such actions, suits, or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits, or proceedings, (iii) the status, as of the Closing Date, with respect to such actions, suits, or proceedings, and (iv) whether any liability of any Loan Party or any Subsidiary in connection with such actions, suits, or proceedings is covered by insurance.

5.8
Compliance with Laws. No Loan Party nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Law) that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change, or

(b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change.

5.9
No Material Adverse Change. All financial statements relating to the Loan Parties and their Subsidiaries that have been delivered by Borrower to the Agent and the Lenders on and after the Closing Date as provided for hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, the consolidated financial condition of the Loan Parties and their Subsidiaries as of the date thereof and results of operations for the period then ended. Since the date of the most recent financial statement delivered to the Agent and the Lenders hereunder, no event, circumstance, or change has occurred that has or would reasonably be expected to result in a Material Adverse Change with respect to the Loan Parties and their Subsidiaries.

5.10
Fraudulent Transfer.

(a)
After giving effect to the making of the applicable Term Loan, each Loan Party is Solvent.

(b)
No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of such Loan Party.

(c)
All Loan Parties have and will receive a direct or indirect benefit from the transactions contemplated by this Agreement and the other Loan Documents.

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5.11
Employee Benefits. No Loan Party, none of their Subsidiaries, nor any of their ERISA Affiliates maintains, contributes to, or has an obligation to contribute or any other liability (whether actual or contingent) with respect to, nor, within the past six (6) years, has maintained, contributed to or had an obligation to contribute to or any other liability (whether actual or contingent) with respect to, any Benefit Plan.

5.12
Environmental Condition. (a) To each Loan Party’s knowledge, no Real Property has ever been used by a Loan Party, its Subsidiaries, or by previous owners or operators for the disposal of, or to produce, store, handle, treat, Release, or transport, any Hazardous Materials, where such disposal, production, storage, handling, treatment, Release or transport was in violation, in any material respect, of any applicable Environmental Law, (b) to each Loan Party’s knowledge, after due inquiry, no Real Property has ever been designated or identified in any manner pursuant to any Environmental Law as a Hazardous Materials disposal site, (c) no Loan Party nor any of its Subsidiaries has received written notice that an Environmental Lien has attached to any revenues or to any Real Property, and (d) no Loan Party nor any of its Subsidiaries nor any Real Property is subject to any outstanding written order, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Change.

5.13
Intellectual Property. Each Loan Party and each of its Subsidiaries own, or hold licenses in, all Intellectual Property and Intellectual Property Licenses that are necessary or useful to the conduct of its business as currently conducted free and clear of all Liens except for Permitted Liens. None of the Foreign Subsidiaries own any Material Intellectual Property.

5.14
Leases. Each Loan Party and each of its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which it is a party or under which it is operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the applicable Loan Party or the applicable Subsidiary exists under any of them.

5.15
Deposit Accounts and Securities Accounts. Set forth on Schedule 5.15 to the Information Certificate (which shall be updated promptly upon opening a Deposit Account and/or Securities Account) is a listing of all of the Deposit Accounts and Securities Accounts of each Loan Party and each of its Subsidiaries, including, with respect to each bank or securities intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts or Securities Accounts maintained with such Person.

5.16
Complete Disclosure. All factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about the industry of a Loan Party or any of its Subsidiaries) furnished by or on behalf of a Loan Party or any of its Subsidiaries in writing to the Agent and the Lenders (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement or the other Loan Documents, and all other such factual information taken as a whole (other than forward-looking information and projections and information of a general economic nature and general information about the industry of a Loan Party or any of its Subsidiaries) hereafter furnished by or on behalf of a Loan Party or any of its Subsidiaries in writing to the Agent and the Lenders will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. The Projections most recently delivered to the Agent and the Lenders represent, and as of the date on which any other Projections are delivered to the Agent and the Lenders, such additional Projections represent, Borrower’s good faith estimate, on the date such Projections are delivered, of the future performance of a

4

Loan Party or any of its Subsidiaries for the periods covered thereby based upon assumptions believed by Borrower to be reasonable at the time of the delivery thereof to the Agent and the Lenders.

5.17
Material Contracts. Set forth on Schedule 5.17 to the Information Certificate (as such Schedule may be updated from time to time in accordance herewith) is a reasonably detailed description of the Material Contracts of each Loan Party and each of its Subsidiaries as of the most recent date on which Borrower provided its Compliance Certificate pursuant to Section 6.1; provided, however, that Borrower may amend Schedule 5.17 to the Information Certificate to add additional Material Contracts so long as such amendment occurs by written notice to the Agent on the date that such Borrower provides its Compliance Certificate. Except for matters which, either individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against the applicable Loan Party or the applicable Subsidiary and, to such Borrower’s knowledge, after due inquiry, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by Section 7.8), and (c) is not in default due to the action or inaction of the applicable Loan Party or the applicable Subsidiary.

5.18
Patriot Act. To the extent applicable, each Loan Party and each of its Subsidiaries is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”). No part of the proceeds of the loans made hereunder will be used by any Loan Party or any of its Subsidiaries or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

5.19
Indebtedness. Set forth on Schedule 5.19 to the Information Certificate is a true and complete list of all Indebtedness of each Loan Party and each of its Subsidiaries outstanding as of the Closing Date that is to remain outstanding immediately after giving effect to the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date.

5.20
Payment of Taxes. Except as otherwise permitted under Section 6.5, all material Tax returns and reports of each Loan Party and each of its Subsidiaries required to be filed by any of them have been timely filed, and are substantially correct and complete. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, each Loan Party and each of its Subsidiaries has timely paid all material Taxes shown on such Tax returns to be due and payable and all assessments, fees and other governmental charges upon a Loan Party and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Each Loan Party and each of its Subsidiaries have made adequate provision in accordance with GAAP for all material Taxes not yet due and payable. No Borrower knows of any proposed Tax assessment against a Loan Party or any of its Subsidiaries that is not being actively contested by such Loan Party or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

5.21
Margin Stock. No Loan Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the loans made to Borrower will be used to purchase or carry any such

5

Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock or for any purpose that violates the provisions of Regulation T, U or X of the Board of Governors of the United States Federal Reserve.

5.22
Governmental Regulation. No Loan Party nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

5.23
OFAC. No Loan Party nor any of its Subsidiaries is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. No Loan Party nor any of its Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has its assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. No proceeds of any loan made hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

5.24
Employee and Labor Matters. There is (a) no unfair labor practice complaint pending or, to the knowledge of Borrower, threatened against any Loan Party or any of its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party or any of its Subsidiaries which arises out of or under any collective bargaining agreement and that would reasonably be expected to result in a material liability, (b) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened in writing against any Loan Party or any of its Subsidiaries that would reasonably be expected to result in a material liability, or (c) to the knowledge of Borrower, after due inquiry, no union representation question existing with respect to the employees of any Loan Party or any of its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of each Loan Party and each of its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All material payments due from any Loan Party or any of its Subsidiaries on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the Books of such Loan Party, except where the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

5.25
Foreign Subsidiaries/Assets Located Outside the United States.

Schedule 5.25 of the Information Certificate sets forth all assets owned by Foreign Subsidiaries within and outside the United States, listing the (a) name of the Foreign Subsidiary, (b) jurisdiction in which the Foreign Subsidiary was organized, (c) type of asset owned, (d) the approximate value of the type of asset owned, and (e) jurisdiction in which the types of assets are located. Schedule 5.25 of the Information Certificate sets forth all assets owned by Loan Parties that are located outside the United States, listing the (i) name of the Domestic Subsidiary, (ii) type of asset owned, (iii) approximate value of the type of asset owned, and (iv) jurisdiction outside the United States in which such asset is located.

6

5.26
Collateral.

(a)
Real Property. Schedule 5.26(a) to the Information Certificate sets forth all Real Property owned or leased by any of the Loan Parties as of the Closing Date.

(b)
Intellectual Property. As of the Closing Date, Schedule 5.26(b) to the Information Certificate provides a complete and correct list of: (A) all registered Copyrights owned by any Loan Party, all applications for registration of Copyrights owned by any Loan Party, and all other Copyrights owned by any Loan Party and material to the conduct of the business of any Loan Party; (B) all Intellectual Property Licenses entered into by any Loan Party that is material to the business of such Loan Party, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Loan Party; (C) all Patents owned by any Loan Party and all applications for Patents owned by any Loan Party; (D) all registered Trademarks owned by any Loan Party, all applications for registration of Trademarks owned by any Loan Party, and all other Trademarks owned by any Loan Party and material to the conduct of the business of any Loan Party and
(E)
all software owned by any Loan Party that is material to the conduct of the business of any Loan Party;

(i)
all employees and contractors of each Loan Party who were involved in the creation or development of any Intellectual Property for such Loan Party that is necessary to the business of such Loan Party have signed agreements containing assignment of Intellectual Property rights to such Loan Party and obligations of confidentiality;

(ii)
to each Loan Party’s knowledge after reasonable inquiry, no Person has infringed, misappropriated or otherwise violated or is currently infringing, misappropriating or otherwise violating any Intellectual Property rights owned by such Loan Party, in each case, that either individually or in the aggregate would reasonably be expected to result in a Material Adverse Change;

(iii)
to each Loan Party’s knowledge after reasonable inquiry, (x) no holding, injunction, decision or judgment has been rendered by a Governmental Authority against Borrower or any other Loan Party and neither Borrower nor any other Loan Party has entered into any stipulation, settlement or other agreement that would limit, cancel or question the validity of Borrower’s or any other Loan Party’s rights in any Intellectual Property, (y) no claim has been asserted or threatened or is pending by any Person challenging or questioning the use by Borrower or any other Loan Party of any Intellectual Property owned by such party or the validity or effectiveness of any Intellectual Property, and
(z)
the use of Intellectual Property by Borrower and each other Loan Party does not infringe on the rights of any Person, in each case, in any respect that would reasonably be expected to result in a Material Adverse Change;

(iv)
to each Loan Party’s knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Loan Party and necessary in to the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect;

(v)
any Intellectual Property contained in, or necessary for the operation of Equipment is embedded in such Equipment and constitutes a part of such Goods pursuant to the Code; and
(vi)
each Loan Party has taken all reasonable steps to protect their Intellectual Property, including to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Loan Party that are necessary in the business of such Loan Party;

7

(c) Schedule 5.26(c) to the Information Certificate sets forth all motor vehicles owned by each Loan Party as of the Closing Date by model, model year, vehicle identification number and approximate value.

5.27
Valid Security Interest. This Agreement creates a valid security interest in the Collateral of each Loan Party, to the extent a security interest therein can be created under the Code, securing the payment of the Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all other filings and other actions necessary to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Loan Party, as a debtor, and the Agent, as secured party, in the jurisdictions listed next to such Loan Party’s name on Schedule 5.6(a) to the Information Certificate. Upon the making of such filings, the Agent shall have a perfected first priority security interest in the Collateral of each Loan Party, to the extent such security interest can be perfected by the filing of a financing statement, subject to Permitted Liens which are purchase money Liens. Upon filing of any Copyright security agreement with the United States Copyright Office, filing of any Patent and Trademark security agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 5.6(a) to the Information Certificate, all action necessary to protect and perfect the Security Interest in and to on each Loan Party’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is a first priority Security Interest and is enforceable as such as against any and all creditors of and purchasers from any Loan Party. Upon the (i) filing of financing statements listing each applicable Loan Party, as a debtor, and the Collateral Agent, as secured party, in the jurisdictions listed next to such Loan Party’s name on Schedule 5.6(a) to the Information Certificate, (ii) taking Control of the Deposit Accounts in accordance with (and referenced in) the provisions set forth on Exhibit I and (iii) the recording of the IP Security Agreements at the PTO and the United States Copyright Office, as applicable, the Agent will have a perfected first priority security interest in the Collateral subject only to certain of the statutory Permitted Liens and Liens in Collateral securing certain of the Permitted Purchase Money Indebtedness. All action by any Loan Party necessary to protect and perfect such security interest on each item of Collateral or is reasonably requested by the Agent or the Required Lenders has been duly taken other than such actions that shall be taken after the Closing Date in accordance with Section 6.16 of this Agreement.

8

Schedule 6.1

Financial Statements, Reports, Certificates

Deliver to the Agent, each of the financial statements, reports, Projections or other items set forth below at the following times in form satisfactory to the Required Lenders:

as soon as available, but in any event within 45 days after the end of each quarter

(a) an unaudited consolidated balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity with respect to Borrower and its Subsidiaries during such period and compared to the prior period and plan, prepared in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes, together with a corresponding discussion and analysis of results from management on a quarterly basis; and

(b) a Compliance Certificate.
as soon as available, but in any event within 120 days after the end of each fiscal year

(a) consolidated and consolidating financial statements of Borrower and its Subsidiaries for such fiscal year, audited by independent certified public accountants reasonably acceptable to the Required Lenders, prepared in accordance with GAAP, and certified, without any qualifications (including any (A) “going concern” or like qualification or exception, (B) qualification or exception as to the scope of such audit, or (C) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity and, if prepared, such accountants’ letter to management); and

(b) a Compliance Certificate.
upon request, but in any event no earlier than 30 days before the start of Borrower’s fiscal years

(a) copies of the Borrower’s Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to the Required Lenders, in their Permitted Discretion, for the forthcoming fiscal year, on a monthly basis, certified by the chief financial officer of the Borrower as being such officer’s good faith

Schedule 6.1 – Page 1

estimate of the financial performance of Borrower and its respective Subsidiaries during the period covered thereby, commencing with the fiscal year ending December 31, 2025.

if and when furnished by Borrower	(a) any report or other information that is provided by the Borrower or any of its Subsidiaries to their shareholders generally.
Promptly upon such request:

reports and information as to the Collateral or as to any Loan Party and its Subsidiaries, in either case, as the Agent or the Required Lenders may reasonably request provided that, if no Event of Default is then continuing, such reports are prepared by the Borrower in the ordinary course.

The annual and quarterly financial statements and information provided by the Borrower to its shareholders referenced above (to the extent any such documents are included in materials otherwise filed with the SEC or any similar regulator or Governmental Authority of any jurisdiction) shall be deemed to have been delivered upon filing such information with the SEC.

Schedule 6.1 – Page 2

Annex B

Schedule 2.1(a)

Commitments

Lender	Closing Date Term Loan Commitment[1]	First Amendment Term Loan Commitment
Whitebox Relative Value Partners, LP	$6,000,000.00	$1,684,000.00
Whitebox GT Fund, LP	$750,000.00	$211,000.00
Whitebox Multi-Strategy Partners, LP	$7,500,000.00	$2,105,000.00
Pandora Select Partners, LP	$750,000.00	$0.00
Total	$15,000,000.00	$4,000,000.00

1 Closing Date Term Loan Commitments were reduced to $0.00 upon the making of the Closing Date Term Loan on the Closing Date.

Annex C

Form of Note

See attached.

EXHIBIT C

TO TERM LOAN AND SECURITY AGREEMENT

[FORM OF]

NOTE

__________, 20__

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay o [ ] or its registered assigns (the “Lender”), in accordance with the provisions of the Loan Agreement (as hereinafter defined), the principal amount of the [Closing Date Term Loan][First Amendment Term Loan][Additional Term Loan] made by the Lender to the Borrower under that certain Term Loan and Security Agreement, dated as of May 13, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, “Loan Agreement”), among the Borrower, the Guarantors party thereto, CANTOR FITZGERALD SECURITIES, in its capacities as administrative agent and collateral agent (“Administrative Agent”) for the financial institutions from time to time party to the Loan Agreement as lenders (“Lenders”), and the Lenders, at the times and in the amounts specified for principal payments under the Loan Agreement.

The Borrower promises to pay interest on the unpaid principal amount of the [Closing Date Term Loan][First Amendment Term Loan][Additional Term Loan] from the date of such [Closing Date Term Loan][First Amendment Term Loan][Additional Term Loan] until such principal amount is paid in full, at such interest rates, at such times and in the manner provided in the Loan Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars (as applicable) in immediately available funds at the office designated by the Administrative Agent in accordance with the Loan Agreement.

This Note is one of the Notes referred to in the Loan Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the guarantee provided under Section 18 of the Loan Agreement and is secured by the Collateral. Upon the occurrence and during the continuation of one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Loan Agreement. The portion of the [Closing Date Term Loan][First Amendment Term Loan][Additional Term Loan] made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of the [Closing Date Term Loan][First Amendment Term Loan][Additional Term Loan] and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

1

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

GENASYS INC.

By: ___________________________

Name: Title:

[Signature Page to Note]

LOANS AND PAYMENTS WITH RESPECT THERETO

			Amount of	Outstanding
	Type of	Amount of	Principal or	Principal
	Term Loan	Term Loan	Interest Paid	Balance This	Notation Made
Date	Made	Made	This Date	Date	By
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______ _______	_______ _______	_______ _______	_______ _______	_______ _______	_______ _______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______
_______	_______	_______	_______	_______	_______

Annex D

Form of Borrowing Certificate

See attached.

EXHIBIT G

FORM OF BORROWING CERTIFICATE

[Date]

To: Cantor Fitzgerald Securities,

as Administrative Agent (the “Administrative Agent”)

Ladies and Gentlemen:

Reference is made to that certain Term Loan and Security Agreement, dated as of May 13, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit

Agreement”), by and among Genasys Inc., a Delaware corporation (the “Borrower”), the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and Cantor Fitzgerald Securities, in its capacity as Administrative Agent and Collateral Agent thereunder. Capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

1.
The requested date of the proposed Borrowing shall be [ _____ ] (for the avoidance of doubt, such date shall be a Business Day).

2.
The Borrower requests a Borrowing constituting a [Closing Date Term Loan][First Amendment Term Loan][Additional Term Loan] in the principal amount of $[ ________].

4.
The undersigned hereby certifies on behalf of Borrower and the other Loan Parties that, as of the date hereof, the conditions set forth in Section [4.1][4.2][4.3] of the Credit Agreement have been satisfied and that such conditions shall be satisfied as of the date of the requested Borrowing.

5.
The undersigned hereby certifies on behalf of Borrower and the other Loan Parties that the following statements are true and correct on the date hereof and shall be true on the date of the requested Borrowing, before and after giving effect thereto and to the application of the proceeds thereof:

i.
the representations and warranties of Borrower and each other Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such date, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects as of such earlier date); and

ii.
no Default or Event of Default has occurred and is continuing, nor shall either result from the making of this Term Loan.

6. This Borrowing Certificate complies with Section 2.3(a) of the Credit Agreement.

[Signature Page Follows]

Very truly yours,

GENASYS INC.,

as Borrower

By: __________________________________

Name:

Title:

[Signature Page to Borrowing Certificate]

Annex E

Form of Assignment & Assumption Agreement

See attached.

EXHIBIT H

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [ASSIGNOR NAME] (the “Assignor”) and [ASSIGNEE NAME] (the “Assignee”). Capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in that certain Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full (the “Standard Terms and Conditions”).

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent, as defined below, (i) all of the Assignor’s rights and obligations as noted below in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below, including all accrued and unpaid interest thereon, of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.
Assignor: [Assignor Name]

2.
Assignee: [Assignee Name] [and is an Affiliate/Approved Fund of [LENDER NAME]] The Assignee hereby represents and warrants that it is not a Disqualified Person.
3.
Borrower: Genasys Inc. (the “Borrower”)

4.
Administrative Agent: Cantor Fitzgerald Securities, as the administrative agent under the Credit

Agreement (the “Administrative Agent”)

5.
Credit Agreement: Term Loan and Security Agreement dated as of May 13, 2024 (as amended, restated, supplemented, or otherwise modified from time to time), among Borrower, each Guarantor from time to time party thereto, each Lender from time to time party thereto, and Cantor Fitzgerald Securities as the Administrative Agent and the Collateral Agent.

6.
Assigned Interest:

Principal
	Principal		Principal	Amount of
Principal	Amount of		Amount of	Portion of
Amount of	Portion of	Percentage	First	First	Percentage
Closing Date	Closing Date	Assigned of	Amendment	Amendment	Assigned of
Term Loans of	Term Loan	Closing Date	Term Loan of all	Term Loan	First Amendment
all Lenders*	Assigned*	Term Loan[1]	Lenders**	Assigned**	Term Loan[23]
$	$	%	$	$	%

7.
Date of Assignment:

8.
Effective Date:4 [_________], 20[____]

[The remainder of this page has been intentionally left blank]

* Amount to be adjusted by the counterparties to take into account any payments or prepayments of the Closing Date Term Loan made between the date of the Assignment and the Effective Date.

1 Set forth as a percentage of the aggregate principal amount of Closing Date Term Loan of all Lenders.

** Amount to be adjusted by the counterparties to take into account any payments or prepayments of the First Amendment Term Loan made between the date of the Assignment and the Effective Date.

2 Set forth as a percentage of the aggregate principal amount of First Amendment Term Loan of all Lenders.

3 Additional Term Loans, if any, to be added in corresponding manner to Closing Date Term Loan and First Amendment Term Loan.

4 To be inserted by the Administrative Agent and which shall be the effective date of recordation of transfer in the Register therefor.

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor

By: ______________________

Name:

Title:

[NAME OF ASSIGNEE], as Assignee By: _______________________

Name: Title:

Consented to and Accepted:

CANTOR FITZGERALD SECURITIES,

as Administrative Agent1

By: ____________________________

Name: Title:

1 To be executed to the extent required under Section 14.2(b) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.
Representations and Warranties.

1.1
Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Borrower or the other Loan Parties, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or

(iv) the performance or observance by Borrower or the other Loan Parties, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2
Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement,

(ii) it meets all requirements of under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents and other instruments or documents furnished pursuant thereto as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (vi) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption is a completed administrative questionnaire, (vii) subject to Section 14.2(d) of the Credit Agreement, the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date, unless waived by the Administrative Agent in its sole discretion, and (viii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 16.1 of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

2.
Payments. From and after the Effective Date referred to in this Assignment and Assumption, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts payable with respect thereto) to the

Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of laws principles that would require the application of the laws of another jurisdiction.